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THE EQ ADVISORS TRUST
--------------------------------------------------------------------------------

Annual Report
December 31, 1997

--------------------------------------------------------------------------------
EQ ADVISORS TRUST
--------------------------------------------------------------------------------

NOTES ON PERFORMANCE

Performance of the EQ Advisors Trust portfolios as shown on the following pages also contain comparative benchmarks, including both unmanaged and managed indices and universes of managed portfolios. Each of the portfolios' unannualized net rates of return are net of investment management fees, and expenses of each of the portfolios of the EQ Advisors Trust. These rates are not representative of the actual return you would receive under an Equitable variable life insurance policy or annuity contract. No policyowner or contractholder can invest directly in the EQ Advisors Trust portfolios. Changes in policy values depend not only on the investment performance of the EQAdvisors Trust portfolios, but also on the insurance and administrative charges, applicable sales charges and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. The performance shown is for the period since inception through December 31, 1997 and is unannualized.

Each of the EQ Advisors Trust portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each portfolio will affect its return and its risk. Keep in mind that past performance is no indication of future results.

THE BENCHMARKS

Market indices, which are unmanaged, are not subject to fees and expenses typically associated with managed investment company portfolios, and investments cannot be made in an index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

(1) The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The Index reflects the reinvestment of dividends, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 2000 Index ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestment of dividends. It is compiled by the Frank Russell Company.

(3) The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

(4) The Morgan Stanley Capital International Emerging Markets Free Price Return Index ("MSCI Emerging Markets Free") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea (@50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, SriLanka, Taiwan (@50%), Thailand, Turkey, Venezuela Free. The base date for the index is December 31, 1987. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The average size of the emerging market companies within this index is US$800 million.

(5) Lehman Government/Corporate Bond Index ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market. The "blended" performance numbers (e.g. 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

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EQ ADVISORS TRUST
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(6) The Lipper Averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based charges or 12b-1 distribution fees. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

GROWTH OF A $10,000 INVESTMENT

The charts shown on the following pages illustrate the total value of an assumed investment in Class 1B shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown through December 31, 1997. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the portfolios. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

--------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

During 1997, the S&P 500 rose 31.01%. The stellar performance is attributable to the continuation of robust economic growth coupled with low inflation. Most of the market's gain was achieved in the first several months of the year. In early October, the uninterrupted climb in the major indices came to an abrupt halt as investors took notice of the economic dislocations taking place in the Asian Tiger economies. In one day, the S&P 500 suffered more than a 7% correction as investors concluded that the problems in Asia would have a decidedly depressing impact on the U.S. economy and U.S. corporate profits. Although the market eventually recouped these losses, volatility characterized daily trading as investors attempted to reconcile continued reports of potentially inflationary U.S. economic data with the dampening effect on the U.S. economy of the "Asian Contagion".

Recent activity in the stock market has led to an even wider desparity in "value" versus "growth" stock valuations. We believe that the underperformance in groups such as paper and forest products and capital goods- technology is over. In fact, the currency devaluations in Asia could have a positive impact on these industries longer- term as it becomes less likely that new capacity will be added in the foreseeable future. While end demand for paper and technology products is expected to remain healthy, it is the supply side of the equation that typically leads to market imbalances. As such, we continued to add to our positions in International Paper, Louisiana Pacific and other cyclical stocks. Moreover, it is this thought process that dictated new positions in Stone Container Corp., Texas Instruments, and Seagate Technology, Inc.

Looking forward, we understand that investors may continue to favor large-cap growth stocks. However, we remain confident that through our bottom-up approach to stock selection, investors will be rewarded by our commitment to undervalued out-of-favor equities. We continue to invest in equities where company specific events are likely to unleash value and do not invest with a specific forecast of the direction of interest rates or the economy. This strategy has been successful in the past and we are confident that it will continue to lead to healthy performance in the future.

Kevin Rendino, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Capital appreciation and, secondarily, income.

INVESTMENT POLICY
Investment in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic investment value.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................... $49.5 million
Number of Issues .................................... 53

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Eastman Kodak Co. ...................... Photo & Optical
Aetna, Inc. .................................. Insurance
Seagram Co. Ltd. ............................. Beverages
Great Lakes Chemical Corp. ................... Chemicals
Wells Fargo & Co. ................................ Banks
Viacom Inc. (Class B) Printing, Publishing, Broadcasting
Lockheed Martin Corp. ........................ Aerospace
Humana, Inc. ................................. Insurance
U.S. West Media Group ............... Telecommunications
Pharmacia & Upjohn, Inc. ......................... Drugs

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ............................ 75.7%
Foreign Common Stock .............................  2.6%
Short-Term & Other ............................... 21.7%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                              Since Inception
                                                May 1, 1997

Merrill Lynch Basic Value Equity Portfolio ...... 16.99%
(1)S&P 500 ...................................... 22.55%
(6)Lipper Growth & Income Funds Average.......... 21.37%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             MERRILL LYNCH BASIC           S&P 500
                             VALUE EQUITY
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,699                  $12,255
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

During 1997, the overall return of the Portfolio was again held down by the laggard performance of foreign equities and bonds relative to their U.S. counterparts. The negative impact of foreign equities was limited by the reduction of investment in that sector during the second half of 1997. The decision to limit representation in Asian markets and to remain underweighted in Japanese equities also reduced the impact of laggard performance of foreign equities. As for foreign bonds, the maintenance of hedges against the European fixed income portions of the portfolio during much of the year improved Portfolio return by limiting the negative impact of a strong U.S. dollar versus the European currencies. U.S. equities continued to be a positive net contributor to overall portfolio returns during 1997. The strong overall returns in the financial services sector, which was the largest single group represented among U.S. equities, offset less favorable performance among select technology, healthcare, and economically sensitive equities.

During the second half of 1997, there was a reduction of foreign equity exposure in favor of increased commitments in cash reserves and U.S. equities and bonds. This shift reflected our concerns over the widening economic problems in Asia, including Japan, South Korea, and Southeast Asia. We significantly reduced the allocation to Japan while maintaining a relatively large commitment to Europe. In the U.S., expectations of further interest rate declines led us to retain the largest concentration of funds in the financial services sector. The average duration of the U.S. bond sector was maintained at the 5.9 year level as of December 31, 1997, while European obligations accounted for the bulk of the weighting in the foreign fixed income sector.

Tom Robinson, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High total investment return.

INVESTMENT POLICY
Primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets .............................. $18.2 million
Number of Issues .................................. 132

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Travelers Group, Inc. ....................... Insurance
Carnival Corp. ........................ Leisure Related
Bank of New York Co., Inc. ...................... Banks
El Paso Natural Gas Co. ................. Utility - Gas
Owens Illinois Inc. ........................ Containers
Arnoldo Mondadori Editore S.p.A.
        ............ Printing, Publishing, Broadcasting
Gucci Group N.V. ................... Apparel & Textiles
Provident Companies Inc. .................... Insurance
Brunswick Corp. ............................. Machinery
Edison International ............... Utility - Electric

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ........................... 30.4%
Foreign Stock ................................... 27.7%
Bonds ........................................... 25.3%
Short-Term & Other .............................. 16.6%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                             Since Inception
                                               May 1, 1997

Merrill Lynch World Strategy Portfolio .......... 4.70%
Composite Market Benchmark* .................... 10.81%
(6)Lipper Global Flexible Portfolio Average ..... 9.56%

*The Composite Market Benchmark is made up of 36% S&P 500, 24% MSCI EAFE, 21% Salomon Brothers U.S. Treasury Bond 1 Year+, 14% Salomon Brothers World Government ex U.S. and 5% U.S. Treasury Bill

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             MERRILL LYNCH WORLD      COMPOSITE MARKET INDEX
                             STRATEGY
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                     $10,000
December 31, 1997                 $10,470                     $11,081
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio's performance benefited from the strong performance of its largest sector, technology. Holdings are primarily in software, where the Portfolio owns stock in leading database, design automation, and mainframe software companies such as Cadence Design, BMC Software, Compuware, SAP, and Microsoft. Holdings in leisure stocks, primarily lodging and media companies, also helped performance. The stocks of radio and television broadcasting companies such as Clear Channel and Cox Radio were buoyed by positive advertising trends and continued consolidation within their markets. Drug store and food retailers such as CVS, Rite Aid, and Fred Meyer also contributed to performance because of strong underlying growth and cost cutting opportunities generated by mergers and acquisitions. The market finally recognized the many synergies of the Portfolio's largest position, Cendant, the new company formed by the merger of HFS and CUC International, two leading consumer service companies. The Portfolio's second largest position, Tyco International (a diversified company) contributed favorably as well due to additive acquisitions and strong internal growth.

One area that did not perform as well as expected was healthcare, in particular the stocks of HMO's. Higher than expected expenses more than offset price increases, creating earnings disappointments. Now that these companies have a more realistic view of the cost of doing business and should price their product more realistically, earnings should begin to meet investors' expectations.

Looking ahead, the fundamental outlook for emerging growth stocks remains positive. In 1998, we expect a slowing of economic growth and a continuation of the benign interest rate environment that marked this past year. Emerging growth stocks should generate stronger relative earnings growth than their large cap, multinational counterparts who are typically more exposed to the turmoil in Asia. Robust earnings combined with attractive valuations should help performance. We believe that our strategy of searching out rapidly growing companies, early in their development, and growth stocks at reasonable prices should reward investors in 1998.

John Ballen and Toni Shimura, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $101.8 million
Number of Issues ................................ 210

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Cendant Corp. ................. Professional Services
Tyco International Ltd. ... Diversified-Miscellaneous
Computer Associates Int'l Inc. .......... Electronics
Cisco Systems Inc. ................. Office Equipment
Oracle Corp. ....................... Office Equipment
United Healthcare Corp. ................... Insurance
BMC Software Inc. ....................... Electronics
Compuware Corp. ............... Professional Services
Microsoft, Inc. ......................... Electronics
Cadence Design Systems, Inc. ............ Electronics

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ......................... 92.3%
Foreign Common Stock ........................... 0.3%
Foreign Preferred Stock ........................ 2.0%
Short-Term & Other ............................. 5.4%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                Since Inception
                                                  May 1, 1997

MFS Emerging Growth Companies Portfolio ............ 22.42%
(2)Russell 2000 .................................... 28.68%
(6)Lipper Mid Cap Funds Average..................... 26.03%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             MFS EMERGING GROWTH         RUSSELL 2000
                             COMPANIES
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $12,242                  $12,868
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

Over the past year sector weightings in the Portfolio have shifted. Most notably, the financial services sector has been increased by 6.8%. Within this sector, several stocks contributed positively to the Portfolio's performance during the second half of 1997, most notably PNC Bank, Corestates Financial, and Comerica, Inc. These companies have developed solid competitive positions within their industry, which continues to benefit from an environment of slow to moderate growth, low inflation, and a trend toward consolidation.

The Portfolio has also increased its weighting in the technology sector by approximately 4.6%. While a number of companies within the technology sector dampened the returns of the Portfolio in the latter half of 1997, we view this as a derivative of the Southeast Asian crisis, where uncertain demand and negative currency impact have significantly affected certain stocks. The Portfolio remains cautious on the impact of Southeast Asian developments and as a result there have been a number of changes, with an emphasis toward companies that possess strong secular growth opportunities. Oracle, for example, is one company that has been affected by the "Asian Flu," coupled with a disappointing earnings report in November. We will be monitoring their situation closely.

The Portfolio will continue to seek fundamentally strong companies to add in the year ahead. The Portfolio continues to be based upon our best research within specific industries. The stocks are selected after careful, in-depth fundamental analysis of the earnings outlook of the companies. These companies typically demonstrate: dominant and/or growing market share, quality new/existing products, superior management teams, and strong financial statements. Portfolio sector/industry weightings are a fallout of the "best ideas" stock selection process. However, we revisit weightings regularly to assure agreement within the changing economic landscape.

Portfolio Management Team

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital and future income.

INVESTMENT POLICY
A substantial portion of assets invested in common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $116.8 million
Number of Issues ................................ 111

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Tyco International Ltd. ............... Miscellaneous
Bristol-Myers Squibb Co........................ Drugs
Microsoft, Inc. ......................... Electronics
Colgate Palmolive Co. ............ Soaps & Toiletries
Cendant Corp. ................. Professional Services
Philip Morris Companies, Inc. ............... Tobacco
United Healthcare Corp. ................... Insurance
United Technologies Corp. ................. Aerospace
Gillette Co. ..................... Soaps & Toiletries
Coca Cola Co. ............................. Beverages

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ......................... 93.8%
Foreign Common Stock ........................... 2.5%
Short-Term & Other ............................. 3.7%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

MFS Research Portfolio .................................. 16.07%
(1)S&P 500 .............................................. 22.55%
(6)Lipper Growth Funds Average........................... 21.82%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                                MFS RESEARCH               S&P 500
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,607                  $12,255
-------------------------------------------------------------------------------

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EQ/PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Through mid-year the Portfolio benefited from its equity holdings in paper and forest products, publishing, airlines, and banks, and from companies that stood to gain from global growth or consolidation.

By the fourth quarter, less-cyclical stocks led the market. Our overweight position in the especially strong utility sector boosted performance as did our holdings in the robust telecommunications sector. Basic materials, capital goods, technology, energy, and railroads declined during the quarter on fears of an Asia-induced economic slowdown.

The U.S. bond market, benefiting from investors' perceptions that the Asian crisis would have a deflationary impact and would lead to lower yields, recorded robust gains during the second quarter. The Portfolio's bond component benefited from overweighting leading corporate and asset-backed sectors. By the third quarter, a conservative duration posture and a bias toward mortgage-backed securities dampened returns during September's bond market rally. Finally, this component underperformed in the fourth quarter due to a slightly defensive duration stance. Overweighting corporate bonds, particularly Yankee bonds, also constrained performance, while overweighting mortgage-backed securities boosted returns somewhat.

Looking ahead, we believe that the U.S. equity market should show modest appreciation in 1998. International equity markets, particularly emerging-markets equity, have sold off sharply in the wake of the Asian crisis. This created value in certain markets, including the U.K. and Mexico, but caused fundamentals to weaken in others, such as in the markets of Hong Kong, Japan, and Brazil. With inflationary pressures easing in our opinion and with U.S. yields continuing to look more attractive on a global basis, our outlook for the U.S. bond market remains optimistic; however, at current yield levels, appreciation opportunities for bonds are not as compelling as for stocks.

Edward Bousa, Kenneth Taubes and Robert Paine, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Balanced investment.

INVESTMENT POLICY
Primarily in a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets .............................. $25.9 million
Number of Issues .................................. 211
Average Years to Maturity (fixed income only) ... 11.77

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Philip Morris Companies, Inc. ................. Tobacco
Exxon Corp. ............................ Oil - Domestic
American Home Products Corp...................... Drugs
Mobil Corp. ............................ Oil - Domestic
Weyerhaeuser Company ............................ Paper
E.I. Dupont DeNemours &Co. .................. Chemicals
Banc One Corp.. ................................. Banks
SBC Communications ................ Utility - Telephone
British Petroleum Co. (ADR) ....... Oil - International
Baxter International, Inc. Hospital Supplies & Services

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ........................... 57.6%
Domestic Preferred Stock ......................... 0.4%
Foreign Common Stock ............................. 3.5%
Bonds ........................................... 32.6%
Short-Term & Other ............................... 5.9%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

EQ/Putnam Balanced Portfolio ............................ 14.38%
(5)60% S&P 500/40% Lehman Gov't/Corp .................... 17.17%
(6)Lipper Balanced Funds Average......................... 15.83%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             EQ/PUTNAM BALANCED         60% S&P 500/40%
                                                        LEHMAN GOV'T/CORP
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,438                  $11,717
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
--------------------------------------------------------------------------------

In the first quarter of 1997, growth stocks, particularly in the technology sector, sold off and the market focus narrowed to large-cap, value-oriented stocks. In the second quarter, U.S. equities soared to record levels with technology and growth-oriented pharmaceutical stocks racing ahead of the market. Value stocks could not keep pace with the select large-cap growth stocks that pushed the S&P 500 up a breathtaking 17.44% for the quarter.

In the third quarter, the Portfolio's position in financial services and energy sectors, plus an underweighting in the lagging consumer growth and health-care sectors, all contributed to outperformance. By year-end, the Portfolio benefited from strong issue selection in the financial, utility, and health-care sectors but was hindered by overweighting the basic industrial, energy, and capital goods sectors. Weak stock selection in the poor-performing technology sector also had a negative impact on performance.

The outlook for large-cap value-oriented portfolios remains favorable. Inflation has remained modest, interest rates are declining, and corporate profit growth is positive. Valuations are still attractive relative to the general market. In addition, the backlash from the ongoing currency and economic upheavals in Asia is creating opportunities for value investors, particularly in the technology area, but also in the predominantly domestic sectors such as utilities, telecommunications, and transportation.

Anthony Kreisel, Portfolio Manager

================================================================================


INVESTMENT OBJECTIVE
Capital growth and, secondarily, current income.

INVESTMENT POLICY
Primarily common stocks that offer potential for capital growth and may, consistent with the Portfolio's investment objective, invest in common stocks that offer potential for current income.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $150.4 million
Number of Issues ................................ 107

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
PNC Bank Corp.................................. Banks
Xerox Corp.......................... Office Equipment
Pharmacia & Upjohn, Inc. ...................... Drugs
Merck & Co., Inc............................... Drugs
IBM Corp............................ Office Equipment
Hewlett Packard Co. ................ Office Equipment
Kimberly Clark Corp............................ Paper
Bristol-Myers Squibb, Co. ..................... Drugs
Intel Corp............................... Electronics
Computer Associates Int., Inc. .......... Electronics

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ......................... 87.7%
Foreign Common Stock ........................... 3.7%
Short-Term & Other ............................. 8.6%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                    Since Inception
                                                     on May 1, 1997

EQ/Putnam Growth & Income Value Portfolio ............... 16.23%
(1)S&P 500 .............................................. 22.55%
(6)Lipper Growth & Income Funds Average ................. 21.37%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             EQ/PUTNAM GROWTH &            S&P 500
                             INCOME VALUE
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,623                  $12,255
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The trend in international stocks told two vastly different tales. Continental Europe, as measured by the MSCI Europe Index (+23.8% in U.S. dollar terms), experienced strong gains during much of the year amid steady growth, low interest rates, modest inflationary pressures, and corporate restructurings and consolidations. Best performers in 1997 among individual countries were Switzerland (+44.3%), Italy (+35.5%), and Denmark (+34.5%).

It was quite a different story in Asia, of course, where economic turmoil reached crisis proportions as the year progressed. Erupting late summer in Thailand before spreading to Malaysia, Indonesia, and the Philippines, the "Asian flu" worsened during the fourth quarter in Hong Kong, South Korea, and Japan. The troubles pushed markets sharply lower throughout Asia while restraining virtually all other world markets.

For the year as a whole, country allocation, relative to the MSCI EAFE Index, contributed most significantly to the Portfolio's outperformance, although both stock selection and currency hedging were strongly positive. The underweighting of the Portfolio in Japan and Malaysia and the overweighting in the Netherlands, Ireland, Sweden, France, and Switzerland were the largest market positives. In hindsight, our avoidance of Spain and our underweight in Italy were costly country allocation decisions. Excellent stock picking in Japan was the most important element of the Portfolio's stock return in 1997.

Justin Scott, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Capital Appreciation

INVESTMENT POLICY
Primarily a diversified portfolio of equity securities of companies organized under laws of countries other than the United States.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................ $57.7 million
Number of Issues ................................ 104

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Vodafone Group plc ............... Telecommunications
United Bank of Switzerland..................... Banks
Nestle S.A. ................................... Foods
Cie Generale des Eaux ........ Food Services, Lodging
Sony Corp. .......... Household Furniture, Appliances
Elf Acquitaine S.A. ............. Oil - International
Scor ...................................... Insurance
Bayerische Motoren Verek AG .......... Autos & Trucks
B.A.T. Industries plc ....................... Tobacco
Philips Electronics N.V. ....... Electrical Equipment

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Foreign Common Stock ........................... 87.0%
Short-Term & Other ............................. 13.0%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

EQ/Putnam International Equity Portfolio ................ 9.58%
(3)MSCI EAFE ............................................ 2.85%
(6)Lipper International Funds Average ................... 3.76%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                            EQ/PUTNAM                     MSCI EAFE
                            INTERNATIONAL EQUITY
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $10,958                  $10,285
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Large-cap stocks led the market for most of the year, though mid- and small-cap stocks rallied dramatically in the third quarter. During that period, large-cap multinationals began to reflect some weakening in overseas earnings. By year-end, small-cap indices suffered from a significant pullback in technology stocks.

In early 1997 value-oriented stocks outperformed growth stocks in a continuing trend that began in 1996; growth stocks then rallied as the stable growth earnings environment became evident. As uncertainty surrounding the economic and financial outlook of Southeast Asia increased, investors focused on earnings. In the fourth quarter, both growth and value stocks produced mixed results, though value stocks made up many top-performing sectors.

Overweighting the robust finance and consumer product sectors aided performance as did underweight exposure -- but solid stock selection -- in the lagging energy and basic industry sectors. Stock selection was particularly strong among banks and computer software stocks.

Overweight exposure to the technology sector, which retreated in the fourth quarter, and underweight exposure to utilities, which staged a late-year rally, hindered relative performance. Additionally, stock selection lagged in some cyclical industries.

Looking ahead, our goal is to identify corporations whose earnings growth can sustain the uncertainties of the global economy while benefiting from U.S. economic growth. We continue to overweight technology (though less heavily than previously) with an emphasis on software and PC stocks. We remain overweighted in finance. In consumer products, we are overweighted in retail, lodging, and publishing. We are positioned to take advantage of the more defensive consumer staples sector and we are maintaining a significant exposure to major pharmaceutical companies while reducing our exposure to health services. Finally, we remain underweighted in energy, capital goods, and basic industry due to the less-than-robust global economic outlook for commodity cyclicals.

C. Beth Cotner, Richard England, Manual Weiss Herrero, and David Santos, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital and any increased income that results from this growth.

INVESTMENT POLICY
Primarily common stocks that the Adviser believes afford the best opportunity for long-term capital growth.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................ $39.7 million
Number of Issues ................................. 81

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
General Electric Co. .............. Electrical Equipment
Gannett Co. ......... Printing, Publishing, Broadcasting
CVS Corp. ............................. Retail - General
BankAmerica Corp. ................................ Banks
Pfizer, Inc. ..................................... Drugs
Microsoft, Inc. ............................ Electronics
Proctor & Gamble, Co. ............... Soaps & Toiletries
American Express Co. ................ Financial Services
Bristol-Myers Squibb Co. ......................... Drugs
Tyco International, Ltd. ... Diversified - Miscellaneous

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ............................ 95.7%
Foreign Common Stock .............................. 0.4%
Short-Term & Other ................................ 3.9%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

EQ/Putnam Investors Growth Portfolio .................... 24.70%
(1)S&P 500 .............................................. 22.55%
(6)Lipper Growth Funds Average........................... 21.82%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                            EQ/PUTNAM INVESTORS            S&P 500
                            GROWTH
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $12,470                  $12,255
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

The past year was characterized by tremendous stock market volatility. Equities struggled in the first quarter, particularly in the small-capitalization sector. Then prices rebounded sharply in the second and third quarters. The fourth quarter returned to a pattern of mixed results as weakness in October, culminating with the decline of 554 points for the Dow Jones Industrial Average on October 27, was more than offset by steady gains in November and December.

In this volatile environment, we tried to tune out as much short-term noise as possible by identifing reasonably valued investment opportunities with attractive yields and price-to-earnings ratios, good upside potential, and limited downside risk.

Electric utility and telephone company sectors have performed well recently after a long period of underperformance, as investors have sought the relative safety of equities with higher dividend yields. Strong price appreciation in stocks such as Bell Atlantic, BellSouth, BGE, and Unicom helped the Portfolio's return in the recent months.

The equity market has provided investors with three unprecedented years of prosperity, and the investment environment has been exceptionally conducive to good returns. As prices have advanced, the market's valuation appeal and likely near-term upside potential have diminished.

We are mindful of how virtually impossible it is to make accurate market predictions, and we never try to manage the Portfolio based on someone else's market forecasts. However, we do question how long the "delinkage" between the underlying rate of corporate earnings and dividend growth and the more rapid advance of security prices can continue.

Brian Rogers, Portofolio Manager

================================================================================

INVESTMENT OBJECTIVE
Substantial dividend income and also capital appreciation.

INVESTMENT POLICY
Primarily dividend paying common stocks of established companies.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $99.9 million
Number of Issues ................................. 158

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Mellon Bank Corp. .............................. Banks
AT&T Corp......................... Utility - Telephone
Dow Chemical Co. .............. Chemicals - Speciality
Atlantic Ritchfield Co. ............... Oil - Domestic
American Home Products Corp. ................... Drugs
Union Pacific Corp. ........................ Railroads
Alltel Corp. ..................... Utility - Telephone
SBC Communications, Inc. ......... Utility - Telephone
Exxon Corp. ........................... Oil - Domestic
Anheuser-Busch Companies, Inc. ............. Beverages

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock .......................... 89.2%
Foreign Common Stock ............................ 1.9%
Short-Term & Other .............................. 8.9%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

T. Rowe Price Equity Income Portfolio ................... 22.11%
(1)S&P 500 .............................................. 22.55%
(6)Lipper Equity Income Funds Average.................... 21.84%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                            T. ROWE PRICE EQUITY           S&P 500
                            INCOME
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $12,211                  $12,255
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

1997 ended on a disappointing note for international equities. The currency crisis which had started in Thailand quickly spread to other Asian stock markets. Japan, a country whose economic health is closely tied to the health of the Pacific region, both in terms of export demand and bank lending, was also affected. Korea, with an over-leveraged corporate sector, was one of the markets most dramatically impacted, requiring intervention by the International Monetary Fund to stabilize the financial markets. After initial sell-offs that developed in sympathy with Asia's troubled markets, the U.S. and Europe recovered nicely.

The outlook remains reasonable for European markets with corporate profits growth likely to be strong supported by good economic growth and further restructuring.We believe that Latin American markets remain attractive given continued commitment to political and economic reform in the region. The relative resilience of these markets in recent months despite the problems in the Pacific has been encouraging.

Prospects for Asia are more uncertain and we remain cautious about the prospects for the region's smaller markets as we believe that their problems are more deep-seated than is generally realised. Similarly, we remain cautious on the Japanese market -- the economic outlook there is poor and the problems of the banking sector remain severe.

While there may be some bounces in markets which have fallen a long way already, we believe it is a time to be particularly selective when looking at stocks traded in Asia. Our strategy is to remain in an underweight and defensive posture in Asia until we have some conviction that the crisis of confidence is past.

Thus, we expect that 1998 performance is likely to be driven by the European and Latin American equity markets, with Asia remaining fragile.

Martin G. Wade, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily common stocks of established non-United States companies.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ................................. $74.6 million
Number of Issues ..................................... 316

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
National Westminster Bank .......................... Banks
Royal Dutch Petroleum Co. ............ Oil - International
Smithkline Beecham, plc ............................ Drugs
Novartis AG ........................................ Drugs
Diageo, plc .................................... Beverages
Reed International, plc Printing, Publishing, Broadcasting
Shell Transport & Trading Co., plc ... Oil - International
Wolters Kluwer N.V. ........ Oil - Supplies & Construction
Glaxo Welcome, plc ................................. Drugs
Roche Holdings AG .................................. Drugs

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Foreign Common Stock ............................... 86.9%
Foreign Preferred Stock ............................. 1.9%
Short-Term & Other ................................. 11.2%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

T. Rowe Price International Stock Portfolio .............. (1.49)%
(3)MSCI EAFE .............................................. 2.85%
(6)Lipper International Funds Average ..................... 3.76%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                            T. ROWE PRICE                 MSCI EAFE
                            INTERNATIONAL STOCK
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $9,851                   $10,285
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

During the first quarter of 1997, small caps generally lagged their larger-cap counterparts by a sizable margin, with investors clearly preferring the latter group's greater liquidity and perceived earnings stability. This trend began to reverse in May, however, as the market took note of small-caps' compelling valuations and more favorable earnings prospects vs. those of larger caps. Additionally, several blue-chip companies that had previously paced the market's advance issued profit warnings in the latter part of the reporting period. This combination prompted many investors to shift assets toward the small-cap area, including small-cap value stocks.

The Portfolio's financial stocks, which constitute one of the Portfolio's largest sector weightings, were particularly good performers, buoyed in part by a favorable interest-rate environment and ongoing industry-wide consolidation. (It should be stressed that the Portfolio's sector weightings are by-products of a company-by-company stock selection process, and not bets on specific industries.) We found a number of very attractively valued stocks in the insurance area, as well as in the brokerage and banking areas.

At year-end we remain positive on the prospects for small-cap stocks generally, as well as for the Portfolio's holdings in particular. The low-multiple, lesser known stocks targeted by the Portfolio may offer unrecognized value that the market will come to acknowledge - though the timing of such recognition is difficult to predict. Typically, several quarters of improving fundamentals are necessary to fully revive an underfollowed stock.

We believe that the heavy domestic bias of small-cap stocks as well as strong earnings projections for the group may contribute to a positive market reassessment of small companies. Given this backdrop, we remain focused on identifying companies undergoing changes (such as restructurings or new management) that stand to significantly improve longer-term profitability and stock performance.

George Wyper and Kyle F. Frey, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term capital appreciation.

INVESTMENT POLICY
Primarily in a portfolio of equity securities of small capitalization companies (i.e., companies having market capitalizations of $1 billion or less at the time of initial purchase) that the Adviser considers to be relatively undervalued.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $120.9 million
Number of Issues ................................... 53

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Allied Products Corp. ....................... Machinery
Commerce Group, Inc. ........................ Insurance
Avondale Industries, Inc. ..... Building & Construction
Fingerhut Cos. Inc. .................... Retail General
Terra Nova Bermuda Holdings Ltd. (Class A) .. Insurance
Delphi Financial Group (Class A) ............ Insurance
American Safety Razor Co. ........... Soap & Toiletries
Standex International Corp. ..... Professional Services
NAC Re Corp. ................................ Insurance
Texas Regional Bancshares, Inc. ................. Banks

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ........................... 86.3%
Foreign Common Stock ............................. 4.1%
Short-Term & Other ............................... 9.6%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                       Since Inception
                                                         May 1, 1997

Warburg Pincus Small Company Value Portfolio .............. 19.15%
(2)Russell 2000 ........................................... 28.68%
(6)Lipper Small Cap Funds Average ......................... 30.28%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                           WARBURG PINCUS SMALL          RUSSELL 2000
                           COMPANY VALUE
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,915                  $12,868
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio's country allocation was marked by an overweighting in Russia, India, Pakistan and Turkey, combined with an underweighting in Asia during 1997. We began easing into Asia in the third and fourth quarters as we felt that both the currency and stock markets had dramatically overshot fair-value benchmarks. Asian markets are down 70% - 85% from their highs and have discounted economic devastation and corporate bankruptcies. While we believe that the near-term economic and earnings outlook for the Asian countries is grim, we feel that the worst has been discounted in the prices of stocks and the currencies. These markets have been tremendously oversold, and in the face of such negative sentiment, any marginally positive news could ignite a huge rally in the region.

We are slightly underweight in Latin America and expect to decrease our exposure even further. The Brazilian Real is perhaps one of the more overvalued currencies in the emerging market universe, and the high real interest rates required to support it in the aftermath of the Asian crisis will prove burdensome both for the corporate sector and for equity market performance. Mexico has performed spectacularly in the past 12 months. As a result, though, many of the Mexican stocks we own no longer offer compelling value, and will likely be trimmed to gain exposure to other investments in Asia.

We continue to view India and South Africa as a source of funds for our increased exposure in Asia. India is well underpinned by both valuations and corporate fundamentals; however, we believe that political uncertainty and slightly higher interest rates will cap some of the upside in the market.

In Europe, Russia has had a big correction after a stellar run. We continue to remain sanguine about its long term prospects but have trimmed our position a bit. Likewise, Turkey experienced tremendous returns over the last year, and remains one of the last markets that have yet to conquer inflation. Positive news on this front could trigger another move up. As valuations remain at attractive levels, we are overweighted in in the Turkish market.

Madhav Dhar and Robert Meyer, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term capital appreciation.

INVESTMENT POLICY
Primarily equity securities of emerging market country issuers with a focus on those in which the Adviser believes the economies are developing strongly and in which the markets are becoming more sophisticated.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................... $21.4 million
Number of Issues ................................... 171

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Telebras S.A. ...................... Utility - Telephone
LUKoil Holding (ADR)................ Oil - International
CRT ................................ Utility - Telephone
Femsa S.A., Class B........................... Beverages
ITC Ltd. (GDS).............................. Diversified
Telmex, Class L (ADR)............... Utility - Telephone
Surgutneftgaz (ADR)................. Oil - International
Yapi Ve Kredi Bankasi A.S. ....................... Banks
Pakistan Telecommunications Corp. .. Utility - Telephone
Korea Fund, Inc. .................... Investment Company

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Foreign Common Stock ............................. 70.8%
Foreign Preferred Stock ........................... 7.2%
Investment Companies .............................. 4.3%
Other ............................................ 17.7%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                        Since Inception
                                                        August 20, 1997

Morgan Stanley Emerging Markets Equity Portfolio .......... (20.16)%
(4)MSCI Emerging Markets Free ............................. (21.43)%
(6)Lipper Emerging Markets Funds Average................... (19.10)%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                              MORGAN STANLEY             MSCI EMERGING MARKETS
                              EMERGING MARKETS           FREE
                              EQUITY
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
August 20, 1997                   $ 7,984                  $ 7,857
-------------------------------------------------------------------------------

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                            MERRILL LYNCH    MERRILL LYNCH        MFS
                                                             BASIC VALUE         WORLD      EMERGING GROWTH       MFS
                                                                EQUITY         STRATEGY        COMPANIES        RESEARCH
                                                              PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           --------------- ---------------  --------------- --------------
ASSETS:
Investments at value (Note 1).............................   $49,833,139      $18,127,805     $104,264,513    $118,995,193
Cash......................................................           986               --           84,138          66,023
Foreign cash .............................................            --              716               --              --
Receivable for securities sold ...........................        40,625               --          367,806       1,321,584
Unrealized appreciation of forward currency contracts
 (Note 1) ................................................            --            7,245               --             852
Short-term investments held as collateral for loaned
 securities...............................................     7,480,149        1,280,808       24,156,300      21,263,500
Receivable from Separate Accounts for Trust shares sold  .       638,707          213,584        1,069,452       1,031,161
Dividends, interest and other receivables ................        45,033          114,731           16,017         115,540
Deferred organizational costs (Note 1) ...................        27,134           27,134           27,134          27,134
Other assets .............................................           615              359            1,471           1,593
                                                           --------------- ---------------  --------------- --------------
 Total assets ............................................    58,066,388       19,772,382      129,986,831     142,822,580
                                                           --------------- ---------------  --------------- --------------
LIABILITIES:
Payable to custodian .....................................         6,210           10,263           17,050          18,440
Payable for securities purchased .........................       969,312           11,867        3,634,170       4,476,506
Unrealized depreciation of forward currency contracts
 (Note 1) ................................................            --           22,520              625              --
Payable for deposits received for loaned securities  .....     7,480,149        1,280,808       24,156,300      21,263,500
Market value of swap agreement ...........................            --               --               --              --
Interest payable on swap agreement........................            --               --               --              --
Distribution fees payable ................................         9,185            3,572           19,270          22,017
Investment management fees payable .......................        10,229           16,057           24,271          26,478
Trustees' fees payable ...................................         4,159            2,443            9,919          10,743
Payable to Separate Accounts for Trust shares redeemed  ..        23,585          170,151          152,573          82,969
Overdraft payable ........................................            --              294               --              --
Accrued expenses (Note 1).................................        68,515           43,957          155,410         167,463
                                                           --------------- ---------------  --------------- --------------
 Total liabilities .......................................     8,571,344        1,561,932       28,169,588      26,068,116
                                                           --------------- ---------------  --------------- --------------
NET ASSETS ...............................................   $49,495,044      $18,210,450     $101,817,243    $116,754,464
                                                           =============== ===============  =============== ==============
Investments at cost ......................................   $49,880,569      $18,197,653     $104,024,470    $117,419,440
                                                           =============== ===============  =============== ==============
Foreign cash at cost .....................................            --      $       715               --              --
                                                           =============== ===============  =============== ==============
Investments at value include repurchase agreements of  ...            --               --               --              --
                                                           =============== ===============  =============== ==============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .........................................   $49,553,200      $18,718,868     $102,442,882    $116,061,846
 Accumulated undistributed (overdistributed) net
  investment income ......................................        12,476           (6,214)            (513)        (19,539)
 Accumulated undistributed (distributions in excess of)
  net realized gain (loss) ...............................       (23,202)        (415,663)        (865,006)       (863,224)
 Unrealized appreciation (depreciation) on investments
  and foreign currency denominated assets and liabilities        (47,430)         (86,541)         239,880       1,575,381
                                                           --------------- ---------------  --------------- --------------
NET ASSETS ...............................................   $49,495,044      $18,210,450     $101,817,243    $116,754,464
                                                           =============== ===============  =============== ==============
CLASS IB SHARES:
Net Assets. ..............................................   $49,495,044      $18,210,450     $101,817,243    $116,754,464
                                                           =============== ===============  =============== ==============
Shares outstanding (Unlimited amount authorized: no par
 value) ..................................................     4,273,605        1,765,917        8,540,761      10,170,931
                                                           =============== ===============  =============== ==============
Net asset value, offering and redemption price per share
 (Note 1) ................................................   $     11.58      $     10.31     $      11.92    $      11.48
                                                           =============== ===============  =============== ==============

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)




                                                               EQ/PUTNAM
                                                                BALANCED
                                                               PORTFOLIO
                                                             -------------
ASSETS:
Investments at value (Note 1).............................    $26,969,538
Cash......................................................             --
Foreign cash .............................................             --
Receivable for securities sold ...........................        723,655
Unrealized appreciation of forward currency contracts
 (Note 1) ................................................         27,214
Short-term investments held as collateral for loaned
 securities...............................................      3,471,977
Receivable from Separate Accounts for Trust shares sold  .        422,832
Dividends, interest and other receivables ................        151,861
Deferred organizational costs (Note 1) ...................         27,134
Other assets .............................................            463
                                                             -------------
 Total assets ............................................     31,794,674
                                                             -------------
LIABILITIES:
Payable to custodian .....................................         13,425
Payable for securities purchased .........................      1,994,056
Unrealized depreciation of forward currency contracts
 (Note 1) ................................................         28,810
Payable for deposits received for loaned securities  .....      3,471,977
Market value of swap agreement ...........................             --
Interest payable on swap agreement........................             --
Distribution fees payable ................................          4,965
Investment management fees payable .......................         11,701
Trustees' fees payable ...................................          3,146
Payable to Separate Accounts for Trust shares redeemed  ..        339,326
Overdraft payable ........................................         19,634
Accrued expenses (Note 1).................................         54,046
                                                             -------------
 Total liabilities .......................................      5,941,086
                                                             -------------
NET ASSETS ...............................................    $25,853,588
                                                             =============
Investments at cost ......................................    $26,126,525
                                                             =============
Foreign cash at cost .....................................             --
                                                             =============
Investments at value include repurchase agreements of  ... $    1,625,000
                                                             =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .........................................    $24,919,195
 Accumulated undistributed (overdistributed) net
  investment income ......................................        (13,681)
 Accumulated undistributed (distributions in excess of)
  net realized gain (loss) ...............................        106,892
 Unrealized appreciation (depreciation) on investments
  and foreign currency denominated assets and liabilities         841,182
                                                             -------------
NET ASSETS ...............................................    $25,853,588
                                                             =============
CLASS IB SHARES:
Net Assets. ..............................................    $25,853,588
                                                             =============
Shares outstanding (Unlimited amount authorized: no par
 value) ..................................................      2,305,399
                                                             =============
Net asset value, offering and redemption price per share
 (Note 1) ................................................ $        11.21
                                                             =============






See Notes to Financial Statements.

    EQ/PUTNAM       EQ/PUTNAM       EQ/PUTNAM                     T. ROWE PRICE  WARBURG PINCUS  MORGAN STANLEY
GROWTH & INCOME   INTERNATIONAL     INVESTORS    T. ROWE PRICE    INTERNATIONAL   SMALL COMPANY     EMERGING
      VALUE           EQUITY         GROWTH      EQUITY INCOME        STOCK           VALUE      MARKETS EQUITY
    PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
  $153,247,139     $57,559,806     $41,651,182    $101,517,669     $66,240,263    $124,405,135    $17,630,504
        20,508          10,934             630             957       9,406,601             549      3,604,325
            --               8              --              --              --              --        112,658
     3,367,461         372,162          61,590          21,479       2,046,979       3,509,281         40,893

            --          33,227              --              --           4,811              --             --

    27,564,407       1,827,012       6,427,550      25,234,710          81,200      12,318,628         84,000
     1,279,540         195,842         243,351       1,351,241         570,250       1,367,782        806,471
       272,974          83,148          33,521         210,145         130,115          51,920        180,657
        27,134          27,134          27,134          27,134          27,134          27,134         29,040
         1,911             897             593           1,445           1,436           1,875            268
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
   185,781,074      60,110,170      48,445,551     128,364,780      78,508,789     141,682,304     22,488,816
---------------  --------------- -------------  --------------- ---------------  -------------- --------------

        32,678          37,039           5,957          14,042          47,002          10,187         13,325
     7,647,905         331,125       2,223,737       2,539,086         528,893       8,000,611        514,629

            --          77,844              --           1,277           8,471              --             --
    27,564,407       1,827,012       6,427,550      25,234,710          81,200      12,318,628         84,000
            --              --              --              --              --              --         72,597
            --              --              --              --              --              --            759
        28,277          11,216           7,422          18,801          14,846          23,145          3,927
        32,351          43,088          16,157          24,857          63,074          32,335         24,061
        12,875           6,061           4,017           9,739           9,695          12,677          1,796
         3,137              --              --         422,653       3,026,305         210,732        304,423
            --              --              --              --              --              --             --
       199,722          98,639          66,105         152,305         157,334         194,315         36,668
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
    35,521,352       2,432,024       8,750,945      28,417,470       3,936,820      20,802,630      1,056,185
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
  $150,259,722     $57,678,146     $39,694,606    $ 99,947,310     $74,571,969    $120,879,674    $21,432,631
===============  =============== =============  =============== ===============  ============== ==============
  $150,432,226     $57,736,353     $39,112,790    $ 96,071,224     $69,853,575    $123,965,652    $20,540,628
===============  =============== =============  =============== ===============  ============== ==============
            --     $         8              --              --              --              --    $   112,395
===============  =============== =============  =============== ===============  ============== ==============
  $ 10,945,000     $ 4,416,000     $ 2,489,000              --              --    $ 15,180,000             --
===============  =============== =============  =============== ===============  ============== ==============

  $147,858,014     $58,016,512     $37,386,446    $ 94,408,169     $78,434,505    $121,906,177    $24,763,837

           (42)         62,965             412           2,001         (20,377)            (28)        33,290

      (413,163)       (179,261)       (230,644)         91,125        (225,339)     (1,465,958)      (380,622)

     2,814,913        (222,070)      2,538,392       5,446,015      (3,616,820)        439,483     (2,983,874)
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
  $150,259,722     $57,678,146     $39,694,606    $ 99,947,310     $74,571,969    $120,879,674    $21,432,631
===============  =============== =============  =============== ===============  ============== ==============

  $150,259,722     $57,678,146     $39,694,606    $ 99,947,310     $74,571,969    $120,879,674    $21,432,631
===============  =============== =============  =============== ===============  ============== ==============

    13,045,713       5,296,019       3,220,078       8,272,803       7,571,312      10,204,787      2,693,810
===============  =============== =============  =============== ===============  ============== ==============

  $      11.52     $     10.89     $     12.33    $      12.08     $      9.85    $      11.85    $      7.96
===============  =============== =============  =============== ===============  ============== ==============

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                                                                       BT
                                                                     BT               BT             SMALL
                                                                 EQUITY 500      INTERNATIONAL      COMPANY          JPM
                                                                    INDEX        EQUITY INDEX        INDEX        CORE BOND
                                                                  PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                               -------------- -----------------  ------------- -------------
ASSETS:
Investments at value (Note 1).................................          --               --              --             --
Cash..........................................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
Foreign cash .................................................          --               --              --             --
Receivable for securities sold ...............................          --               --              --             --
Unrealized appreciation of forward currency contracts
 (Note 1) ....................................................          --               --              --             --
Short-term investments held as collateral for loaned
 securities ..................................................          --               --              --             --
Receivable from Separate Accounts for Trust shares sold  .....          --               --              --             --
Dividends, interest and other receivables ....................          --               --              --             --
Deferred organizational costs (Note 1) .......................      31,340           31,340          31,340         31,340
Other assets .................................................          --               --              --             --
                                                               -------------- -----------------  ------------- -------------
 Total assets ................................................      32,340           32,340          32,340         32,340
                                                               -------------- -----------------  ------------- -------------
LIABILITIES:
Payable to custodian .........................................          --               --              --             --
Payable for securities purchased .............................          --               --              --             --
Unrealized depreciation of forward currency contracts
 (Note 1) ....................................................          --               --              --             --
Payable for deposits received for loaned securities  .........          --               --              --             --
Market value of swap agreement ...............................          --               --              --             --
Interest payable on swap agreement ...........................          --               --              --             --
Distribution fees payable ....................................          --               --              --             --
Investment management fees payable ...........................          --               --              --             --
Trustees' fees payable .......................................          --               --              --             --
Payable to Separate Accounts for Trust shares redeemed  ......          --               --              --             --
Overdraft payable ............................................          --               --              --             --
Accrued expenses (Note 1) ....................................      31,340           31,340          31,340         31,340
                                                               -------------- -----------------  ------------- -------------
 Total liabilities ...........................................      31,340           31,340          31,340         31,340
                                                               -------------- -----------------  ------------- -------------
NET ASSETS ...................................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
                                                               ============== =================  ============= =============
Investments at cost ..........................................          --               --              --             --
                                                               ============== =================  ============= =============
Foreign cash at cost .........................................          --               --              --             --
                                                               ============== =================  ============= =============
Investments at value include repurchase agreements of  .......          --               --              --             --
                                                               ============== =================  ============= =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .............................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
 Accumulated undistributed (overdistributed) net investment
  income .....................................................          --               --              --             --
 Accumulated undistributed (distributions in excess of) net
  realized gain (loss) .......................................          --               --              --             --
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities  .......          --               --              --             --
                                                               -------------- -----------------  ------------- -------------
NET ASSETS ...................................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
                                                               ============== =================  ============= =============
CLASS IB SHARES:
Net Assets. ..................................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
                                                               ============== =================  ============= =============
Shares outstanding (Unlimited amount authorized: no par
 value) ......................................................         100              100             100            100
                                                               ============== =================  ============= =============
Net asset value, offering and redemption price per share
 (Note 1) ....................................................     $ 10.00          $ 10.00         $ 10.00        $ 10.00
                                                               ============== =================  ============= =============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                                                     LAZARD        LAZARD
                                                                   LARGE CAP      SMALL CAP
                                                                     VALUE          VALUE
                                                                   PORTFOLIO      PORTFOLIO
                                                                 ------------- -------------
ASSETS:
Investments at value (Note 1).................................           --             --
Cash..........................................................      $ 1,000        $ 1,000
Foreign cash .................................................           --             --
Receivable for securities sold ...............................           --             --
Unrealized appreciation of forward currency contracts
 (Note 1) ....................................................           --             --
Short-term investments held as collateral for loaned
 securities ..................................................           --             --
Receivable from Separate Accounts for Trust shares sold  .....           --             --
Dividends, interest and other receivables ....................           --             --
Deferred organizational costs (Note 1) .......................       31,340         31,340
Other assets .................................................           --             --
                                                                 ------------- -------------
 Total assets ................................................       32,340         32,340
                                                                 ------------- -------------
LIABILITIES:
Payable to custodian .........................................           --             --
Payable for securities purchased .............................           --             --
Unrealized depreciation of forward currency contracts
 (Note 1) ....................................................           --             --
Payable for deposits received for loaned securities  .........           --             --
Market value of swap agreement ...............................           --             --
Interest payable on swap agreement ...........................           --             --
Distribution fees payable ....................................           --             --
Investment management fees payable ...........................           --             --
Trustees' fees payable .......................................           --             --
Payable to Separate Accounts for Trust shares redeemed  ......           --             --
Overdraft payable ............................................           --             --
Accrued expenses (Note 1) ....................................       31,340         31,340
                                                                 ------------- -------------
 Total liabilities ...........................................       31,340         31,340
                                                                 ------------- -------------
NET ASSETS ...................................................      $ 1,000        $ 1,000
                                                                 ============= =============
Investments at cost ..........................................           --             --
                                                                 ============= =============
Foreign cash at cost .........................................           --             --
                                                                 ============= =============
Investments at value include repurchase agreements of  .......           --             --
                                                                 ============= =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .............................................      $ 1,000        $ 1,000
 Accumulated undistributed (overdistributed) net investment
  income .....................................................           --             --
 Accumulated undistributed (distributions in excess of) net
  realized gain (loss) .......................................           --             --
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities  .......           --             --
                                                                 ------------- -------------
NET ASSETS ...................................................      $ 1,000        $ 1,000
                                                                 ============= =============
CLASS IB SHARES:
Net Assets. ..................................................      $ 1,000        $ 1,000
                                                                 ============= =============
Shares outstanding (Unlimited amount authorized: no par
 value) ......................................................          100            100
                                                                 ============= =============
Net asset value, offering and redemption price per share
 (Note 1) ....................................................      $ 10.00        $ 10.00
                                                                 ============= =============





See Notes to Financial Statements.

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                                       4

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

                                             MERRILL LYNCH    MERRILL LYNCH        MFS
                                              BASIC VALUE         WORLD      EMERGING GROWTH      MFS       EQ/PUTNAM
                                                 EQUITY         STRATEGY        COMPANIES       RESEARCH     BALANCED
                                               PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            --------------- ---------------  --------------- ------------  -----------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends................................    $ 158,359        $  64,380       $  298,852     $  313,353   $  130,923
  Interest ................................      209,813          153,151          150,316        191,421      246,934
  Securities lending--Net .................          861              635            2,903          3,161        1,593
                                            --------------- ---------------  --------------- ------------  -----------
   Total income ...........................      369,033          218,166          452,071        507,935      379,450
                                            --------------- ---------------  --------------- ------------  -----------
 Expenses (Notes 1, 2, 3, 4 and 5):
  Investment management fee ...............       73,477           49,425          169,781        186,533       50,946
  Administrative fees .....................       27,203           28,431           38,940         39,701       27,837
  Custody fees ............................       16,537           27,330           45,119         47,392       32,420
  Distribution fees--Class IB .............       33,399           17,652           77,173         84,788       23,157
  Printing and mailing expenses ...........       58,689           58,464          136,123        142,446       62,732
  Professional fees .......................       30,419           22,141           73,036         77,075       26,572
  Interest expense on swap agreement ......           --               --               --             --           --
  Trustees' fees ..........................        7,354            6,188           14,818         15,393        6,914
  Amortization of deferred organizational
   expense ................................        4,207            4,207            4,207          4,207        4,207
  Miscellaneous ...........................        1,706            1,452            4,340          4,977        1,707
                                            --------------- ---------------  --------------- ------------  -----------
   Gross expenses .........................      252,991          215,290          563,537        602,512      236,492
                                            --------------- ---------------  --------------- ------------  -----------
 Waivers and reimbursements: (Note 6)
  Waiver of administrative fees ...........      (15,990)         (14,798)         (21,038)       (21,668)     (15,386)
  Waiver of investment management fee  ....      (73,477)         (49,425)        (169,781)      (186,533)     (50,946)
  Reimbursement from investment manager  ..      (49,983)         (66,338)        (110,330)      (105,652)     (86,793)
                                            --------------- ---------------  --------------- ------------  -----------
   Total waivers and reimbursements  ......     (139,450)        (130,561)        (301,149)      (313,853)    (153,125)
                                            --------------- ---------------  --------------- ------------  -----------
  Net expenses ............................      113,541           84,729          262,388        288,659       83,367
                                            --------------- ---------------  --------------- ------------  -----------
NET INVESTMENT INCOME .....................      255,492          133,437          189,683        219,276      296,083
                                            --------------- ---------------  --------------- ------------  -----------
REALIZED AND UNREALIZED GAIN
 (LOSS)(NOTE 1):
 Realized Gain (Loss):
  On securities ...........................      214,675         (228,480)       1,475,542        107,634      300,448
  On options written ......................       (4,965)              --               --             --          360
  On foreign currency transactions  .......           --          (66,116)          (2,900)        (2,639)     (19,108)
                                            --------------- ---------------  --------------- ------------  -----------
 Realized gain (loss)--net ................      209,710         (294,596)       1,472,642        104,995      281,700
                                            --------------- ---------------  --------------- ------------  -----------
 Change in Unrealized Appreciation
  (Depreciation):
  On securities ...........................      (47,430)         (69,848)         240,043      1,575,753      843,013
  On swap agreement .......................           --               --               --             --           --
  On foreign currency transactions  .......           --          (16,693)            (163)          (372)      (1,831)
                                            --------------- ---------------  --------------- ------------  -----------
 Unrealized appreciation
  (depreciation)--net .....................      (47,430)         (86,541)         239,880      1,575,381      841,182
                                            --------------- ---------------  --------------- ------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ..      162,280         (381,137)       1,712,522      1,680,376    1,122,882
                                            --------------- ---------------  --------------- ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS................................    $ 417,772        $(247,700)      $1,902,205     $1,899,652   $1,418,965
                                            =============== ===============  =============== ============  ===========

------------
 * Net of foreign taxes withheld on dividends of $5,247, $77, $1,474, $86, $29,283, $2,919, $42,243 and $6,501 for the Merrill Lynch World
       Strategy, MFS Emerging Growth Companies, MFS Research, EQ/Putnam Balanced, EQ/Putnam International Equity, T. Rowe Price Equity Income,
       T. Rowe Price International Stock and Morgan Stanley Emerging Markets Equity Portfolios, respectively and on interest of $88 and $492 for the Merrill Lynch World Strategy, and EQ/Putnam Balanced Portfolios, respectively.
**     Commencement of Operations

See Notes to Financial Statements.

                                                                                                 (FOR THE PERIOD
                                                                                                      FROM
                                                                                                 AUGUST 20** TO
                                                                                               DECEMBER 31, 1997)
   EQ/PUTNAM       EQ/PUTNAM      EQ/PUTNAM                     T. ROWE PRICE  WARBURG PINCUS    MORGAN STANLEY
    GROWTH &     INTERNATIONAL    INVESTORS    T. ROWE PRICE    INTERNATIONAL   SMALL COMPANY       EMERGING
 INCOME VALUE        EQUITY         GROWTH     EQUITY INCOME        STOCK           VALUE        MARKETS EQUITY
   PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
   $  806,120      $ 192,295      $  117,657     $  810,390      $   288,519      $ 260,345        $   169,731
      235,099        167,495          57,743        200,609          181,629        222,466             45,191
        2,377            307             824          2,160               27          4,460                 --
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
    1,043,596        360,097         176,224      1,013,159          470,175        487,271            214,922
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

      227,936        130,202          67,578        166,401          213,839        252,178             66,404
       43,159         34,562          27,342         38,372           52,060         40,618             16,082
       87,022         98,635          15,863         37,394          125,169         24,577             22,470
      103,607         46,501          30,717         75,637           71,279         96,992             14,436
      149,313         95,243          73,440        120,126          164,108        134,255             15,063
       88,760         46,772          32,906         68,035           76,948         83,740             11,094
           --             --              --             --               --             --                759
       17,178         10,363           8,017         13,703           15,855         16,081              1,796

        4,207          4,207           4,207          4,207            4,207          4,207              2,301
        5,122          3,036           2,042          4,384            5,174          5,208                960
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
      726,304        469,521         262,112        528,259          728,639        657,856            151,365
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

      (23,255)       (17,841)        (16,095)       (20,996)         (21,461)       (23,405)            (6,430)
     (227,936)      (130,202)        (67,578)      (166,401)        (213,839)      (246,485)           (42,908)
     (122,925)       (98,225)        (74,000)       (83,697)        (151,257)            --                 --
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
     (374,116)      (246,268)       (157,673)      (271,094)        (386,557)      (269,890)           (49,338)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
      352,188        223,253         104,439        257,165          342,082        387,966            102,027
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
      691,408        136,844          71,785        755,994          128,093         99,305            112,895
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

      157,080         70,340         115,368        365,817         (221,255)      (937,026)          (409,056)
           --             --              --             --               --             --                 --
           (8)        21,402              --        (15,287)        (146,976)            --              5,754
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
      157,072         91,742         115,368        350,530         (368,231)      (937,026)          (403,302)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

    2,814,913       (176,547)      2,538,392      5,446,445       (3,613,312)       439,483         (2,910,124)
           --             --              --             --               --             --            (72,597)
           --        (45,523)             --           (430)          (3,508)            --             (1,153)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

    2,814,913       (222,070)      2,538,392      5,446,015       (3,616,820)       439,483         (2,983,874)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
    2,971,985       (130,328)      2,653,760      5,796,545       (3,985,051)      (497,543)        (3,387,176)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

   $3,663,393      $   6,516      $2,725,545     $6,552,539      $(3,856,958)     $(398,238)       $(3,274,281)
==============  =============== ============  =============== ===============  ============== ===================

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

                                                        MERRILL LYNCH    MERRILL LYNCH        MFS
                                                         BASIC VALUE         WORLD      EMERGING GROWTH       MFS
                                                            EQUITY         STRATEGY        COMPANIES        RESEARCH
                                                          PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                       --------------- ---------------  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...............................   $   255,492      $   133,437     $    189,683    $    219,276
 Realized gain (loss)--net ...........................       209,710         (294,596)       1,472,642         104,995
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated assets
  and liabilities ....................................       (47,430)         (86,541)         239,880       1,575,381
                                                       --------------- ---------------  --------------- --------------
 Net increase (decrease) in net assets from
  operations .........................................       417,772         (247,700)       1,902,205       1,899,652
                                                       --------------- ---------------  --------------- --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IB:
  Dividends from net investment income ...............      (247,223)         (75,981)        (191,439)       (225,007)
  Dividends in excess of net investment income .......            --           (6,214)            (513)        (19,539)
  Distributions from realized gains...................      (209,710)              --       (1,475,542)       (107,634)
  Distributions in excess of realized gains ..........       (23,202)        (187,184)        (865,006)       (863,224)
                                                       --------------- ---------------  --------------- --------------
 Total Class IB dividends and distributions ..........      (480,135)        (269,379)      (2,532,500)     (1,215,404)
                                                       --------------- ---------------  --------------- --------------
 Decrease in net assets from dividends and
  distributions ......................................      (480,135)        (269,379)      (2,532,500)     (1,215,404)
                                                       --------------- ---------------  --------------- --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IB:
  Shares sold ........................................    53,828,437       24,010,398      146,747,168     120,065,201
  Shares issued in reinvestment of dividends and
   distributions .....................................       480,135          269,379        2,532,500       1,215,404
  Shares redeemed ....................................    (4,751,165)      (5,552,248)     (46,832,130)     (5,210,389)
                                                       --------------- ---------------  --------------- --------------
 Net increase in net assets derived from share
  transactions........................................    49,557,407       18,727,529      102,447,538     116,070,216
                                                       --------------- ---------------  --------------- --------------
INCREASE IN NET ASSETS ...............................    49,495,044       18,210,450      101,817,243     116,754,464
NET ASSETS, BEGINNING OF PERIOD ......................            --               --               --              --
                                                       --------------- ---------------  --------------- --------------
NET ASSETS, END OF PERIOD* ...........................   $49,495,044      $18,210,450     $101,817,243    $116,754,464
                                                       =============== ===============  =============== ==============
SHARE TRANSACTIONS:
 Class IB:
  Shares sold ........................................     4,633,508        2,241,153       12,281,631      10,512,264
  Shares issued in reinvestment of dividends and
   distributions .....................................        42,265           26,332          219,454         108,421
  Shares redeemed ....................................      (402,168)        (501,568)      (3,960,324)       (449,754)
                                                       --------------- ---------------  --------------- --------------
 Net increase ........................................     4,273,605        1,765,917        8,540,761      10,170,931
                                                       --------------- ---------------  --------------- --------------

------------
* Including accumulated undistributed (overdistributed) net investment income of $12,476, $(6,214), $(513), $(19,539), $(13,681), $(42),
       $62,965, $412, $2,001, $(20,377), $(28) and $33,290 for the Merrill
       Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, EQ/Putnam Balanced, EQ/Putnam Growth & Income Value, EQ/Putnam International Equity, EQ/Putnam Investors Growth, T. Rowe Price Equity Income, T. Rowe Price International Stock, Warburg Pincus Small Company Value and Morgan Stanley Emerging Markets Equity Portfolios, respectively as of December 31, 1997.
**     Commencement of Operations

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)




                                                           EQ/PUTNAM
                                                            BALANCED
                                                           PORTFOLIO
                                                         -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ............................... $      296,083
 Realized gain (loss)--net ...........................        281,700
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated assets
  and liabilities ....................................        841,182
                                                         -------------
 Net increase (decrease) in net assets from
  operations .........................................      1,418,965
                                                         -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IB:
  Dividends from net investment income ...............       (279,057)
  Dividends in excess of net investment income .......        (13,681)
  Distributions from realized gains...................       (196,041)
  Distributions in excess of realized gains ..........             --
                                                         -------------
 Total Class IB dividends and distributions ..........       (488,779)
                                                         -------------
 Decrease in net assets from dividends and
  distributions ......................................       (488,779)
                                                         -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IB:
  Shares sold ........................................     32,089,702
  Shares issued in reinvestment of dividends and
   distributions .....................................        488,779
  Shares redeemed ....................................     (7,655,079)
                                                         -------------
 Net increase in net assets derived from share
  transactions........................................     24,923,402
                                                         -------------
INCREASE IN NET ASSETS ...............................     25,853,588
NET ASSETS, BEGINNING OF PERIOD ......................             --
                                                         -------------
NET ASSETS, END OF PERIOD* ...........................    $25,853,588
                                                         =============
SHARE TRANSACTIONS:
 Class IB:
  Shares sold ........................................      2,939,085
  Shares issued in reinvestment of dividends and
   distributions .....................................         43,995
  Shares redeemed ....................................       (677,681)
                                                         -------------
 Net increase ........................................      2,305,399
                                                         -------------




See Notes to Financial Statements.

                                                                                                   (FOR THE PERIOD
                                                                                                        FROM
                                                                                                   AUGUST 20** TO
                                                                                                 DECEMBER 31, 1997)
    EQ/PUTNAM       EQ/PUTNAM       EQ/PUTNAM                     T. ROWE PRICE  WARBURG PINCUS    MORGAN STANLEY
GROWTH & INCOME   INTERNATIONAL     INVESTORS    T. ROWE PRICE    INTERNATIONAL   SMALL COMPANY       EMERGING
      VALUE           EQUITY         GROWTH      EQUITY INCOME        STOCK           VALUE        MARKETS EQUITY
    PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
  $    691,408     $   136,844     $    71,785    $    755,994    $    128,093    $     99,305      $    112,895
       157,072          91,742         115,368         350,530        (368,231)       (937,026)         (403,302)

     2,814,913        (222,070)      2,538,392       5,446,015      (3,616,820)        439,483        (2,983,874)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
     3,663,393           6,516       2,725,545       6,552,539      (3,856,958)       (398,238)       (3,274,281)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------

      (695,650)        (99,488)        (75,580)       (742,913)             --        (103,540)          (59,226)
        (1,258)             --              --              --          (9,785)           (204)               --
      (157,079)        (70,340)       (115,368)       (274,692)             --              --                --
      (413,163)       (179,261)       (230,644)             --              --        (528,932)               --
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
    (1,267,150)       (349,089)       (421,592)     (1,017,605)         (9,785)       (632,676)          (59,226)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
    (1,267,150)       (349,089)       (421,592)     (1,017,605)         (9,785)       (632,676)          (59,226)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------

   150,166,887      58,043,736      37,267,750     104,824,753     100,986,940     170,997,522        35,354,533
     1,267,150         349,089         421,592       1,017,605           9,785         632,676            59,226
    (3,570,558)       (372,106)       (298,689)    (11,529,982)    (22,558,013)    (49,719,610)      (10,647,621)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
   147,863,479      58,020,719      37,390,653      94,312,376      78,438,712     121,910,588        24,766,138
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
   150,259,722      57,678,146      39,694,606      99,847,310      74,571,969     120,879,674        21,432,631
            --              --              --         100,000              --              --                --
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
  $150,259,722     $57,678,146     $39,694,606    $ 99,947,310    $ 74,571,969    $120,879,674      $ 21,432,631
===============  =============== =============  =============== ===============  ============== ===================

    13,247,726       5,297,238       3,210,087       9,163,385       9,802,776      14,177,457         3,928,086
       111,940          32,263          35,192          85,226             997          54,682             7,554
      (313,953)        (33,482)        (25,201)       (985,808)     (2,232,461)     (4,027,352)       (1,241,830)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
    13,045,713       5,296,019       3,220,078       8,262,803       7,571,312      10,204,787         2,693,810
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For December 31, 1997**

                                                                                                   BT
                                                                 BT               BT             SMALL
                                                             EQUITY 500      INTERNATIONAL      COMPANY          JPM
                                                                INDEX        EQUITY INDEX        INDEX        CORE BOND
                                                              PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                           -------------- -----------------  ------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................         --               --               --            --
 Realized gain (loss)--net ...............................         --               --               --            --
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated assets and
  liabilities ............................................         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Net increase (decrease) in net assets from operations  ..         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IB:
  Dividends from net investment income ...................         --               --               --            --
  Dividends in excess of net investment income ...........         --               --               --            --
  Distributions from realized gains.......................         --               --               --            --
  Distributions in excess of realized gains...............         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Total Class IB dividends and distributions...............         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Decrease in net assets from dividends and distributions           --               --               --            --
                                                           -------------- -----------------  ------------- -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IB:
  Shares sold ............................................     $1,000           $1,000           $1,000        $1,000
  Shares issued in reinvestment of dividends and
   distributions .........................................         --               --               --            --
  Shares redeemed ........................................         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Net increase in net assets derived from share
  transactions............................................      1,000            1,000            1,000         1,000
                                                           -------------- -----------------  ------------- -------------
INCREASE IN NET ASSETS ...................................      1,000            1,000            1,000         1,000
NET ASSETS, BEGINNING OF PERIOD ..........................         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
NET ASSETS, END OF PERIOD ................................     $1,000           $1,000           $1,000        $1,000
                                                           ============== =================  ============= =============
SHARE TRANSACTIONS:
 Class IB:
  Shares sold ............................................        100              100              100           100
  Shares issued in reinvestment of dividends and
   distributions .........................................         --               --               --            --
  Shares redeemed ........................................         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Net increase ............................................        100              100              100           100
                                                           -------------- -----------------  ------------- -------------

** The Portfolios that received initial capital on December 31, 1997 had no operations except for the issuance of shares of Class IB Common Stock.

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                                                 LAZARD        LAZARD
                                                              LARGE  CAP      SMALL CAP
                                                                 VALUE          VALUE
                                                               PORTFOLIO      PORTFOLIO
                                                             ------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................           --            --
 Realized gain (loss)--net ...............................           --            --
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated assets and
  liabilities ............................................           --            --
                                                             ------------- -------------
 Net increase (decrease) in net assets from operations  ..           --            --
                                                             ------------- -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IB:
  Dividends from net investment income ...................           --            --
  Dividends in excess of net investment income ...........           --            --
  Distributions from realized gains.......................           --            --
  Distributions in excess of realized gains...............           --            --
                                                             ------------- -------------
 Total class IB dividends and distributions...............           --            --
                                                             ------------- -------------
 Decrease in net assets from dividends and distributions             --            --
                                                             ------------- -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IB:
  Shares sold ............................................       $1,000        $1,000
  Shares issued in reinvestment of dividends and
   distributions .........................................           --            --
  Shares redeemed ........................................           --            --
                                                             ------------- -------------
 Net increase in net assets derived from share
  transactions............................................        1,000         1,000
                                                             ------------- -------------
INCREASE IN NET ASSETS ...................................        1,000         1,000
NET ASSETS, BEGINNING OF PERIOD ..........................           --            --
                                                             ------------- -------------
NET ASSETS, END OF PERIOD ................................       $1,000        $1,000
                                                             ============= =============
SHARE TRANSACTIONS:
 Class IB:
  Shares sold ............................................          100           100
  Shares issued in reinvestment of dividends and
   distributions .........................................           --            --
  Shares redeemed ........................................           --            --
                                                             ------------- -------------
 Net increase ............................................          100           100
                                                             ------------- -------------



See Notes to Financial Statements.

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     NUMBER      VALUE
                                   OF SHARES    (NOTE 1)
--------------------------------  ----------- -----------
COMMON STOCKS:
BASIC MATERIALS (12.9%)
CHEMICALS (5.1%)
E.I. Du Pont de Nemours & Co. ...     8,000    $  480,500
Great Lakes Chemical Corp.  .....    25,000     1,121,875
Hercules, Inc. ..................    18,000       901,125
                                              -----------
                                                2,503,500
                                              -----------
METALS & MINING (1.1%)
Asarco, Inc. ....................    25,000       560,937
                                              -----------
PAPER (3.2%)
International Paper Co. .........    20,000       862,500
Stone Container Corp.* ..........    70,000       730,625
                                              -----------
                                                1,593,125
                                              -----------
STEEL (3.5%)
USX--U.S. Steel Group, Inc.  ....    28,000       875,000
WHX Corp.* ......................    70,000       831,250
                                              -----------
                                                1,706,250
                                              -----------
 TOTAL BASIC MATERIALS ..........               6,363,812
                                              -----------
BUSINESS SERVICES (3.9%)
PRINTING, PUBLISHING,
 BROADCASTING (3.9%)
Dow Jones & Co., Inc. ...........    17,000       912,688
Viacom, Inc., Class B* ..........    25,000     1,035,937
                                              -----------
 TOTAL BUSINESS SERVICES.........               1,948,625
                                              -----------
CAPITAL GOODS (3.4%)
AEROSPACE (2.1%)
Lockheed Martin Corp. ...........    10,500     1,034,250
                                              -----------
BUILDING MATERIALS & FOREST
 PRODUCTS (1.3%)
Louisiana-Pacific Corp. .........    35,000       665,000
                                              -----------
 TOTAL CAPITAL GOODS.............               1,699,250
                                              -----------
CONSUMER CYCLICALS (11.5%)
AUTOS & TRUCKS (3.2%)
Ford Motor Co. ..................    13,500       657,281
General Motors Corp. ............    15,000       909,375
                                              -----------
                                                1,566,656
                                              -----------
LEISURE RELATED (1.1%)
Harrah's Entertainment, Inc.*  ..    29,400       554,925
                                              -----------
PHOTO & OPTICAL (2.9%)
Eastman Kodak Co. ...............    23,700     1,441,257
                                              -----------
RETAIL--GENERAL (4.3%)
Charming Shoppes, Inc.* .........    90,000       421,875
K-Mart Corp.* ...................    60,000       693,750
Sears Roebuck & Co. .............    12,000       543,000
Woolworth Corp.* ................    23,000       468,625
                                              -----------
                                                2,127,250
                                              -----------
 TOTAL CONSUMER CYCLICALS  ......               5,690,088
                                              -----------
CONSUMER NON-CYCLICALS (9.5%)
BEVERAGES (2.4%)
Seagram Co., Ltd. ...............    36,000     1,163,250
                                              -----------
CONTAINERS (1.1%)
Tupperware Corp. ................    20,000       557,500
                                              -----------
DRUGS (4.2%)
Bristol-Myers Squibb Co. ........     5,000       473,125
Pharmaceutical Product
 Development, Inc.* .............    40,000       615,000
Pharmacia & Upjohn, Inc. ........    27,500     1,007,187
                                              -----------
                                                2,095,312
                                              -----------


                                     NUMBER      VALUE
                                   OF SHARES    (NOTE 1)
--------------------------------- ----------- -----------
TOBACCO (1.8%)
Philip Morris Cos., Inc. ........    19,500    $  883,594
                                              -----------
 TOTAL CONSUMER NON-CYCLICALS                   4,699,656
                                              -----------
CREDIT SENSITIVE (15.1%)
BANKS (5.3%)
Bankers Trust New York Corp.  ...     6,000       674,625
Hibernia Corp., Class A .........    45,000       846,562
Wells Fargo & Co. ...............     3,250     1,103,172
                                              -----------
                                                2,624,359
                                              -----------
INSURANCE (7.9%)
Aetna, Inc. .....................    18,500     1,305,406
Humana, Inc.* ...................    48,900     1,014,675
TIG Holdings, Inc. ..............    28,000       929,250
Travelers Property & Casualty,
 Inc., Class A ..................    15,000       660,000
                                              -----------
                                                3,909,331
                                              -----------
UTILITY--TELEPHONE (1.9%)
AT&T Corp. ......................    15,000       918,750
                                              -----------
 TOTAL CREDIT SENSITIVE .........               7,452,440
                                              -----------

DIVERSIFIED (1.8%)
MISCELLANEOUS (1.8%)
ITT Industries, Inc. ............    28,000       878,500
                                              -----------
ENERGY (6.7%)
OIL--DOMESTIC (4.5%)
Occidental Petroleum Corp.  .....    20,000       586,250
Union Texas Petroleum Holdings,
 Inc. ...........................    40,000       832,500
Unocal Corp. ....................    20,000       776,250
                                              -----------
                                                2,195,000
                                              -----------
OIL--INTERNATIONAL (1.4%)
YPF S.A., Class D (ADR) .........    20,000       683,750
                                              -----------
OIL--SUPPLIES & CONSTRUCTION (0.8%)
Dresser Industries, Inc. ........    10,000       419,375
                                              -----------

 TOTAL ENERGY....................               3,298,125
                                              -----------
TECHNOLOGY (13.5%)
ELECTRONICS (6.0%)
Exabyte Corp.* ..................    50,800       327,025
Integrated Device Technology,
 Inc.*...........................    50,000       471,875
Mentor Graphics Corp.* ..........    65,000       629,688
Novell, Inc.* ...................    70,000       525,000
Seagate Technology, Inc.*  ......    20,000       385,000
Texas Instruments, Inc. .........    13,500       607,500
                                              -----------
                                                2,946,088
                                              -----------
OFFICE EQUIPMENT (4.4%)
Apple Computer, Inc.* ...........    25,000       328,125
Digital Equipment Corp.* ........    20,000       740,000
International Business Machines
 Corp. ..........................     5,000       522,813
Scitex Corp., Ltd.* .............    50,000       603,125
                                              -----------
                                                2,194,063
                                              -----------
OFFICE EQUIPMENT SERVICES (1.1%)
CompuServe Corp.* ...............    45,000       545,625
                                              -----------
TELECOMMUNICATIONS (2.0%)
U.S. West Media Group* ..........    35,000     1,010,625
                                              -----------
 TOTAL TECHNOLOGY ...............               6,696,401
                                              -----------
TOTAL COMMON STOCKS (78.3%)
 (Cost $38,774,327) .............              38,726,897
                                              -----------

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                 PRINCIPAL        VALUE
                                   AMOUNT       (NOTE 1)
-----------------------------  ------------- -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (22.4%)
Federal Farm Credit Bank
 (Discount Note), 1/2/98
 (Amortized Cost $11,106,242)   $11,108,000    $11,106,242
                                             -------------
TOTAL INVESTMENTS (100.7%)
 (Cost/Amortized Cost
 $49,880,569) ................                  49,833,139
OTHER ASSETS
 LESS LIABILITIES (-0.7%)                         (338,095)
                                             -------------
NET ASSETS (100%) ............                 $49,495,044
                                             =============

------------
*     Non-income producing
      Glossary:
      ADR--American Depositary Receipt

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

-----------------------------------------------------------------------------
Transactions in options written for the period from May 1, 1997, to December 31, 1997 are summarized as follows: (Note 1)

                                          NUMBER OF     PREMIUMS
                                        CONTRACTS (A)   RECEIVED
                                        ------------- ----------
Options outstanding--May 1, 1997  .....       --             --
Options written .......................       15        $ 8,392
Options closed ........................      (15)        (8,392)
                                        ------------- ----------
Options outstanding--December 31, 1997        --             --
                                        ============= ==========

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities     $42,382,714
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities       3,823,065

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation  ..  $ 2,084,262
Aggregate gross unrealized (depreciation)     (2,132,841)
                                            -------------
Net unrealized (depreciation) .............  $   (48,579)
                                            =============
Federal income tax cost of investments  ...  $49,881,718
                                            =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $7,341,116, which was secured by collateral valued at $7,480,149.
For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $1,444 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp. and $7,984 with Merrill Lynch & Co., Inc., both affiliated broker/dealers.




------------
(a)    One contract relates to 100 shares.







                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER         VALUE
                                    OF SHARES       (NOTE 1)
--------------------------------- ------------- --------------
COMMON STOCKS:
AUSTRALIA & NEW ZEALAND (0.6%)
AUSTRALIA (0.6%)
Broken Hill Proprietary Ltd.  ...     12,700       $  117,896
                                                --------------
CANADA (1.7%)
Gulf Canada Resources Ltd.*  ....     17,000          119,000
Imax Corp.* .....................      3,400           74,800
Magna International, Inc.,
 Class A ........................      1,900          119,344
                                                --------------
 TOTAL CANADA ...................                     313,144
                                                --------------
JAPAN (4.1%)
Amway Japan Ltd. ................      5,000           95,804
Bridgestone Corp. ...............      4,000           86,760
Maeda Corp. .....................     34,000           75,570
Matsushita Electric Industries
 Co. ............................      4,000           58,555
Matsushita Electric Works Ltd.  .     12,000          103,928
Okumura Corp. ...................     25,000           59,399
Rohm Co. ........................      1,000          101,935
Sony Corp. ......................      1,000           88,906
Tokio Marine & Fire Insurance
 Co. ............................      6,000           68,059
                                                --------------
 TOTAL JAPAN ....................                     738,916
                                                --------------
LATIN AMERICA (3.1%)
ARGENTINA (0.4%)
YPF S.A., Class D (ADR) .........      2,300           78,631
                                                --------------
BRAZIL (0.9%)
Telebras S.A. (ADR) .............        700           81,506
Unibanco (ADR)* .................      2,500           80,469
                                                --------------
                                                      161,975
                                                --------------
MEXICO (1.8%)
Grupo Carso (ADR) ...............      6,400           85,261
Grupo Financiero Bancomer (ADR)*       7,300           94,896
Panamerican Beverages, Inc.,
 Class A ........................      2,200           71,775
Telmex, Class L (ADR) ...........      1,200           67,275
                                                --------------
                                                      319,207
                                                --------------
 TOTAL LATIN AMERICA ............                     559,813
                                                --------------
OTHER EUROPEAN COUNTRIES (7.3%)
FRANCE (1.5%)
Scor ............................      2,600          124,330
SGS-Thomson Microelectronics
 N.V.* ..........................      1,400           85,488
Thomson CSF .....................      1,600           50,431
                                                --------------
                                                      260,249
                                                --------------
GERMANY (1.2%)
Bayerische Vereinsbank AG  ......      1,800          116,068
Mannesmann AG ...................        200          100,392
                                                --------------
                                                      216,460
                                                --------------
ITALY (2.3%)
Arnoldo Mondadori Editore  ......     19,100          150,079
Danieli & Co. ...................     35,100          126,193
Gucci Group N.V. ................      3,300          138,188
                                                --------------
                                                      414,460
                                                --------------

                                    NUMBERS         VALUE
                                   OF SHARES       (NOTE 1)
--------------------------------- ------------  --------------
NETHERLANDS (0.4%)
Royal Dutch Petroleum Co. (NY
 Shares) ........................      1,400     $   75,863
                                                --------------
SPAIN (0.6%)
Repsol S.A. (ADR) ...............      2,800        119,175
                                                --------------
SWITZERLAND (1.3%)
Novartis AG (Registered) ........         78        126,573
Roche Holdings AG ...............         12        119,178
                                                --------------
                                                    245,751
                                                --------------
 TOTAL OTHER EUROPEAN  COUNTRIES                  1,331,958
                                                --------------
SCANDINAVIA (4.8%)
FINLAND (2.2%)
Amer-Yhtymae OYJ, Class A*  .....      4,500         86,269
Finnlines OYJ ...................      2,000         79,619
Orion-Yhtymae OYJ, Class B  .....      4,620        122,048
Upm-Kymmene OYJ .................      5,600        111,981
                                                --------------
                                                    399,917
                                                --------------
NORWAY (0.6%)
Color Line ASA ..................     27,300        105,344
                                                --------------
SWEDEN (2.0%)
Castellum AB* ...................      9,200         91,538
Nordbanken Holding AB* ..........      8,400         47,502
Perstorp AB, Class B ............      5,200         92,999
Forenings Sparbanken Kredit AS,
 Class A. .......................      3,000         68,200
Spectra-Physics AB, Class A  ....      3,600         68,237
                                                --------------
                                                    368,476
                                                --------------
 TOTAL SCANDINAVIA ..............                   873,737
                                                --------------

SOUTHEAST ASIA (0.8%)
INDONESIA (0.6%)
Indostat (ADR) ..................      5,300        102,356
                                                --------------
PHILIPPINES (0.2%)
San Miguel Corp., Class B  ......     32,100         39,233
                                                --------------
 TOTAL SOUTHEAST ASIA ...........                   141,589
                                                --------------
SUB-SAHARAN AFRICA (1.2%)
SOUTH AFRICA (1.2%)
De Beers Consolidated Mines
 (ADR) ..........................      5,500        112,406
Sasol Ltd. ......................     10,700        111,914
                                                --------------
 TOTAL SUB-SAHARAN AFRICA  ......                   224,320
                                                --------------
UNITED KINGDOM (3.4%)
Danka Business Systems plc (ADR)       1,030         16,416
Dixons Group plc ................     12,600        126,512
Guinness plc ....................     10,500         96,540
Imperial Chemical Industries
 plc.............................      7,800        121,897
LucasVarity plc .................     37,500        132,491
Rio Tinto plc (Registered)  .....     10,200        125,545
                                                --------------
 TOTAL UNITED KINGDOM ...........                   619,401
                                                --------------
UNITED STATES (30.4%)
Allied Signal, Inc. .............      3,195        124,405
American Express Co. ............        660         58,905
Avis Rent A Car, Inc.* ..........      2,050         65,472
Bank of New York Co., Inc.  .....      2,650        153,203
BankAmerica Corp. ...............      1,500        109,500

                                       13

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER         VALUE
                                    OF SHARES       (NOTE 1)
--------------------------------  ------------- --------------
Black & Decker Corp. ............        2,820    $   110,156
BMC Software, Inc.* .............        1,230         80,719
Bristol-Myers Squibb Co. ........        1,100        104,088
Brunswick Corp. .................        4,400        133,375
Burlington Northern Santa Fe
 Corp. ..........................          590         54,833
Carnival Corp., Class A .........        3,000        166,125
Chancellor Media Corp.* .........          780         58,208
Cisco Systems, Inc.* ............          900         50,175
Compaq Computer Corp. ...........          550         31,041
Computer Associates
 International, Inc. ............        1,730         91,474
DENTSPLY International, Inc.  ...        1,300         39,650
Dial Corp. ......................        3,800         79,088
Edison International ............        4,900        133,219
El Paso Natural Gas Co. .........        2,300        152,950
Eli Lilly & Co. .................        1,560        108,615
Enron Corp. .....................        1,450         60,266
Federal-Mogul Corp. .............        2,600        105,300
First Union Corp. ...............        2,250        115,313
Gartner Group, Inc., Class A*  ..        1,500         55,875
GenCorp, Inc. ...................        2,400         60,000
General Electric Co. ............        1,400        102,725
Glenborough Realty Trust, Inc.  .        1,900         56,288
Harnischfeger Industries, Inc.  .        1,650         58,266
Hartford Life, Inc., Class A  ...        1,500         67,969
Healthsouth Corp.* ..............        4,700        130,425
Hertz Corp., Class A ............        2,800        112,700
Ingersol Rand Co. ...............        2,600        105,300
International Business Machines
 Corp. ..........................          600         62,738
MGIC Investment Corp. ...........        1,210         80,465
Microsoft Corp.* ................          375         48,469
National Semiconductor Corp.*  ..        3,000         77,812
OMI Corp.* ......................        3,700         33,994
Orbital Sciences Corp.* .........          550         16,362
Owens Illinois, Inc.* ...........        4,000        151,750
Pfizer, Inc. ....................        1,400        104,387
Prentiss Properties Trust  ......        2,655         74,174
Provident Cos., Inc. ............        3,500        135,187
Quantum Corp.* ..................        2,450         49,153
Rite Aid Corp. ..................        1,175         68,958
Royal Caribbean Cruises Ltd.  ...        1,700         90,631
Safeway, Inc.* ..................        1,400         88,550
Schlumberger Ltd. ...............          650         52,325
Sears Roebuck & Co. .............        1,900         85,975
Smith International, Inc.*  .....          900         55,237
SPX Corp. .......................          400         27,600
Starwood Lodging Trust ..........          770         44,564
Sun International Hotels Ltd.*  .        1,100         41,387
Sunbeam Corp. ...................        2,300         96,887
Tele-Communications TCI Ventures
 Group, Class A* ................        3,305         93,573
Telecommunications, Inc.,
 Class A* .......................        4,570        127,674
Texas Utilities Co. .............        2,100         87,281
Travelers Group, Inc. ...........        2,500        134,687
Travelers Property & Casualty,
 Inc., Class A ..................          800         35,200

                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
---------------------------------   ----------  --------------
Tricon Global Restaurants,
 Inc.*...........................        2,000    $    58,125
U.S. Air Group, Inc.* ...........        2,100        131,250
Unocal Corp. ....................        2,500         97,031
Unum Corp. ......................          825         44,859
Wal-Mart Stores, Inc.............        2,000         78,875
Warner Lambert Co. ..............          800         99,200
Worldcom, Inc.* .................        4,000        121,000
                                                --------------
 TOTAL UNITED STATES ............                   5,530,988
                                                --------------
TOTAL COMMON STOCKS (57.4%)
 (Cost $10,627,077) .............                  10,451,762
                                                --------------
PREFERRED STOCKS:
OTHER EUROPEAN COUNTRIES (0.7%)
GERMANY (0.7%)
Henkel KGaA
 (Cost $110,227) ................        2,100        131,327
                                                --------------

                                     Principal
                                      Amount
                                    ----------
LONG-TERM DEBT SECURITIES:
OTHER EUROPEAN COUNTRIES (7.8%)
FRANCE (0.8%)
Government of France
 5.50%, 10/25/07 ............      FRF      900,000        151,514
                                                     --------------
GERMANY (4.1%)
Republic of Germany
 Series 86
 6.00%, 6/20/16 ..............     DEM      375,000        212,882

 Series 95
 6.50%, 10/14/05 ................           175,000        105,236

 Series 97
 6.00%, 7/4/07 ..................           735,000        429,164
                                                     --------------

                                                           747,282
                                                     --------------
ITALY (2.5%)
Italian Treasury Bond (BTPS)
 8.50%, 8/1/04 ...............     ITL  675,000,000        446,349
                                                     --------------
SPAIN (0.4%)
Kingdom of Spain
 7.90%, 2/28/02 ..............     ESP   10,000,000         72,662
                                                     --------------
 TOTAL OTHER EUROPEAN  COUNTRIES                         1,417,807
                                                     --------------
SCANDINAVIA (2.7%)
DENMARK (0.4%)
Kingdom of Denmark
 7.00%, 11/15/07 .............     DKK      525,000         84,358
                                                      -------------
SWEDEN (2.3%)
Kingdom of Sweden,
 Series 1037
 8.00%, 8/15/07 ..............     SEK    2,900,000        418,367
                                                     --------------
 TOTAL SCANDINAVIA ..............                          502,725
                                                     --------------
UNITED KINGDOM (2.3%)
United Kingdom Treasury Note
 7.25%, 12/7/07 ..............     GBP      235,000        413,738
                                                     --------------


EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                               PRINCIPAL      VALUE
                                AMOUNT       (NOTE 1)
---------------------------  ------------ ------------
UNITED STATES (12.5%)
U.S. Treasury Bond
  6.625%, 2/15/27 ..........  $1,235,000   $ 1,340,748
U.S. Treasury Note
  6.00%, 8/15/99 ...........     475,000       477,524
  6.50%, 5/31/02 ...........      80,000        82,375
  6.625%, 5/15/07 ..........     360,000       381,263
                                          ------------
 TOTAL UNITED STATES........                 2,281,910
                                          ------------
TOTAL LONG-TERM DEBT SECURITIES (25.3%)
 (Cost $4,531,813) .........                 4,616,180
                                          ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (16.1%)
Federal Farm Credit Bank
 (Discount Note), 1/2/98
 (Amortized Cost
 $2,928,536)................   2,929,000     2,928,536
                                          ------------
TOTAL INVESTMENTS (99.5%)
 (Cost/Amortized Cost
 $18,197,653)...............                18,127,805
OTHER ASSETS
 LESS LIABILITIES (0.5%)  ..                    82,645
                                          ------------
NET ASSETS (100%) ..........               $18,210,450
                                          ============

MARKET SECTOR DIVERSIFICATION
 (Unaudited)
As a Percentage of Total Equity Investments
Basic Materials .........................     7.4%
Business Services .......................     3.6
Capital Goods ...........................    11.9
Consumer Cyclicals ......................    20.9
Consumer Non-Cyclicals ..................    13.1
Credit Sensitive ........................    22.1
Diversified .............................     3.2
Energy ..................................     5.6
Technology ..............................    12.2
                                          --------
                                            100.0%
                                          ========


------------
*      Non-income producing
       Glossary:
       ADR--American Depositary Receipt
       GDR--Global Depositary Receipt
       GBP--British Pound
       DKK--Danish Krone
       FRF--French Franc
       DEM--German Mark
       ITL--Italian Lira
       ESP--Spanish Peseta
       SEK--Swedish Krona

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------

At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                         LOCAL
                                       CONTRACT      COST ON       U.S.$      UNREALIZED
                                        AMOUNT     ORIGINATION    CURRENT    APPRECIATION/
                                        (000'S)       DATE         VALUE    (DEPRECIATION)
                                      ---------- -------------  ---------- ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/14/98  ....      275      $460,969     $451,590      $ (9,379)

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar, expiring 1/22/98        175       115,486      114,061         1,425
British Pound, expiring 1/14/98  ....      475       767,429      780,570       (13,141)
Canadian Dollar, expiring 3/17/98  ..      475       334,666      333,053         1,613
Japanese Yen, expiring 1/16/98  .....   92,000       711,013      706,806         4,207
                                                                           ---------------
                                                                               $(15,275)
                                                                           ===============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $17,761,434
U.S. Government securities .....................    2,593,618
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      4,455,658
U.S. Government securities .....................      380,376

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation    $   721,066
Aggregate gross unrealized depreciation       (848,461)
                                          ------------
Net unrealized (depreciation) ...........  $  (127,395)
                                          ============
Federal income tax cost of investments  .  $18,255,200
                                          ============

At December 31, 1997 the Portfolio had loaned securities with a total value of $1,763,457, which was secured by collateral valued at $1,787,695 of which $506,887 was in the form of U.S. Government securities.

For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $166 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., $181 with Fleming Martin and $2,622 with Merrill Lynch & Co., Inc., all affiliated broker/dealers.



                       See Notes to Financial Statements

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
COMMON STOCKS:
BASIC MATERIALS (0.1%)
CHEMICALS--SPECIALTY (0.1%)
VWR Scientific Products Corp.*  ..      1,700     $    48,025
                                                --------------
METALS & MINING (0.0%)
Rock of Ages Corp., Class A*  ....        100           1,550
                                                --------------
PAPER (0.0%)
Ikon Office Solutions, Inc.  .....        700          19,688
                                                --------------
 TOTAL BASIC MATERIALS ...........                     69,263
                                                --------------
BUSINESS SERVICES (25.5%)
ENVIRONMENTAL CONTROL (0.3%)
Allied Waste Industries, Inc.*  ..     10,900         254,106
                                                --------------
PRINTING, PUBLISHING, BROADCASTING (11.5%)
American Radio Systems Corp.,
 Class A* ........................     19,000       1,012,937
CBS Corp. ........................     20,800         612,300
Chancellor Media Corp.* ..........      4,900         365,662
Clear Channel Communications,
 Inc.* ...........................     18,050       1,433,847
CMP Media, Inc., Class A* ........        100           1,725
Cox Radio Inc., Class A* .........     10,700         430,675
Emmis Broadcasting Corp.,
 Class A* ........................      4,300         196,187
Hearst-Argyle Television, Inc.*  .      4,000         119,000
Heftel Broadcasting Corp.,
 Class A* ........................      2,300         107,525
Intermedia Communications of
 Florida, Inc.* ..................     20,500       1,245,375
Jacor Communications, Inc.*  .....     22,000       1,168,750
Lear Corp.* ......................        600          28,500
Learning Tree International,
 Inc.* ...........................     31,500         909,562
Lin Television Corp.* ............     18,900       1,030,050
Mail-Well, Inc.* .................      2,600         105,300
Outdoor Systems, Inc.* ...........     22,100         848,088
SFX Broadcasting, Inc., Class A* .      6,200         497,550
Sinclair Broadcast Group, Inc.,
 Class A* ........................      4,500         209,813
TCA Cable TV, Inc. ...............      1,200          55,200
TV Azteca S.A. (ADS)* ............        300           6,769
Univision Communications, Inc.,
 Class A* ........................      8,700         607,369
Viacom, Inc., Class B* ...........     18,100         750,019
                                                --------------
                                                   11,742,203
                                                --------------
PROFESSIONAL SERVICES (13.5%)
Accustaff, Inc.* .................     30,300         696,900
Applied Graphics Technologies,
 Inc. ............................      1,200          63,900
BISYS Group, Inc.* ...............      7,500         249,375
Castle Dental Centers, Inc.*  ....        100             775
Cendant Corp.* ...................    234,953       8,076,498
Compuware Corp.* .................     95,400       3,052,800
Corestaff, Inc.* .................     11,800         312,700
EduTrek International, Inc.,
 Class A* ........................        200           5,200
Galileo International, Inc.  .....        500          13,812
Lamar Advertising Co., Class A* ..      7,800         310,050
National Research Corp.* .........        100             662
Orthodontic Centers of America,
 Inc.* ...........................     18,100         300,913
Outsource International, Inc.*  ..        700           8,487
Oxford Health Plans, Inc.*  ......      7,900         122,944
Pacificare Health Systems, Inc.,
 Class B* ........................      8,900         466,138


                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
----------------------------------  ----------- --------------
PRT Group, Inc.* .................      1,000     $    11,375
Service Corp. International  .....      1,400          51,713
SPR, Inc.* .......................        100           1,700
                                                --------------
                                                   13,745,942
                                                --------------
TRUCKING, SHIPPING (0.2%)
C.H. Robinson Worldwide, Inc.  ...        400           8,950
Jevic Transportation, Inc.*  .....        200           3,225
Newport News Shipbuilding, Inc. ..      8,800         223,850
                                                --------------
                                                      236,025
                                                --------------
 TOTAL BUSINESS SERVICES .........                 25,978,276
                                                --------------
CAPITAL GOODS (0.3%)
AEROSPACE (0.1%)
Thiokol Corp. ....................        900          73,125
                                                --------------
BUILDING & CONSTRUCTION (0.2%)
Global Industries Ltd.* ..........     13,600         231,200
                                                --------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.0%)
Industrial Distribution Group,
 Inc.* ...........................        100           1,569
Lowe's Cos., Inc. ................        900          42,919
                                                --------------
                                                       44,488
                                                --------------
ELECTRICAL EQUIPMENT (0.0%)
Power-One, Inc.* .................        200           2,750
                                                --------------
MACHINERY (0.0%)
SI Handling Systems, Inc. ........        900          12,375
                                                --------------
 TOTAL CAPITAL GOODS .............                    363,938
                                                --------------
CONSUMER CYCLICALS (12.9%)

APPAREL & TEXTILES (0.1%)
Linens 'N Things, Inc.* ..........     1,600          69,800
Tefron Ltd.* .....................       200           4,600
Unifi, Inc. ......................       400          16,275
                                                --------------
                                                      90,675
                                                --------------
AUTO RELATED (1.9%)
Avis Rent A Car, Inc.* ...........     4,400         140,525
Dollar Thrifty Automotive Group,
 Inc.* ...........................     6,100         125,050
Republic Industries, Inc.*  ......    72,100       1,680,831
Stoneridge, Inc.* ................       400           6,400
                                                --------------
                                                   1,952,806
                                                --------------
FOOD SERVICES, LODGING (1.7%)
Applebee's International, Inc.  ..     6,900         124,631
BridgeStreet Accommodations,
 Inc.* ...........................       200           2,031
Fine Host Corp.*# ................     1,400          10,500
ITT Corp. (New)* .................     6,500         538,688
Promus Hotel Corp.* ..............    21,400         898,800
Suburban Lodges of America, Inc.*      8,800         117,150
                                                --------------
                                                   1,691,800
                                                --------------
HOUSEHOLD FURNITURE, APPLIANCES (0.0%)
Gemstar International Group Ltd.*        600          14,625
Mac-Gray Corp.* ..................       300           4,687
                                                --------------
                                                      19,312
                                                --------------
LEISURE RELATED (0.3%)
Harrah's Entertainment, Inc.*  ...     6,800         128,350
N2K, Inc.* .......................       200           2,925
Royal Caribbean Cruises Ltd.  ....     3,100         165,269
                                                --------------
                                                     296,544
                                                --------------

                                       17

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
RETAIL--GENERAL (8.9%)
A.C. Moore Arts & Crafts, Inc.* ..       200      $     2,275
Consolidated Stores Corp.*  ......    14,000          615,125
CVS Corp. ........................    19,000        1,217,187
Dollar General Corp. .............     1,300           47,125
Fred Meyer, Inc.* ................    48,400        1,760,550
Home Depot, Inc. .................    16,200          953,775
Office Depot, Inc.* ..............    81,600        1,953,300
Pier 1 Imports, Inc. .............     1,500           33,938
Rite Aid Corp. ...................    34,800        2,042,325
Staples, Inc.* ...................    15,900          441,225
U.S.A. Floral Products, Inc.*  ...       300            4,725
Viking Office Products, Inc.  ....     1,100           23,994
                                                --------------
                                                    9,095,544
                                                --------------
 TOTAL CONSUMER CYCLICALS ........                 13,146,681
                                                --------------
CONSUMER NON-CYCLICALS (6.2%)
CONTAINERS (0.0%)
Ivex Packaging Corp.* ............       500           12,000
Silgan Holdings, Inc.* ...........       100            3,250
                                                --------------
                                                       15,250
                                                --------------
DRUGS (0.4%)
McKesson Corp. ...................     2,200          238,012
PathoGenesis Corp.* ..............     1,700           63,113
Zonagen, Inc. ....................     3,600           65,475
                                                --------------
                                                      366,600
                                                --------------
FOODS (0.2%)
American Italian Pasta Co.,
 Class A* ........................       400           10,000
Corn Products International,
 Inc.* ...........................       900           26,831
McCormick & Co., Inc. (Non
 Voting) .........................     3,400           95,200
Tootsie Roll Industries, Inc.  ...       800           50,000
                                                --------------
                                                      182,031
                                                --------------
HOSPITAL SUPPLIES & SERVICES (4.3%)
Arterial Vascular Engineering,
 Inc.* ...........................     8,200          533,000
Boron, LePore & Associates, Inc.*        200            5,500
Columbia HCA Healthcare Corp. ....     6,700          198,487
Cyberonics, Inc.* ................    19,600          298,900
Foundation Health Systems, Class
 A* ..............................        50            1,119
Guidant Corp. ....................    25,500        1,587,375
Health Management Associates,
 Inc., Class A* ..................       600           15,150
Healthsouth Corp.* ...............    31,400          871,350
Integrated Health Services, Inc.       9,700          302,519
Mariner Health Group, Inc.*  .....     1,300           21,125
Medtronic, Inc. ..................     2,700          141,244
Mentor Corp. .....................     1,600           58,400
Priority Healthcare Corp.,
 Class B* ........................       200            3,025
Renal Treatment Centers, Inc.*  ..     7,800          281,775
Safeskin Corp.* ..................     1,100           62,425
St. Jude Medical, Inc.* ..........       300            9,150
                                                --------------
                                                    4,390,544
                                                --------------
RETAIL--FOOD (1.0%)
Albertson's, Inc. ................     1,000           47,375
General Nutrition Cos., Inc.*  ...    14,100          479,400
Kroger Co.* ......................     3,600          132,975
Safeway, Inc.* ...................     1,300           82,225
Suiza Foods Corp.* ...............     4,100          244,206
Whole Foods Market, Inc.* ........     1,200           61,350
                                                --------------
                                                    1,047,531
                                                --------------

                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
---------------------------------- -----------  --------------
SOAPS & TOILETRIES (0.3%)
Benckiser N.V., Class B* .........      6,500    $    268,957
Carson, Inc., Class A* ...........      1,000           6,687
                                                 -------------
                                                      275,644
                                                 -------------
 TOTAL CONSUMER NON-CYCLICALS ....                  6,277,600
                                                 -------------
CREDIT SENSITIVE (10.7%)
BANKS (1.1%)
Charter One Financial, Inc.  .....      5,210         328,881
Compass BancShares, Inc. .........      4,400         192,500
First Security Corp. .............      1,300          54,438
First Virginia Banks, Inc.  ......        700          36,181
Firstar Corp. ....................      1,100          46,681
Peoples Heritage Financial Group,
 Inc. ............................      4,300         197,800
Provident Financial Group, Inc.  .        800          38,800
Summit Bancorp ...................        900          47,925
U.S. Trust Corp. .................      1,700         106,463
Union Planters Corp. .............        700          47,556
                                                 -------------
                                                    1,097,225
                                                 -------------
FINANCIAL SERVICES (3.9%)
A.G. Edwards, Inc. ...............      4,650         184,837
Associates First Capital Corp.,
 Class A .........................      5,100         362,738
CIT Group, Inc., Class A* ........      2,200          70,950
Conseco, Inc. ....................      4,400         199,925
Consolidation Capital Corp.*  ....     20,000         406,250
First Data Corp. .................     23,200         678,600
Franklin Resources, Inc. .........     13,500       1,173,656
Interra Financial, Inc. ..........        500          34,500
Lehman Brothers Holdings, Inc.  ..      3,300         168,300
LINC Capital, Inc.* ..............        300           5,888
Morgan Stanley Dean Witter
 Discover & Co. ..................      5,200         307,450
T. Rowe Price Associates, Inc.  ..      5,700         358,387
                                                 -------------
                                                    3,951,481
                                                 -------------
INSURANCE (3.3%)
Ace Ltd. .........................        800          77,200
Hartford Life, Inc., Class A  ....        200           9,062
PAULA Financial* .................        100           2,300
United Healthcare Corp. ..........     65,400       3,249,563
                                                 -------------
                                                    3,338,125
                                                 -------------
REAL ESTATE (0.0%)
Franchise Mortgage Acceptance
 Co.* ............................      1,100          20,213
Starwood Lodging Trust ...........        900          52,087
                                                 -------------
                                                       72,300
                                                 -------------
UTILITY--TELEPHONE (2.4%)
Cincinnati Bell, Inc. ............     11,000         341,000
MCI Communications Corp. .........     49,600       2,123,500
                                                 -------------
                                                    2,464,500
                                                 -------------
 TOTAL CREDIT SENSITIVE ..........                 10,923,631
                                                 -------------
DIVERSIFIED (5.2%)
MISCELLANEOUS (5.2%)
Tyco International Ltd. ..........    116,637       5,255,947
                                                 -------------
ENERGY (1.4%)
OIL--INTERNATIONAL (0.2%)
Diamond Offshore Drilling, Inc.  .      4,500         216,562
                                                 -------------
OIL--SUPPLIES & CONSTRUCTION (0.6%)
Cooper Cameron Corp. .............      4,200         256,200
Dril-Quip, Inc. ..................        400          14,050
Input/Output, Inc.* ..............      1,500          44,531

                                       18

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
Noble Drilling Corp. .............       6,300    $   192,938
Veritas DGC, Inc. ................         700         27,650
Weatherford Enterra, Inc. ........       2,300        100,625
                                                --------------
                                                      635,994
                                                --------------
RAILROADS (0.6%)
Kansas City Southern Industries,
 Inc..............................      17,600        558,800
                                                --------------
 TOTAL ENERGY ....................                  1,411,356
                                                --------------
TECHNOLOGY (30.3%)
ELECTRONICS (16.3%)
Adobe Systems, Inc. ..............         100          4,125
Affiliated Computer Services,
 Inc., Class A* ..................      11,800        310,488
Altera Corp.* ....................      10,600        351,125
Aspen Technologies, Inc. .........         600         20,550
Autodesk, Inc. ...................       3,850        142,450
BMC Software, Inc.* ..............      48,800      3,202,500
Cadence Design Systems, Inc.*  ...     114,490      2,805,005
Computer Associates
 International, Inc. .............      91,900      4,859,212
Dassault Systems S.A. (ADR)  .....         700         21,612
International Manufacturing
 Services, Inc., Class A* ........         300          2,175
J.D. Edwards & Co.* ..............         300          8,850
Micro Warehouse, Inc.*............      23,500        327,531
Microsoft Corp.*..................      22,400      2,895,200
SAP Aktiengesellschaft+ ..........         300         31,800
Scopus Technology, Inc.*..........       7,800         93,600
Security Dynamics Technologies,
 Inc.* ...........................         400         14,300
Sun Microsystems, Inc.*...........      12,600        502,425
Synopsys, Inc.*...................       7,900        282,425
Technology Solutions Co.*.........      21,400        564,425
Transaction Systems Architechs,
 Inc., Class A* ..................         300         11,400
Xilinx, Inc.*.....................       3,500        122,719
                                                --------------
                                                   16,573,917
                                                --------------
OFFICE EQUIPMENT (9.5%)
Cisco Systems, Inc.* .............      83,550      4,657,912
Compaq Computer Corp. ............       4,600        259,613
Corporate Express, Inc.* .........      43,400        558,775
DST Systems, Inc.* ...............       3,500        149,406
Danka Business Systems plc (ADR)        37,100        591,281
Oracle Corp.*.....................     156,812      3,498,868
                                                --------------
                                                    9,715,855
                                                --------------
OFFICE EQUIPMENT SERVICES (1.0%)
Cognicase, Inc.* .................         100          1,213
U.S. Office Products Co.* ........      49,950        980,269
                                                --------------
                                                      981,482
                                                --------------

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
----------------------------------- ----------- --------------
TELECOMMUNICATIONS (3.5%)
American Communications Services,
 Inc.* ...........................       3,300    $    42,281
Aspect Telecommunications Corp.*         1,000         20,875
Brooks Fiber Properties, Inc.* ...       1,800         99,000
Century Telephone Enterprises,
 Inc. ............................       9,200        458,275
China Telecom (Hong Kong) Ltd.
 (ADR)*...........................         600         20,138
Concord Communications, Inc.* ....         100          2,075
Excel Switching Corp.* ...........         200          3,575
Inter-Tel, Inc. ..................       5,100         98,813
ITC DeltaCom, Inc.* ..............         300          4,950
LCI International, Inc.* .........      17,000        522,750
Loral Space & Communications* ....      17,400        373,013
Lucent Technologies, Inc. ........       2,700        215,663
Microcell Telecommunications,
 Inc., Class B (Non Voting)*  ....         900          6,075
Network Solutions, Inc., Class
 A*...............................         100          1,312
NEXTLINK Communications, Inc.,
 Class A* ........................       2,600         55,413
NICE-Systems Ltd. (ADR) ..........         200          8,400
Qwest Communications
 International, Inc.* ............         100          5,950
Tel-Save Holdings, Inc.* .........       1,000         19,875
Teleport Communications Group,
 Inc., Class A* ..................       1,700         93,287
TeleSpectrum Worldwide, Inc.* ....       2,300          8,337
Teligent, Inc., Class A* .........         300          7,387
Worldcom, Inc.* ..................      50,200      1,518,550
                                                --------------
                                                    3,585,994
                                                --------------
 TOTAL TECHNOLOGY ................                 30,857,248
                                                --------------
TOTAL COMMON STOCKS (92.6%)
 (Cost $94,430,684) ..............                 94,283,940
                                                --------------
PREFERRED STOCKS:
TECHNOLOGY (2.0%)
ELECTRONICS (2.0%)
SAP AG (Non Voting)
 (Cost $1,694,828) ...............       6,410      2,081,615
                                                --------------
                                     Principal
                                      Amount
                                   ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (7.8%)
 Federal Home Loan Bank (Discount
 Note), 1/2/98 (Amortized Cost
 $7,898,958) .....................  $7,900,000      7,898,958

TOTAL INVESTMENTS (102.4%)
 (Cost/Amortized
 Cost $104,024,470) ..............                104,264,513
OTHER ASSETS
 LESS LIABILITIES (-2.4%) ........                 (2,447,270)
                                                --------------
NET ASSETS (100%) ................               $101,817,243
                                                ==============

*     Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $31,800 or 0.03% of net assets.
# Securities (totaling $10,500 or 0.01% of net assets) valued at fair value.
      Glossary:
      ADR--American Depositary Receipt
      ADS--American Depositary Share

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                          LOCAL
                                        CONTRACT      COST ON      U.S.$
                                         AMOUNT     ORIGINATION   CURRENT     UNREALIZED
                                         (000'S)       DATE        VALUE    (DEPRECIATION)
                                       ---------- -------------  --------- --------------
FOREIGN CURRENCY BUY CONTRACTS
German Mark, expiring 1/6/98 .........     177        $98,784     $98,232       $(552)
Netherlands Guilder, expiring 1/6/98        25         12,231      12,158         (73)
                                                                           --------------
                                                                                $(625)
                                                                           ==============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $144,741,805
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      50,090,386

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation    $  6,292,508
Aggregate gross unrealized depreciation      (6,261,782)
                                          -------------
Net unrealized appreciation..............  $     30,726
                                          =============
Federal income tax cost of investments  .  $104,233,787
                                          =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $23,803,563, which was secured by collateral valued at $24,156,300.


























                       See Notes to Financial Statements

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
COMMON STOCKS:
BASIC MATERIALS (4.9%)
CHEMICALS (1.8%)
Air Products & Chemicals, Inc.  ..    10,400      $   855,400
E.I. Du Pont de Nemours & Co. ....    11,100          666,694
Praxair, Inc. ....................    13,400          603,000
                                                --------------
                                                    2,125,094
                                                --------------
CHEMICALS--SPECIALTY (1.0%)
Cytec Industries, Inc.*...........    23,900        1,121,806
                                                --------------
PAPER (2.1%) .....................
Kimberly Clark Corp. .............    36,900        1,819,632
Stone Container Corp.* ...........    63,500          662,781
                                                --------------
                                                    2,482,413
                                                --------------
 TOTAL BASIC MATERIALS ...........                  5,729,313
                                                --------------
BUSINESS SERVICES (6.6%)
ENVIRONMENTAL CONTROL (1.1%)
Browning-Ferris Industries, Inc.      34,500        1,276,500
                                                --------------
PRINTING, PUBLISHING, BROADCASTING (1.1%)
Clear Channel Communications,
 Inc.* ...........................     8,800          699,050
Intermedia Communications of
 Florida, Inc.* ..................     9,000          546,750
                                                --------------
                                                    1,245,800
                                                --------------
PROFESSIONAL SERVICES (3.7%)
Accustaff, Inc.*..................    13,900          319,700
Cendant Corp.* ...................    76,711        2,636,935
Compuware Corp.* .................    41,900        1,340,800
                                                --------------
                                                    4,297,435
                                                --------------
TRUCKING, SHIPPING (0.7%)
Newport News Shipbuilding, Inc. ..    34,300          872,506
                                                --------------
 TOTAL BUSINESS SERVICES .........                  7,692,241
                                                --------------
CAPITAL GOODS (4.6%)
AEROSPACE (2.9%)
Lockheed Martin Corp. ............    10,100          994,850
United Technologies Corp. ........    32,100        2,337,281
                                                --------------
                                                    3,332,131
                                                --------------
ELECTRICAL EQUIPMENT (1.2%)
Cooper Industries, Inc. ..........    19,100          935,900
Teradyne, Inc.* ..................    15,100          483,200
                                                --------------
                                                    1,419,100
                                                --------------
MACHINERY (0.5%)
American Standard Cos., Inc.* ....    16,800          643,650
                                                --------------
 TOTAL CAPITAL GOODS .............                  5,394,881
                                                --------------
CONSUMER CYCLICALS (7.5%)
APPAREL & TEXTILES (0.4%)
Gymboree Corp.* ..................     9,700          265,538
Reebok International Ltd.*  ......     5,000          144,062
                                                --------------
                                                      409,600
                                                --------------
AUTO RELATED (0.2%)
Kwik-Fit Holdings plc.............    39,500          229,134
                                                --------------
FOOD SERVICES, LODGING (1.0%)
Hilton Hotels Corp. ..............    13,900          413,525
Host Marriott Corp.* .............    30,900          606,413
Jarvis Hotels plc ................    80,500          198,429
                                                --------------
                                                    1,218,367
                                                --------------

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------ ---------- --------------
HOUSEHOLD FURNITURE, APPLIANCES (0.1%)
Sony Corp. .......................     1,500      $   133,359
                                                --------------
PHOTO & OPTICAL (0.6%)
Canon, Inc. ......................    32,000          745,583
                                                --------------
RETAIL--GENERAL (5.2%)
CVS Corp. ........................    20,600        1,319,687
Fred Meyer, Inc.* ................    18,100          658,387
Home Depot, Inc. .................    27,700        1,630,838
Office Depot, Inc.* ..............    33,000          789,938
Rite Aid Corp. ...................    27,700        1,625,644
                                                --------------
                                                    6,024,494
                                                --------------
 TOTAL CONSUMER CYCLICALS ........                  8,760,537
                                                --------------
CONSUMER NON-CYCLICALS (20.6%)  ..
BEVERAGES (2.5%)
Brahma (ADR) .....................    50,500          716,469
Coca Cola Co. ....................    33,300        2,218,612
                                                --------------
                                                    2,935,081
                                                --------------
DRUGS (4.2%)
Bristol-Myers Squibb Co. .........    34,000        3,217,250
Cardinal Health, Inc. ............    13,800        1,036,725
Novartis AG (Registered)..........       300          486,820
Sankyo Co. .......................     9,000          203,487
                                                --------------
                                                    4,944,282
                                                --------------
FOODS (0.8%)
Earthgrains Co. ..................     3,500          164,500
McCormick & Co., Inc.
 (Non Voting).....................    27,400          767,200
                                                --------------
                                                      931,700
                                                --------------
HOSPITAL SUPPLIES & SERVICES (2.8%)
Boston Scientific Corp.* .........    21,100          967,963
Healthsouth Corp.* ...............    46,459        1,289,243
Tenet Healthcare Corp.* ..........    30,000          993,750
Uromed Corp.* ....................     2,500            8,828
                                                --------------
                                                    3,259,784
                                                --------------
RETAIL--FOOD (0.6%)
Safeway, Inc.* ...................    10,800          683,100
                                                --------------
SOAPS & TOILETRIES (7.5%)
Clorox Co. .......................    11,200          885,500
Colgate Palmolive Co. ............    37,700        2,770,950
Dial Corp. .......................    10,700          222,694
Gillette Co. .....................    22,700        2,279,931
Procter & Gamble Co. .............    25,400        2,027,237
Revlon, Inc., Class A* ...........    16,800          593,250
                                                --------------
                                                    8,779,562
                                                --------------
TOBACCO (2.2%)
Philip Morris Cos., Inc. .........    55,800        2,528,438
                                                --------------
 TOTAL CONSUMER NON-CYCLICALS ....                 24,061,947
                                                --------------
CREDIT SENSITIVE (25.0%)
BANKS (6.0%)
BankBoston Corp. .................     8,900          836,044
Chase Manhattan Corp. ............    11,300        1,237,350
Comerica, Inc. ...................    13,600        1,227,400
Fleet Financial Group, Inc.  .....    16,600        1,243,962
PNC Bank Corp. ...................    15,400          878,763
Union Planters Corp. .............     8,500          577,469
Wells Fargo & Co. ................     2,900          984,369
                                                --------------
                                                    6,985,357
                                                --------------

                                       21

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
FINANCIAL SERVICES (7.1%)
Advanta Corp., Class B ...........     4,200      $   106,575
American Express Co. .............     6,200          553,350
Associates First Capital Corp.,
 Class A .........................     6,800          483,650
CIT Group, Inc., Class A* ........     2,900           93,525
Conseco, Inc. ....................    40,100        1,822,044
CoreStates Financial Corp.  ......    12,400          992,775
Fannie Mae .......................    22,800        1,301,025
First Data Corp. .................    37,700        1,102,725
Franklin Resources, Inc. .........     5,500          478,156
Merrill Lynch & Co. ..............    10,600          773,137
Morgan Stanley Dean Witter
 Discover & Co. ..................    10,500          620,813
                                                --------------
                                                    8,327,775
                                                --------------
INSURANCE (9.6%)
Allstate Corp. ...................    12,250        1,113,219
Chubb Corp. ......................    12,400          937,750
CIGNA Corp. ......................     6,700        1,159,519
FPIC Insurance Group, Inc.*  .....     1,600           46,600
Hartford Financial Services
 Group, Inc. .....................    15,500        1,450,219
Lincoln National Corp. ...........    11,300          882,812
Penncorp Financial Group, Inc.  ..    10,800          385,425
Reliastar Financial Corp. ........    18,462          760,404
Skandia Forsakrings AB ...........    20,100          948,053
Travelers Group, Inc. ............    20,200        1,088,275
United Healthcare Corp. ..........    49,600        2,464,500
                                                --------------
                                                   11,236,776
                                                --------------
REAL ESTATE (0.0%)
Wharf Holdings Ltd. ..............     6,000           13,162
                                                --------------
UTILITY--ELECTRIC (0.5%)
CalEnergy Co., Inc.* .............    18,400          529,000
                                                --------------
UTILITY--TELEPHONE (1.8%)
MCI Communications Corp. .........    17,800          762,063
Sprint Corp. .....................    23,100        1,354,238
                                                --------------
                                                    2,116,301
                                                --------------
 TOTAL CREDIT SENSITIVE ..........                 29,208,371
                                                --------------
DIVERSIFIED (3.1%)
MISCELLANEOUS (3.1%)
Tyco International Ltd. ..........    79,487        3,581,874
                                                --------------
ENERGY (5.1%)
OIL--DOMESTIC (1.4%)
Chevron Corp. ....................     6,300          485,100
USX-Marathon Group, Inc. .........    34,100        1,150,875
                                                --------------
                                                    1,635,975
                                                --------------
OIL--INTERNATIONAL (1.5%)
British Petroleum Co. plc (ADR) ..    21,451        1,709,376
                                                --------------
OIL--SUPPLIES & CONSTRUCTION (0.8%)
Baker Hughes, Inc. ...............    21,600          942,300
                                                --------------

                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
----------------------------------- ----------- --------------
RAILROADS (1.4%)
Burlington Northern Santa Fe
 Corp. ...........................    11,600      $ 1,078,075
Wisconsin Central Transport
 Corp.* ..........................    23,800          556,325
                                                --------------
                                                    1,634,400
                                                --------------
 TOTAL ENERGY ....................                  5,922,051
                                                --------------
TECHNOLOGY (18.9%)
ELECTRONICS (12.2%)
Adobe Systems, Inc. ..............    11,300          466,125
Analog Devices, Inc.* ............    17,100          473,456
BMC Software, Inc.* ..............    20,700        1,358,437
Cadence Design Systems, Inc.*  ...    48,800        1,195,600
Computer Associates
 International, Inc. .............    29,750        1,573,031
Electronic Arts, Inc.* ...........    29,900        1,130,594
HBO & Co. ........................    33,000        1,584,000
Intel Corp. ......................    29,300        2,058,325
Microsoft Corp.* .................    23,300        3,011,525
Sun Microsystems, Inc.* ..........    17,300          689,838
Sybase, Inc.* ....................    20,100          267,581
Synopsys, Inc.* ..................    13,300          475,475
                                                --------------
                                                   14,283,987
                                                --------------
OFFICE EQUIPMENT (4.1%)
Cisco Systems, Inc.* .............    21,900        1,220,925
Compaq Computer Corp. ............    34,000        1,918,875
Oracle Corp.* ....................    73,900        1,648,894
                                                --------------
                                                    4,788,694
                                                --------------
TELECOMMUNICATIONS (2.6%)
Alcatel Alsthom (ADR) ............    48,500        1,227,656
Aspect Telecommunications Corp.*      29,900          624,162
Brooks Fiber Properties, Inc.*  ..     6,400          352,000
Worldcom, Inc.* ..................    25,400          768,350
                                                --------------
                                                    2,972,168
                                                --------------
 TOTAL TECHNOLOGY ................                 22,044,849
                                                --------------
TOTAL COMMON STOCKS (96.3%)
  (Cost $110,820,311) ............                112,396,064
                                                --------------
                                     Principal
                                        Amount
                                   ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.6%)
Federal Home Loan Bank
 (Discount Note), 1/2/98
 (Amortized Cost $6,599,129)  ....  $6,600,000      6,599,129
                                                --------------
TOTAL INVESTMENTS (101.9%)
 (Cost/Amortized Cost
 $117,419,440) ...................                118,995,193
OTHER ASSETS
 LESS LIABILITIES (-1.9%) ........                 (2,240,729)
                                                --------------
NET ASSETS (100%) ................               $116,754,464
                                                ==============

------------
*      Non-income producing
       Glossary:
       ADR--American Depositary Receipt

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                          LOCAL
                                        CONTRACT      COST ON       U.S.$
                                         AMOUNT     ORIGINATION    CURRENT     UNREALIZED
                                         (000'S)       DATE         VALUE     APPRECIATION
                                       ---------- -------------  ---------- --------------
FOREIGN CURRENCY SALE CONTRACTS
Japanese Yen, expiring 1/6/98-1/7/98     20,388      $157,114     $156,262        $852
                                                                            ==============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $135,333,845
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      24,620,237

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation   $   5,954,527
Aggregate gross unrealized depreciation      (4,666,244)
                                          -------------
Net unrealized appreciation..............  $  1,288,283
                                          =============
Federal income tax cost of investments  .  $117,706,910
                                          =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $20,906,732, which was secured by collateral valued at $21,263,500.




















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER        VALUE
                                    OF SHARES      (NOTE 1)
---------------------------------  ----------- --------------
COMMON STOCKS:
BASIC MATERIALS (5.3%)
CHEMICALS (2.4%)
Bayer AG (ADR) ...................    2,348       $   87,754
Dow Chemical Co. .................    1,400          142,100
E.I. Du Pont de Nemours & Co. ....    4,104          246,497
Eastman Chemical Co. .............    2,253          134,194
                                               --------------
                                                     610,545
                                               --------------
METALS & MINING (0.5%)
Phelps Dodge Corp. ...............    2,200          136,950
                                               --------------
PAPER (2.3%)
Chesapeake Corp...................    1,172           40,288
Kimberly Clark Corp. .............    4,111          202,724
Temple-Inland, Inc. ..............    2,200          115,087
Weyerhaeuser Co. .................    5,085          249,483
                                               --------------
                                                     607,582
                                               --------------
STEEL (0.1%)
Carpenter Technology Corp.........      293           14,082
                                               --------------
 TOTAL BASIC MATERIALS ...........                 1,369,159
                                               --------------
BUSINESS SERVICES (2.0%)
ENVIRONMENTAL CONTROL (0.5%)
Browning-Ferris Industries, Inc.      3,464          128,168
                                               --------------
PRINTING, PUBLISHING,
 BROADCASTING (0.9%)
Comcast Corp., Class A Special  ..    4,220          133,194
McGraw Hill Cos., Inc. ...........    1,594          117,956
                                               --------------
                                                     251,150
                                               --------------
PROFESSIONAL SERVICES (0.6%)
Pitney Bowes, Inc.................    1,667          149,926
                                               --------------
 TOTAL BUSINESS SERVICES .........                   529,244
                                               --------------
CAPITAL GOODS (5.5%)
AEROSPACE (1.3%)
Boeing Co. .......................    3,813          186,599
Lockheed Martin Corp. ............    1,076          105,986
Northrop Grumman Corp. ...........      491           56,465
                                               --------------
                                                     349,050
                                               --------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.8%)
Lowe's Cos., Inc. ................    3,227          153,888
PPG Industries, Inc. .............      842           48,099
                                               --------------
                                                     201,987
                                               --------------
ELECTRICAL EQUIPMENT (2.1%)
Cooper Industries, Inc. ..........    2,648          129,752
Emerson Electric Co. .............    3,552          200,466
General Electric Co. .............    1,369          100,450
Siebe plc ........................    5,500          108,006
                                               --------------
                                                     538,674
                                               --------------
MACHINERY (1.3%)
Caterpillar, Inc..................    3,520          170,940
Deere & Co. ......................    2,619          152,720
                                               --------------
                                                     323,660
                                               --------------
 TOTAL CAPITAL GOODS .............                 1,413,371
                                               --------------

                                     NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------- ----------- --------------
CONSUMER CYCLICALS (4.4%)
AIRLINES (0.8%)
Delta Airlines, Inc. .............    1,662       $  197,778
                                               --------------
AUTO RELATED (1.2%)
Michelin, Class B (Registered) ...    2,734          137,643
TRW Inc. .........................    3,032          161,833
                                               --------------
                                                     299,476
                                               --------------
AUTOS & TRUCKS (1.1%)
Chrysler Corp. ...................    4,413          155,283
Ford Motor Co. ...................    2,901          141,242
                                               --------------
                                                     296,525
                                               --------------
PHOTO & OPTICAL (0.6%)
Eastman Kodak Co. ................    2,367          143,943
                                               --------------
RETAIL--GENERAL (0.7%)
May Department Stores Co..........      500           26,344
Toys-R-Us, Inc.* .................    5,687          178,785
                                               --------------
                                                     205,129
                                               --------------
 TOTAL CONSUMER CYCLICALS ........                 1,142,851
                                               --------------
CONSUMER NON-CYCLICALS (9.7%)
BEVERAGES (1.7%)
Anheuser-Busch Cos., Inc. ........    3,427          150,788
PepsiCo, Inc. ....................    3,946          143,782
Whitman Corp. ....................    5,290          137,871
                                               --------------
                                                     432,441
                                               --------------
DRUGS (4.0%)
American Home Products Corp. .....    3,427          262,166
Bristol-Myers Squibb Co. .........    2,248          212,716
Johnson & Johnson ................    2,217          146,045
Merck & Co., Inc. ................    1,955          207,719
Pharmacia & Upjohn, Inc. .........    5,868          214,916
                                               --------------
                                                   1,043,562
                                               --------------
FOODS (1.4%)
Dole Food Co......................      730           33,397
General Mills, Inc. ..............    2,544          182,214
Quaker Oats Co. ..................      500           26,375
Sara Lee Corp. ...................    1,853          104,347
                                               --------------
                                                     346,333
                                               --------------
HOSPITAL SUPPLIES & SERVICES (0.9%)
Baxter International, Inc.........    4,694          236,754
                                               --------------
SOAPS & TOILETRIES (0.6%)
Colgate Palmolive Co. ............    2,200          161,700
                                               --------------
TOBACCO (1.1%)
Philip Morris Cos., Inc. .........    6,061          274,639
                                               --------------
 TOTAL CONSUMER NON-CYCLICALS ....                 2,495,429
                                               --------------
CREDIT SENSITIVE (22.0%)
BANKS (8.7%)
Banc One Corp. ...................    4,500          244,406
BankBoston Corp. .................    1,174          110,283
Bankers Trust New York Corp.  ....    1,076          120,983
Crestar Financial Corp. ..........      920           52,440
First Chicago NBD Corp. ..........    2,583          215,681
First of America Bank Corp.  .....      881           67,947
First Union Corp. ................    3,325          170,406

                                       24

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER        VALUE
                                    OF SHARES      (NOTE 1)
---------------------------------  ----------- --------------
Firstar Corp. ....................      881       $   37,387
Fleet Financial Group, Inc.  .....    2,885          216,195
J.P. Morgan & Co. ................    1,350          152,381
KeyCorp ..........................    1,037           73,433
Mercantile Bancorp, Inc. .........    1,200           73,800
Nationsbank Corp. ................    3,227          196,242
Norwest Corp. ....................    3,227          124,643
PNC Bank Corp. ...................    3,891          222,030
Synovus Financial Corp. ..........    2,344           76,766
Washington Mutual, Inc. ..........    1,500           95,719
                                               --------------
                                                   2,250,742
                                               --------------
FINANCIAL SERVICES (0.6%)
Beneficial Corp...................      784           65,170
Fannie Mae .......................    1,760          100,430
                                               --------------
                                                     165,600
                                               --------------
INSURANCE (3.0%)
American General Corp.............    3,625          195,977
Aon Corp. ........................    2,592          151,956
CIGNA Corp. ......................      800          138,450
Hartford Financial Services
 Group, Inc. .....................    1,757          164,389
United Healthcare Corp. ..........    2,744          136,342
                                               --------------
                                                     787,114
                                               --------------
REAL ESTATE (0.8%)
Duke Realty Investment, Inc. .....    2,151           52,162
Equity Residential Property
 Trust............................    1,867           94,400
Starwood Lodging Trust ...........      900           52,087
                                               --------------
                                                     198,649
                                               --------------
UTILITY--ELECTRIC (2.5%)
Baltimore Gas & Electric Co. .....    1,174           39,989
Cinergy Corp. ....................    1,174           44,979
Dominion Resources, Inc. .........    2,144           91,254
Duke Energy Corp. ................    3,268          180,966
OGE Energy Corp. .................    1,667           91,164
Potomac Electric Power Co.  ......    2,858           73,772
Southern Co. .....................    4,622          119,594
                                               --------------
                                                     641,718
                                               --------------
UTILITY--GAS (1.0%)
Enron Corp. ......................    3,400          141,312
Pacific Enterprises ..............    3,188          119,949
                                               --------------
                                                     261,261
                                               --------------
UTILITY--TELEPHONE (5.4%)
Ameritech Corp....................    2,248          180,964
AT&T Corp. .......................    2,353          144,121
Bell Atlantic Corp. ..............    2,191          199,381
Bellsouth Corp. ..................    3,518          198,108
Cincinnati Bell, Inc. ............    2,700           83,700
GTE Corp. ........................    2,700          141,075
SBC Communications, Inc. .........    3,304          242,018
Sprint Corp. .....................    3,315          194,342
                                               --------------
                                                   1,383,709
                                               --------------
 TOTAL CREDIT SENSITIVE ..........                 5,688,793
                                               --------------
DIVERSIFIED (1.1%)
MISCELLANEOUS (1.1%)
Fortune Brands, Inc. .............    3,520          130,460

                                     NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------- ----------- --------------
Minnesota Mining & Manufacturing
 Co. .............................    1,958       $  160,678
                                               --------------
 TOTAL DIVERSIFIED ...............                   291,138
                                               --------------
ENERGY (7.4%)
OIL--DOMESTIC (3.3%)
Amoco Corp. ......................    2,755          234,519
Exxon Corp. ......................    4,313          263,902
Mobil Corp. ......................    3,483          251,429
Sonat, Inc. ......................    2,400          109,800
                                               --------------
                                                     859,650
                                               --------------
OIL--INTERNATIONAL (2.3%)
British Petroleum Co. plc (ADR) ..    3,033          241,692
Elf Aquitaine S.A. (ADR) .........    3,049          178,747
Total S.A. (ADR) .................    3,129          173,660
                                               --------------
                                                     594,099
                                               --------------
OIL--SUPPLIES & CONSTRUCTION (0.2%)
Dresser Industries, Inc. .........    1,188           49,822
                                               --------------
RAILROADS (1.6%)
Burlington Northern Santa Fe
 Corp.............................    1,662          154,462
CSX Corp. ........................    2,246          121,284
Union Pacific Corp. ..............    2,151          134,303
                                               --------------
                                                     410,049
                                               --------------
 TOTAL ENERGY ....................                 1,913,620
                                               --------------
TECHNOLOGY (3.7%)
ELECTRONICS (1.6%)
Computer Associates
 International, Inc. .............    2,102          111,143
Intel Corp. ......................    2,153          151,248
Texas Instruments, Inc. ..........    3,685          165,825
                                               --------------
                                                     428,216
                                               --------------
OFFICE EQUIPMENT (2.1%)
Hewlett Packard Co. ..............    2,944          184,000
International Business Machines
 Corp. ...........................    1,858          194,277
Xerox Corp. ......................    2,060          152,054
                                               --------------
                                                     530,331
                                               --------------
 TOTAL TECHNOLOGY ................                   958,547
                                               --------------
TOTAL COMMON STOCKS (61.1%) (Cost
 $15,020,127) ....................                15,802,152
                                               --------------
PREFERRED STOCKS:
CREDIT SENSITIVE (0.2%)
FINANCIAL SERVICES (0.2%)
K-Mart Financing..................      439           22,663
Webster Capital Corp.,
 Series A*........................       40           39,951
                                               --------------
TOTAL PREFERRED STOCKS (0.2%)
 (Cost $64,044)...................                    62,614
                                               --------------
CONVERTIBLE PREFERRED STOCKS:
BASIC MATERIALS (0.2%)
METALS & MINING (0.2%)
Freeport-McMoran Copper
 & Gold, Inc. (Cost $62,112) .....    2,348           50,922
                                               --------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                        PRINCIPAL      VALUE
                                         AMOUNT       (NOTE 1)
------------------------------        -----------  -------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (0.2%)
CHEMICALS (0.2%)
Solutia, Inc. 6.72%, 10/15/37          $   55,000     $ 55,758
                                                   -------------

BUSINESS SERVICES (0.4%)
PRINTING, PUBLISHING,
 BROADCASTING (0.4%)
News America Holdings, Inc.  ..
 7.70%, 10/30/25 ..............            35,000       36,149
 7.75%, 12/1/45 ...............            60,000       62,670
                                                   -------------
 TOTAL BUSINESS SERVICES  .....                         98,819
                                                   -------------
CAPITAL GOODS (0.3%)
BUILDING MATERIALS & FOREST
 PRODUCTS (0.2%)
Noranda, Inc. 8.00%, 6/1/03  ..            40,000       42,432
                                                   -------------
ELECTRICAL EQUIPMENT (0.1%)
Raytheon Co. 6.45%, 8/15/02  ..            35,000       35,206
                                                   -------------
 TOTAL CAPITAL GOODS ..........                         77,638
                                                   -------------
CONSUMER CYCLICALS (0.7%)
AIRLINES (0.2%)
Continental Airlines, Inc.,
 Class 4C 6.80%, 7/2/07 .......            50,000       50,336
                                                   -------------
LEISURE RELATED (0.5%)
Time Warner, Inc.
 8.375%, 7/15/33 ..............           110,000      126,287
                                                   -------------
 TOTAL CONSUMER CYCLICALS  ....                        176,623
                                                   -------------
CONSUMER NON-CYCLICALS (0.2%)
TOBACCO (0.2%)
Philip Morris Cos., Inc.
 7.125%, 10/1/04 ..............            10,000       10,347
 7.75%, 1/15/27 ...............            50,000       54,430
                                                   -------------
 TOTAL CONSUMER NON-CYCLICALS                           64,777
                                                   -------------
CREDIT SENSITIVE (29.4%)
BANKS (1.3%)
Bancomext Trust 8.00%, 8/5/03 .            75,000       72,261
Long Island Savings Bank
 7.00%, 6/13/02................            60,000       61,487
Merita Bank Ltd. 6.50%,
 1/15/06 ......................            65,000       64,559
Nationsbank Corp. 6.50%,
 8/15/03 ......................            65,000       65,655
Peoples Bank of Bridgeport
 (Conn.) 7.20%, 12/1/06........            50,000       51,047
Societe Generale Paris 7.85%,
 4/29/49 +[section] (e)........            15,000       16,287
                                                   -------------
                                                       331,296
                                                   -------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS (0.8%)
Commercial Mortgage Acceptance
 Corp.
 Series 97-ML1, Class A2,
  6.53%, 12/15/30..............            20,000       20,175
 Series 97-ML1, Class A3,
  6.57%, 12/15/30..............            50,000       50,422

                                       PRINCIPAL      VALUE
                                         AMOUNT      (NOTE 1)
-------------------------------       ------------ ------------
 Series 97-MLI, Class D,
  7.0576%, 12/15/10 ...........        $   15,000     $ 15,019
Federal Home Loan Mortgage
 Corp., Series 25, Class B,
 6.50%, 12/25/08 ..............            20,000       19,992
First Union-Lehman Brothers
 Series 97-C2, Class D,
  7.12%, 11/18/12
  (Pass Through)...............            30,000       29,883
 Series 97-C2, Class A3,
  6.65%, 6/18/08
  (Pass Through)...............            30,000       30,272
General Motors Acceptance
 Corp., Series 97-C2, Class
 A1, 6.45%, 4/15/29............            30,000       30,042
                                                   -------------
                                                       195,805
                                                   -------------
FINANCIAL SERVICES (1.0%)
Commercial Credit Corp.
 7.75%, 3/1/05.................            25,000       26,740
Lehman Brothers Holdings, Inc.
 6.625%, 11/15/00..............            70,000       70,577
 6.50%, 10/1/02................            85,000       85,203
Pindo Deli Fin Mauritius
 10.75%, 10/1/07 +[section] ...             7,000        5,985
The Money Store, Inc.
 8.05%, 4/15/02................            65,000       67,342
                                                   -------------
                                                       255,847
                                                   -------------
FOREIGN GOVERNMENT (3.9%)
Central Bank of the
 Philippines, Series B, FL,
 6.50%, 12/1/17................            50,000       40,182
Government of France
 6.75%, 10/25/03...............  FRF      276,000       50,183
 5.50%, 10/25/07...............         1,400,000      235,689
Government of New Zealand
 8.00%, 4/15/04................  NZD       78,000       47,181
Government of Russia PO,
 0.00%, 12/15/20 TBA ..........        $   15,000        9,300
Province of Quebec
 7.50%, 7/15/02 TBA ...........            50,000       52,447
Republic of Argentina FL,
 5.6875%, 4/1/01 ..............            95,000       93,100
Republic of Germany,
 Series 97
 6.50%, 7/4/27.................  DEM      315,000      188,851
Republic of Peru FL, PDI
 4.00%, 3/7/17.................          $182,000      118,935
Republic of Poland FL, PDI
 4.00%, 10/27/14 (e)...........            57,000       49,333
Republic of South Africa
 13.00%, 8/31/10...............  ZAR      567,000      110,989
                                                   -------------
                                                       996,190
                                                   -------------
GENERAL OBLIGATIONS (0.3%)
New Jersey Economic
 Development Authority,
 Series A 7.425%, 2/15/29  ....          $ 65,000       72,184
                                                   -------------
INSURANCE (0.6%)
American General Finance Corp.
 5.70%, 2/7/01.................            50,000       49,431

                                       26

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                        PRINCIPAL      VALUE
                                         AMOUNT       (NOTE 1)
---------------------------------     -----------  -------------
American General Institutional
 Capital Corp., Class B
 8.125%, 3/15/46 +Section  ....        $   15,000    $   16,639
Southern Investments Capital
 Trust 6.80%, 12/1/06..........            50,000        50,494
Travelers Property & Casualty,
 Inc. 6.75%, 4/15/01...........            50,000        50,875
                                                   -------------
                                                        167,439
                                                   -------------
REAL ESTATE (0.5%)
Avalon Properties, Inc.
 6.875%, 12/15/07..............            25,000        25,055
Chelsea GCA Realty Properties
 7.25%, 10/21/07...............            50,000        50,537
Omega Healthcare Investors,
 Inc. 6.95%, 8/1/07............            50,000        49,832
                                                   -------------
                                                        125,424
                                                   -------------
U.S. GOVERNMENT (12.3%)
U.S. Treasury Bond 6.375%,
 8/15/27.......................           585,000       616,992
U.S. Treasury Note
 5.625%, 10/31/99..............           260,000       259,756
 5.625%, 11/30/99..............           230,000       229,856
 6.25%, 6/30/02................           105,000       107,166
 6.00%, 7/31/02................           119,000       120,302
 6.25%, 8/31/02 ...............         1,150,000     1,174,079
 5.875%, 9/30/02...............            10,000        10,063
 5.75%, 10/31/02...............           265,000       265,414
 5.75%, 11/30/02...............           100,000       100,125
 7.00%, 7/15/06................           100,000       108,000
 6.625%, 5/15/07...............            90,000        95,316
 6.125%, 8/15/07...............            85,000        87,391
                                                   -------------
                                                      3,174,460
                                                   -------------
U.S. GOVERNMENT AGENCIES (7.0%)
Federal Home Loan Mortgage
 Corp. 8.50%, 6/1/27 ..........            35,350        36,974
Federal National Mortgage
 Corp.
 7.00%, 10/1/12 ...............            44,551        45,303
 7.00%, 11/1/12 ...............            64,350        65,437
 9.00%, 8/1/26 ................           355,877       378,564
Government National Mortgage
 Association
 7.125%, 4/20/23 ARM ..........            23,546        24,284
 5.50%, 7/20/23 ARM ...........            24,603        25,262
 7.125%, 8/20/23 ARM...........            46,941        48,198
 7.375%, 5/20/24 ARM ..........            23,018        23,729
 6.00%, 9/20/24 ARM ...........            45,902        47,103
 7.00%, 9/15/25 ...............            74,251        74,970
 7.00%, 12/15/25 ..............            68,300        68,961
 7.50%, 12/15/26 ..............           144,326       148,113
 7.00%, 7/15/27 ...............            54,852        55,367
 8.50%, 7/15/27 ...............            53,752        56,524
 5.50%, 10/10/27 ARM ..........            32,661        32,662
 7.50%, 10/15/27 ..............           146,227       150,039
 7.00%, 11/15/27 ..............           200,704       202,589
 5.50%, 2/16/28 ARM, TBA ......           295,000       295,460
 5.50%, 3/15/28 ARM, TBA ......            45,000        45,070
                                                   -------------
                                                      1,824,609
                                                   -------------

                                       PRINCIPAL      VLAUE
                                        AMOUNT       (NOTE 1)
--------------------------------     ------------- -------------
UTILITY--ELECTRIC (1.6%)
Arizona Public Service Co.
 6.75%, 11/15/06 ..............        $   50,000    $   50,139
Baltimore Gas & Electric Co.
 6.90%, 2/1/05 ................            50,000        51,500
CalEnergy Co., Inc. 7.63%,
 10/15/07 .....................            40,000        40,369
Illinova Corp. 7.125%, 2/1/04              70,000        71,554
Public Service Electric & Gas
 Co. 8.875%, 6/1/03 ...........            50,000        55,551
Texas Utilities Co. 8.25%,
 4/1/04 .......................            50,000        54,588
Transamerica Energy 0.00%,
 6/15/02 (d) +Section .........           115,000        92,575
                                                   -------------
                                                        416,276
                                                   -------------
UTILITY--TELEPHONE (0.1%)
U.S. West Capital Funding,
 Inc. 6.95%, 1/15/37 ..........            35,000        36,302
                                                   -------------
 TOTAL CREDIT SENSITIVE  ......                       7,595,832
                                                   -------------
ENERGY (0.7%)
COAL & GAS PIPELINES (0.2%)
Columbia Gas Systems, Inc.
 6.61%, 11/28/02 ..............            65,000        65,889
                                                   -------------
OIL--DOMESTIC (0.1%)
Seagull Energy Corp. 7.50%,
 9/15/27 ......................            20,000        20,196
                                                   -------------
OIL--INTERNATIONAL (0.1%)
Saga Petroleum ASA 7.25%,
 9/23/27 ......................            15,000        15,301
                                                   -------------
RAILROADS (0.3%)
Norfolk Southern Corp. 7.80%,
 5/15/27 ......................            70,000        79,211
                                                   -------------
 TOTAL ENERGY .................                         180,597
                                                   -------------
TECHNOLOGY (0.7%)
TELECOMMUNICATIONS (0.7%)
Cia Telecom Chile 7.625%,
 7/15/06 ......................            25,000        26,516
Colt Telecom Group plc 8.875%,
 11/30/07 .....................  DEM       50,000        27,794
LCI International, Inc. 7.25%,
 6/15/07 ......................         $  60,000        62,200
Worldcom, Inc. 7.75%, 4/1/07  .            60,000        64,379
                                                   -------------
 TOTAL TECHNOLOGY .............                         180,889
                                                   -------------
TOTAL LONG-TERM DEBT SECURITIES (32.6%)
 (Cost $8,357,325) ............                       8,430,933
                                                   -------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (6.3%)
J.P. Morgan Securities, Inc.
 6.25%, dated 12/31/97, due
 1/2/98, to be repurchased at
 $1,625,564, collateralized by
 $1,216,000 of U.S. Treasury
 Notes, 8.875% due 2/15/19,
 valued at $1,661,216 @........         1,625,000     1,625,000
                                                   -------------
U.S. GOVERNMENT AGENCIES (3.9%)
Federal Home Loan Mortgage
 Corp. (Discount Note),
 1/14/98 ......................         1,000,000       997,917
                                                   -------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                            VALUE
                                           (NOTE 1)
-----------------------------           -------------
TOTAL SHORT-TERM DEBT
 SECURITIES (10.2%)
 (Cost/Amortized Cost
 $2,622,917) ..............              $ 2,622,917
                                        -------------
TOTAL INVESTMENTS (104.3%)
 (Cost/Amortized Cost
 $26,126,525) .............               26,969,538
OTHER ASSETS
 LESS LIABILITIES (-4.3%)                 (1,115,950)
                                        -------------
NET ASSETS (100%) .........              $25,853,588
                                        =============

------------
*          Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $131,486 or 0.51% of net assets.
[section]  Illiquid security: is not actively traded.
@ A portion of this security is pledged to cover delayed delivery securities.
(d) Debt security initially issued in zero coupon form which converts to coupon form at a specific rate and date.
(e) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
           Glossary:
           ADR--American Depositary Receipt
           ARM--Adjustable Rate Mortgage
           FL--Floating Rate
           PDI--Past Due Interest Bond
           PO--Principal Only
           TBA--Security is subject to delayed delivery
           DEM--German Mark
           FRF--French Franc
           NZD--New Zealand Dollar
           ZAR--South African Rand

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                                 LOCAL
                                               CONTRACT      COST ON      U.S.$      UNREALIZED
                                                AMOUNT     ORIGINATION   CURRENT    APPRECIATION/
                                                (000'S)       DATE        VALUE    (DEPRECIATION)
                                              ---------- -------------  --------- ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/8/98 ..............         6     $  9,985     $  9,929     $    (56)
German Mark, expiring 3/18/98 ...............       408      229,787      227,649       (2,138)
Indonesian Rupiah, expiring 2/23/98-6/23/98     172,217       48,647       30,231      (18,416)
Italian Lira, expiring 3/18/98 ..............    77,614       44,293       43,862         (431)
Japanese Yen, expiring 3/18/98 ..............    13,717      107,511      106,336       (1,175)
Mexican Peso, expiring 5/11/98-6/5/98  ......       237       26,674       29,454        2,780
New Zealand Dollar, expiring 3/18/98  .......        88       52,427       50,961       (1,466)
Philippine Peso, expiring 3/25/98 ...........       210        6,006        5,197         (809)
Polish Zlotey, expiring 6/5/98 ..............        58       15,854       15,261         (593)
Swiss Franc, expiring 3/18/98 ...............        36       25,151       24,524         (627)
Venezuelan Bolivar, expiring 1/7/98-6/19/98       6,473       12,054       12,835          781
FOREIGN CURRENCY SALE CONTRACTS
British Pound, expiring 6/5/98 ..............         1        1,571        1,631          (60)
French Franc, expiring 3/18/98 ..............     1,723      291,274      287,608        3,666
German Mark, expiring 3/18/98-6/5/98  .......       777      440,238      433,648        6,590
Indonesian Rupiah, expiring 2/23/98  ........    64,988       17,620       11,616        6,004
Italian Lira, expiring 3/18/98 ..............    79,000       45,080       44,646          434
Japanese Yen, expiring 3/18/98 ..............    16,839      132,100      130,541        1,559
Mexican Peso, expiring 6/5/98 ...............       174       19,734       21,563       (1,829)
New Zealand Dollar, expiring 3/18/98  .......       174      105,289      100,480        4,809
Polish Zlotey, expiring 6/5/98 ..............        29        7,655        8,241         (586)
South African Rand, expiring 3/18/98  .......       445       89,108       89,732         (624)
Swiss Franc, expiring 3/18/98 ...............        36       25,460       24,869          591
                                                                                  ---------------
                                                                                      $ (1,596)
                                                                                  ===============

Transactions in options written for the period from May 1, 1997 to December 31, 1997 are summarized as follows: (Note 1)

                                                NUMBER OF       PREMIUMS
                                              CONTRACTS (A)     RECEIVED
                                            ---------------- ------------
Options outstanding--May 1, 1997 ..........        --               --
Options written ........................... JPY  36,000           $ 553
Options closed ............................ JPY (36,000)           (553)
                                            ---------------- ------------
Options outstanding--December 31, 1997  ...        --               --
                                            ================ ============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $25,854,863
U.S. Government securities .....................   11,869,171
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      7,224,059
U.S. Government securities .....................    7,245,074

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation   $ 1,093,483
Aggregate gross unrealized depreciation       (261,488)
                                          ------------
Net unrealized appreciation..............  $   831,995
                                          ============
Federal income tax cost of investments  .  $26,137,543
                                          ============

At December 31, 1997 the Portfolio had loaned securities with a total value of $4,422,477, which was secured by collateral valued at $4,490,790, of which $1,018,813 was in the form of U.S. Government securities.
For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $75 as brokerage commissions with EQ Financial Consultants, Inc., an affiliated broker/dealer.
------------

(a)  One contract relates to 100 units.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- -------------
COMMON STOCKS:
BASIC MATERIALS (5.5%)
CHEMICALS (2.4%)
Eastman Chemical Co. .............    21,021     $ 1,252,063
E.I. Du Pont de Nemours & Co. ....    21,651       1,300,413
Witco Corp. ......................    27,625       1,127,446
                                               -------------
                                                   3,679,922
                                               -------------
PAPER (3.1%)
Boise Cascade Corp. ..............    36,595       1,106,998
Kimberly Clark Corp. .............    44,701       2,204,318
Temple-Inland, Inc. ..............     8,524         445,912
Willamette Industries, Inc.  .....    28,310         911,228
                                               -------------
                                                   4,668,456
                                               -------------
 TOTAL BASIC MATERIALS ...........                 8,348,378
                                               -------------
BUSINESS SERVICES (3.6%)
ENVIRONMENTAL CONTROL (0.9%)
Browning-Ferris Industries, Inc.      36,940       1,366,780
                                               -------------
PRINTING, PUBLISHING,
 BROADCASTING (1.1%)
McGraw Hill Cos., Inc. ...........    15,628       1,156,472
Times Mirror Co., Class A ........     8,600         528,900
                                               -------------
                                                   1,685,372
                                               -------------
PROFESSIONAL SERVICES (1.6%)
NCR Corp.* .......................    30,513         848,643
Pitney Bowes, Inc. ...............    16,500       1,483,969
                                               -------------
                                                   2,332,612
                                               -------------
 TOTAL BUSINESS SERVICES .........                 5,384,764
                                               -------------
CAPITAL GOODS (8.6%)
AEROSPACE (2.4%)
Boeing Co. .......................    33,920       1,659,960
General Motors Corp., Class H  ...    19,269         711,749
Northrop Grumman Corp. ...........    10,290       1,183,350
                                               -------------
                                                   3,555,059
                                               -------------
BUILDING MATERIALS & FOREST
 PRODUCTS (1.5%)
Lowe's Cos., Inc. ................    29,857       1,423,806
Masco Corp. ......................    16,875         858,515
                                               -------------
                                                   2,282,321
                                               -------------
ELECTRICAL EQUIPMENT (2.1%)
Cooper Industries, Inc. ..........    25,676       1,258,124
Emerson Electric Co. .............    25,105       1,416,863
Raytheon Co., Class A ............    11,368         560,593
                                               -------------
                                                   3,235,580
                                               -------------
MACHINERY (2.6%)
Caterpillar, Inc. ................    23,900       1,160,644
Deere & Co. ......................    16,980         990,146
Tenneco, Inc. ....................    42,653       1,684,794
                                               -------------
                                                   3,835,584
                                               -------------
 TOTAL CAPITAL GOODS .............                12,908,544
                                               -------------
CONSUMER CYCLICALS (10.2%)
AIRLINES (0.9%)
Delta Airlines, Inc. .............    11,048       1,314,712
                                               -------------
AUTO RELATED (3.9%)
Dana Corp. .......................    35,232       1,673,520
Eaton Corp. ......................    11,792       1,052,436

                                     NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------- ----------- -------------
Goodyear Tire & Rubber Co.  ......    30,228    $ 1,923,257
TRW Inc. .........................    23,420      1,250,042
                                               -------------
                                                  5,899,255
                                               -------------
AUTOS & TRUCKS (0.5%)
Chrysler Corp. ...................    20,330        715,362
                                               -------------
FOOD SERVICES, LODGING (0.7%)
ITT Corp. (New)* .................    13,700      1,135,387
                                               -------------
PHOTO & OPTICAL (2.2%)
Eastman Kodak Co. ................    28,653      1,742,461
Polaroid Corp. ...................    31,612      1,539,109
                                               -------------
                                                  3,281,570
                                               -------------
RETAIL--GENERAL (2.0%)
J.C. Penny Co. ...................     1,000         60,313
K-Mart Corp.* ....................   108,900      1,259,156
Toys-R-Us, Inc.* .................    52,355      1,645,910
                                               -------------
                                                  2,965,379
                                               -------------
 TOTAL CONSUMER CYCLICALS ........               15,311,665
                                               -------------
CONSUMER NON-CYCLICALS (20.1%)
BEVERAGES (1.7%)
PepsiCo, Inc. ....................    38,335      1,396,832
Whitman Corp. ....................    42,357      1,103,929
                                               -------------
CONTAINERS (1.4%)                                 2,500,761
                                               -------------
Owens Illinois, Inc.* ............    55,845      2,118,620
                                               -------------
DRUGS (8.1%)
American Home Products Corp.  ....    26,414      2,020,671
Bristol-Myers Squibb Co. .........    23,165      2,191,987
Glaxo Wellcome plc (ADR) .........    15,685        750,919
Johnson & Johnson ................    26,240      1,728,560
Merck & Co., Inc. ................    24,050      2,555,313
Pharmacia & Upjohn, Inc. .........    79,974      2,929,048
                                               -------------
                                                 12,176,498
                                               -------------
FOODS (4.9%)
General Mills, Inc. ..............    27,510      1,970,404
H.J. Heinz Co. ...................    28,780      1,462,384
Quaker Oats Co. ..................    30,280      1,597,270
Ralston Purina Group .............     9,970        926,587
Sara Lee Corp. ...................    23,686      1,333,817
                                               -------------
                                                  7,290,462
                                               -------------
HOSPITAL SUPPLIES & SERVICES (1.3%)
Baxter International, Inc.  ......    39,204      1,977,352
                                               -------------
SOAPS & TOILETRIES (0.7%)
Clorox Co. .......................    11,210        886,291
Colgate Palmolive Co. ............     2,400        176,400
                                               -------------
                                                  1,062,691
                                               -------------
TOBACCO (2.0%)
Philip Morris Cos., Inc. .........    43,050      1,950,703
RJR Nabisco Holdings Corp.  ......    29,744      1,115,400
                                               -------------
                                                  3,066,103
                                               -------------
 TOTAL CONSUMER NON-CYCLICALS ....               30,192,487
                                               -------------
CREDIT SENSITIVE (21.3%)
BANKS (10.8%)
Banc One Corp. ...................    22,866      1,241,910
BankBoston Corp. .................     8,300        779,681
Bankers Trust New York Corp.  ....    12,954      1,456,515
Crestar Financial Corp. ..........       800         45,600

                                       30

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997


                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- -------------
First Chicago NBD Corp. ..........    14,865    $  1,241,228
First Tennessee National Corp.  ..     6,990         466,582
J.P. Morgan & Co. ................    12,858       1,451,346
Mercantile Bancorp, Inc. .........    12,333         758,480
National City Corp. ..............    10,935         718,976
PNC Bank Corp. ...................    56,742       3,237,840
Regions Financial Corp. ..........    15,002         632,897
Summit Bancorp ...................    14,010         746,033
SunTrust Banks, Inc. .............     8,540         609,543
Union Planters Corp. .............    13,324         905,199
Washington Mutual, Inc. ..........    10,540         672,584
Wells Fargo & Co. ................     3,700       1,255,919
                                               -------------
                                                  16,220,333
                                               -------------
FINANCIAL SERVICES (0.6%)
Beneficial Corp. .................    10,104         839,895
                                               -------------
INSURANCE (2.9%)
American General Corp. ...........    29,619       1,601,277
Aon Corp. ........................    26,081       1,528,999
CIGNA Corp. ......................     7,526       1,302,468
                                               -------------
                                                   4,432,744
                                               -------------
UTILITY--GAS (0.3%)
Enron Corp. ......................    12,300         511,219
                                               -------------
UTILITY--TELEPHONE (6.7%)
AT&T Corp. .......................    22,793       1,396,071
Bell Atlantic Corp. ..............    17,950       1,633,450
Bellsouth Corp. ..................    31,097       1,751,150
SBC Communications, Inc. .........    23,900       1,750,675
Sprint Corp. .....................    34,052       1,996,299
U.S. West Communications Group  ..    33,143       1,495,578
                                               -------------
                                                  10,023,223
                                               -------------
 TOTAL CREDIT SENSITIVE ..........                32,027,414
                                               -------------
DIVERSIFIED (0.9%)
MISCELLANEOUS (0.9%)
Minnesota Mining & Manufacturing
 Co. .............................    15,755       1,292,895
                                               -------------
ENERGY (11.3%)
OIL--DOMESTIC (7.0%)
Amoco Corp. ......................    18,794       1,599,839
Atlantic Richfield Co. ...........    18,672       1,496,094
Coastal Corp......................    18,706       1,158,603
Exxon Corp........................    22,386       1,369,744
Kerr-McGee Corp. .................    12,050         762,916
Mobil Corp........................    19,564       1,412,276
Occidental Petroleum Corp.........    40,822       1,196,595
Tosco Corp. ......................    39,460       1,492,081
                                               -------------
                                                  10,488,148
                                               -------------
OIL--INTERNATIONAL (2.7%)
British Petroleum Co. plc (ADR) ..    16,373       1,304,723
Elf Aquitaine S.A. (ADR)..........    35,661       2,090,626
YPF S.A., Class D (ADR)...........    19,000         649,563
                                               -------------
                                                   4,044,912
                                               -------------

                                     NUMBER         VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------- ----------- --------------
RAILROADS (1.6%)
Canadian National Railway Co.  ...    15,745    $    743,951
Norfolk Southern Corp.............       303           9,336
Union Pacific Corp................    27,890       1,741,382
                                               -------------
                                                   2,494,669
                                               -------------
 TOTAL ENERGY.....................                17,027,729
                                               -------------
TECHNOLOGY (9.9%)
ELECTRONICS (4.5%)
Computer Associates
 International, Inc. .............    40,120       2,121,345
Intel Corp........................    30,908       2,171,286
Seagate Technology, Inc.*.........    32,280         621,390
Texas Instruments, Inc. ..........    40,060       1,802,700
                                               -------------
                                                   6,716,721
                                               -------------
OFFICE EQUIPMENT (5.4%)
Hewlett Packard Co. ..............    39,153       2,447,062
International Business Machines
 Corp. ...........................    23,585       2,466,107
Xerox Corp........................    43,242       3,191,800
                                               -------------
                                                   8,104,969
                                               -------------
 TOTAL TECHNOLOGY.................                14,821,690
                                               -------------
TOTAL COMMON STOCKS (91.4%) (Cost
 $134,500,653)....................               137,315,566
                                               -------------

                                   PRINCIPAL
                                    AMOUNT
                                --------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (7.3%)
SBC Warburg, Inc. 6.25%, dated
 12/31/97, due 1/2/98,
 to be repurchased at
 $10,948,800, collateralized
 by $6,956,000 of U.S.
 Treasury Notes, 11.25% due
 2/15/15, valued at
 $11,161,163 ..................   $10,945,000     10,945,000
                                               -------------
U.S. GOVERNMENT AGENCIES (3.3%)
Federal Home Loan Mortgage
 Corp.
 (Discount Note), 1/9/98 ......     1,000,000        998,726
 (Discount Note), 1/14/98 .....     2,000,000      1,995,833
 (Discount Note), 1/26/98 .....     2,000,000      1,992,014
                                               -------------
 TOTAL U.S. GOVERNMENT
  AGENCIES.....................                    4,986,573
                                               -------------
TOTAL SHORT-TERM DEBT SECURITIES (10.6%)
 (Cost/Amortized Cost
 $15,931,573)..................                   15,931,573
                                               -------------
TOTAL INVESTMENTS (102.0%)
 (Cost/Amortized Cost
 $150,432,226).................                  153,247,139
OTHER ASSETS
 LESS LIABILITIES (-2.0%)  ....                   (2,987,417)
                                               -------------
NET ASSETS (100%)..............                 $150,259,722
                                               =============

------------
*      Non-income producing
       Glossary:
       ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .  $169,567,918
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      35,224,300

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation...........................  $  6,344,288
Aggregate gross unrealized
 depreciation...........................    (3,693,680)
                                         -------------
Net unrealized appreciation.............  $  2,650,608
                                         =============
Federal income tax cost of investments .  $150,596,531
                                         =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $30,000,578, which was secured by collateral valued at $30,424,707, of which $2,860,300 was in the form of U.S. Government securities.

For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $363 as brokerage commissions with EQ Financial Consultants, Inc., an affiliated broker/dealer.























                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     NUMBER       VALUE
                                   OF SHARES     (NOTE 1)
--------------------------------  ----------- ------------
COMMON STOCKS:
AUSTRALIA & NEW ZEALAND (1.7%)
AUSTRALIA (1.7%)
Australia & New Zealand Banking
 Group Ltd. .....................    71,772     $  474,104
QBE Insurance Group Ltd. ........   113,043        508,642
                                              ------------
 TOTAL AUSTRALIA &
  NEW ZEALAND ...................                  982,746
                                              ------------
CANADA (7.6%)
Bank of Nova Scotia .............    17,717        834,755
Bombardier, Inc., Class B  ......    29,400        604,680
Cae, Inc. .......................    24,724        193,717
Magna International, Inc.,
 Class A ........................     8,246        517,952
National Bank of Canada .........    40,078        661,682
Newbridge Networks Corp.*  ......    10,310        360,989
Northern Telecom Ltd. ...........     8,386        745,937
Royal Bank of Canada ............     8,778        464,246
                                              ------------
 TOTAL CANADA ...................                4,383,958
                                              ------------
JAPAN (9.1%)
Canon, Inc ......................    24,000        559,189
Circle K Japan Co., Ltd. ........     5,300        253,880
Hirose Electric .................     1,600         81,793
Kao Corp. .......................    33,000        475,494
Murata Manufacturing Co., Ltd.  .     9,000        226,250
Nikko Securities Co., Ltd.  .....   103,000        273,140
Nomura Securities Co. ...........    35,000        466,756
Promise Co., Ltd. ...............     8,320        461,673
Ricoh Co., Ltd. .................    18,000        223,491
Rohm Co. ........................     5,000        509,676
Sankyo Co. ......................    13,000        293,926
Sony Corp. ......................    11,400      1,013,527
Tokyo Electron Ltd. .............    13,000        416,478
                                              ------------
 TOTAL JAPAN ....................                5,255,273
                                              ------------
LATIN AMERICA (1.3%)
BRAZIL (0.4%)
Petrobras S.A. (ADR) ............     4,100         95,885
Petrobras S.A. (ADR)* +Section  .     5,300        125,213
                                              ------------
                                                   221,098
                                              ------------
MEXICO (0.9%)
Cemex S.A. CPO* .................   110,676        502,573
                                              ------------
 TOTAL LATIN AMERICA ............                  723,671
                                              ------------
OTHER EUROPEAN COUNTRIES (40.6%)
FRANCE (14.1%)
Banque Nationale de Paris  ......    11,284        599,776
Cetelem .........................     2,629        358,192
Cie Generale des Eaux ...........     7,416      1,035,049
Elf Aquitaine S.A. ..............     8,627      1,003,390
Lafarge S.A. ....................    10,612        696,300
Michelin, Class B (Registered)  .    16,098        810,450
Scor ............................    18,784        898,236
SGS-Thomson Microelectronics
 N.V.* ..........................    11,726        716,019
Societe Generale Paris ..........     6,238        849,906
Television Francaise ............     3,234        330,466
Total S.A., Class B .............     7,821        851,168
                                              ------------
                                                 8,148,952
                                              ------------

                                   NUMBER         VALUE
                                  OF SHARES     (NOTE 1)
--------------------------------- ---------- -------------
GERMANY (6.3%)
Altana AG .......................     2,108     $  139,092
Bayer AG ........................    15,109        560,619
Bayerische Motoren Werek (BMW)
 AG .............................     1,167        872,517
Deutsche Bank AG ................    10,116        707,409
Deutsche Telekom AG .............    22,872        423,379
Mannesmann AG ...................     1,350        677,645
Veba AG .........................     3,339        227,370
                                              ------------
                                                 3,608,031
                                              ------------
IRELAND (3.6%)
Allied Irish Banks plc ..........    69,165        654,412
Bank of Ireland .................    43,881        675,534
CRH plc .........................    62,137        726,718
                                              ------------
                                                 2,056,664
                                              ------------
ITALY (1.2%)
ENI S.p.A. (Registered) .........   125,660        712,476
                                              ------------
NETHERLANDS (5.2%)
ABN-Amro Holdings N.V. ..........    21,978        428,146
Akzo Nobel N.V. .................     3,928        677,251
ING Groep N.V. ..................    19,506        821,548
Philips Electronics N.V. ........    14,195        851,288
Vendex International N.V.  ......     3,886        214,457
                                              ------------
                                                 2,992,690
                                              ------------
POLAND (0.0%)
Bank Handlowy (GDS)* +Section  ..       600          7,800
                                              ------------
PORTUGAL (2.0%)
Banco Totta & Acores S.A., Class
 B ..............................    10,700        210,105
Electricidade de Portugal S.A.*      29,327        555,309
Portugal Telecom S.A. ...........     8,480        393,476
                                              ------------
                                                 1,158,890
                                              ------------
SWITZERLAND (8.2%)
ABB AG (Bearer) .................        87        109,308
CIBA Spezialitaten Chemicals AG*      4,933        587,704
Fischer (Georg) AG (Bearer)  ....       320        438,206
Julius Baer Holding AG (Bearer) .       201        372,961
Nestle S.A. (Registered) ........       723      1,083,634
Novartis AG (Registered) ........       419        679,925
Union Bank of Switzerland
 (Bearer) .......................       827      1,195,908
Zurich
 Versicherungs-Gesellschaft
 (Registered) ...................       595        283,547
                                              ------------
                                                 4,751,193
                                              ------------
 TOTAL OTHER EUROPEAN COUNTRIES                 23,436,696
                                              ------------
SCANDINAVIA (3.4%)
FINLAND (0.3%)
Nokia AB ........................     2,724        193,395
                                              ------------
SWEDEN (3.1)
Astra AB, Class A ...............    14,759        255,590
Ericsson LM, Class B ............    20,499        770,659
Pharmacia & Upjohn, Inc. ........     9,390        345,329
Sandvik AB, Class B .............    13,723        392,338
                                              ------------
                                                 1,763,916
                                              ------------
 TOTAL SCANDINAVIA ..............                1,957,311
                                              ------------

                                       33

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                     NUMBER       VALUE
                                   OF SHARES     (NOTE 1)
--------------------------------  ----------- ------------
SOUTHEAST ASIA (4.8%)
HONG KONG (2.1%)
Dao Heng Bank Group Ltd. ........    54,000    $   134,843
Guoco Group Ltd. ................    19,000         46,464
HSBC Holdings plc (Registered) ..    18,800        463,389
Hutchison Whampoa Ltd. ..........    93,000        583,276
                                              ------------
                                                 1,227,972
                                              ------------
PHILIPPINES (0.0%)
Philippines Long Distance
 Telephone Co. ..................       400          8,691
                                              ------------
SINGAPORE (2.7%)
DBS Land Ltd. ...................   132,000        202,533
Development Bank of Singapore
 (Foreign) ......................    29,000        248,350
Keppel Land Ltd. ................    79,000        108,998
Overseas Union Bank Ltd.
 (Foreign) ......................    98,000        375,914
Overseas-Chinese Banking Corp.
 (Foreign) ......................    53,000        308,891
United Overseas Bank Ltd.
 (Foreign) ......................    51,000        283,586
                                              ------------
                                                 1,528,272
                                              ------------
 TOTAL SOUTHEAST ASIA ...........                2,764,935
                                              ------------
UNITED KINGDOM (18.5%)
Avis Europe plc .................   181,839        519,942
Bass plc ........................    41,983        651,619
B.A.T. Industries plc ...........    95,009        864,953
British Petroleum Co. plc........    47,505        624,521
BTR plc .........................   179,624        543,125
Burmah Castrol plc ..............    25,949        452,006
Cookson Group plc ...............    32,379        104,821
Dixons Group plc ................    30,233        303,557
General Electric Co., plc  ......    75,792        491,347
Glaxo Wellcome plc ..............    34,726        821,742
Penninsular & Oriental Steam
 Navigation Co. .................    22,678        258,073
Rio Tinto plc (Registered) ......    44,389        546,355
Rolls-Royce plc .................   167,839        648,155
Securicor plc ...................    58,526        274,583
Shell Transport &
 Trading Co., plc (Registered)  .   111,825        808,555
Siebe plc .......................     7,800        153,172
Smiths Industries plc ...........    39,442        549,633
Tomkins plc .....................    63,170        302,080
Unilever plc ....................    55,759        477,387
Vodafone Group plc ..............   173,779      1,253,660
                                              ------------
 TOTAL UNITED KINGDOM ...........               10,649,286
                                              ------------
TOTAL COMMON STOCKS (87.0%)
 (Cost $50,330,423) .............               50,153,876
                                              ------------


                                     PRINCIPAL      VALUE
                                      AMOUNT       (NOTE 1)
---------------------------------  ------------ ------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (7.6%)
Chase Securities, Inc. 6.25%,
 dated 12/31/97, due 1/2/98, to
 be repurchased at $4,417,533,
 collateralized by $3,303,000 of
 U.S. Treasury Notes, 8.875% due
 2/15/19, valued at $4,512,332  ..  $4,416,000   $ 4,416,000
                                                ------------
U.S. GOVERNMENT AGENCIES (5.2%)
Federal Home Loan Mortgage Corp.
 (Discount Note), 1/14/98 ........   1,000,000       997,916
 (Discount Note), 1/26/98 ........   2,000,000     1,992,014
                                                ------------
 TOTAL U.S. GOVERNMENT AGENCIES  .                 2,989,930
                                                ------------
TOTAL SHORT-TERM DEBT SECURITIES (12.8%)
 (Cost/Amortized Cost $7,405,930)
                                                   7,405,930
                                                ------------
TOTAL INVESTMENTS (99.8%)
 (Cost/Amortized Cost
 $57,736,353) ....................                57,559,806
OTHER ASSETS
 LESS LIABILITIES (0.2%) .........                   118,340
                                                ------------
NET ASSETS (100%) ................               $57,678,146
                                                ============

MARKET SECTOR DIVERSIFICATION
 (Unaudited)
As a Percentage of Total Equity
 Investments
Basic Materials .............                    3.6%
Business Services ...........                    1.2
Capital Goods ...............                   14.4
Consumer Cyclicals  .........                   13.0
Consumer Non-Cyclicals Credit
 Sensitive ..................                   13.5
 Banks.......................      19.9
 Financial Services  ........       5.9
 Insurance ..................       3.4
 Real Estate ................       0.4
 Utility--Electric  .........       1.1
 Utility--Telephone  ........       3.1
Total Credit Sensitive                          33.8
Diversified ............                         1.9
Energy .................                         9.8
Technology .............                         8.8
                                              --------
                                               100.0%
                                              ========

------------
*       Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $133,013 or 0.23% of net assets.
ss.     Illiquid security: is not actively traded.
        Glossary:
        ADR--American Depositary Receipt
        CPO--Certificate of Participation
        GDS--Global Depositary Share

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                               LOCAL
                                             CONTRACT      COST ON       U.S.$       UNREALIZED
                                              AMOUNT     ORIGINATION    CURRENT     APPRECIATION/
                                              (000'S)       DATE         VALUE     (DEPRECIATION)
                                            ---------- -------------  ----------- ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/2/98-1/6/98  ....        28    $   46,921    $   46,213     $   (708)
French Franc, expiring 1/30/98-2/11/98  ...    10,249     1,748,723     1,706,899      (41,824)
Japanese Yen, expiring 1/5/98-1/7/98  .....     6,415        49,439        49,170         (269)
Portuguese Escudo, expiring 1/5/98-1/7/98      22,886       125,624       124,345       (1,279)
Singapore Dollar, expiring 1/5/98-1/7/98  .        48        28,660        28,635          (25)
FOREIGN CURRENCY SALE CONTRACTS
French Franc, expiring 2/11/98 ............     9,706     1,582,943     1,616,613      (33,670)
Italian Lira, expiring 1/9/98 .............    27,261        15,409        15,410           (1)
Japanese Yen, expiring 1/5/98-6/12/98  ....   421,982     3,345,381     3,313,940       31,441
Mexican Peso, expiring 1/2/98-1/5/98  .....       174        21,577        21,645          (68)
Swiss Franc, expiring 1/5/98-1/7/98  ......       489       336,892       335,106        1,786
                                                                                  ---------------
                                                                                      $(44,617)
                                                                                  ===============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities     $60,476,860
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      10,214,026

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation    $ 2,496,198
Aggregate gross unrealized depreciation     (2,793,360)
                                          -------------
Net unrealized (depreciation) ...........  $  (297,162)
                                          =============
Federal income tax cost of investments  .  $57,856,968
                                          =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $1,784,601, which was secured by collateral valued at $1,827,012.








                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     NUMBER        VALUE
                                   OF SHARES      (NOTE 1)
--------------------------------  ----------- --------------
COMMON STOCKS:
BUSINESS SERVICES (8.1%)
ENVIRONMENTAL CONTROL (0.8%)
U.S.A. Waste Services, Inc.*  ...     8,600      $  337,550
                                              --------------
PRINTING, PUBLISHING,
 BROADCASTING (3.7%)
CBS Corp. .......................    17,600         518,100
Gannett Co. .....................    15,300         945,731
                                              --------------
                                                  1,463,831
                                              --------------
PROFESSIONAL SERVICES (3.6%)
Cendant Corp.* ..................    11,200         385,000
Compuware Corp.* ................     8,000         256,000
Interpublic Group, Inc. .........     7,000         348,687
Pitney Bowes, Inc. ..............     3,000         269,813
Quintiles Transnational Corp.*  .     4,200         160,650
                                              --------------
                                                  1,420,150
                                              --------------
 TOTAL BUSINESS SERVICES ........                 3,221,531
                                              --------------
CAPITAL GOODS (6.3%)
AEROSPACE (1.3%)
Textron, Inc. ...................     8,500         531,250
                                              --------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.9%)
Masco Corp. .....................     6,800         345,950
                                              --------------
ELECTRICAL EQUIPMENT (3.2%)
General Electric Co. ............    17,200       1,262,050
                                              --------------
MACHINERY (0.9%)
Ingersol Rand Co. ...............     9,300         376,650
                                              --------------
 TOTAL CAPITAL GOODS ............                 2,515,900
                                              --------------
CONSUMER CYCLICALS (16.4%)
APPAREL & TEXTILES (1.2%)
Jones Apparel Group, Inc.*  .....     6,000         258,000
Liz Claiborne, Inc. .............     5,300         221,606
                                              --------------
                                                    479,606
                                              --------------
FOOD SERVICES, LODGING (1.8%)
Marriott International, Inc.  ...    10,300         713,275
                                              --------------
LEISURE RELATED (1.0%)
Carnival Corp., Class A .........     7,500         415,313
                                              --------------
RETAIL--GENERAL (12.4%)
CompUSA, Inc.* ..................     7,100         220,100
Consolidated Stores Corp.*  .....     8,700         382,256
Costco Co., Inc.* ...............    12,600         562,275
CVS Corp. .......................    14,600         935,312
Dayton Hudson Corp. .............     6,500         438,750
Estee Lauder Cos., Class A  .....     3,400         174,888
Home Depot, Inc. ................     4,400         259,050
Safeway, Inc.* ..................     4,700         297,275
TJX Cos., Inc. ..................    13,800         474,375
Wal-Mart Stores, Inc. ...........    18,900         745,369
Walgreen Co. ....................    13,600         426,700
                                              --------------
                                                  4,916,350
                                              --------------
 TOTAL CONSUMER CYCLICALS  ......                 6,524,544
                                              --------------

                                    NUMBER        VALUE
                                   OF SHARES     (NOTE 1)
---------------------------------  ---------- --------------
CONSUMER NON-CYCLICALS (21.3%)
BEVERAGES (1.2%)
Coca Cola Enterprises, Inc.  ....    13,900      $  494,319
                                              --------------
DRUGS (11.9%)
Bristol-Myers Squibb Co. ........     9,100         861,088
Cardinal Health, Inc. ...........     6,200         465,775
Eli Lilly & Co. .................     5,600         389,900
Merck & Co., Inc. ...............     6,500         690,625
Pfizer, Inc. ....................    12,400         924,575
Schering-Plough Corp. ...........    10,000         621,250
Warner Lambert Co. ..............     6,200         768,800
                                              --------------
                                                  4,722,013
                                              --------------
FOODS (2.2%)
Campbell Soup Co. ...............     4,900         284,813
Conagra, Inc. ...................     8,000         262,500
Sara Lee Corp. ..................     5,800         326,612
                                              --------------
                                                    873,925
                                              --------------
HOSPITAL SUPPLIES & SERVICES (1.2%)
Healthsouth Corp.* ..............    17,100         474,525
                                              --------------
SOAPS & TOILETRIES (4.8%)
Clorox Co. ......................     6,300         498,094
Colgate Palmolive Co. ...........     6,700         492,450
Procter & Gamble Co. ............    11,400         909,862
                                              --------------
                                                  1,900,406
                                              --------------
 TOTAL CONSUMER NON-CYCLICALS ...                 8,465,188
                                              --------------
CREDIT SENSITIVE (20.6%)
BANKS (8.6%)
BankAmerica Corp. ...............    12,800         934,400
Comerica, Inc. ..................     4,700         424,175
Fifth Third Bancorp .............     1,500         122,625
First Chicago NBD Corp. .........     6,400         534,400
MBNA Corp. ......................    24,500         669,156
Southtrust Corp. ................       100           6,344
SunTrust Banks, Inc. ............       900          64,237
Washington Mutual, Inc. .........    10,300         657,269
                                              --------------
                                                  3,412,606
                                              --------------
FINANCIAL SERVICES (5.5%)
American Express Co. ............    10,000         892,500
Associates First Capital Corp.,
 Class A ........................     1,700         120,913
Conseco, Inc. ...................     9,300         422,569
Franklin Resources, Inc. ........     3,900         339,056
Morgan Stanley Dean Witter
 Discover & Co. .................     6,500         384,312
                                              --------------
                                                  2,159,350
                                              --------------
INSURANCE (3.4%)
American International
 Group, Inc. ....................     4,800         522,000
Travelers Group, Inc. ...........    15,300         824,287
                                              --------------
                                                  1,346,287
                                              --------------

                                       36

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                     NUMBER        VALUE
                                   OF SHARES      (NOTE 1)
--------------------------------  ----------- --------------
REAL ESTATE (0.4%)
Starwood Lodging Trust ..........     2,900     $   167,838
                                              --------------
UTILITY--TELEPHONE (2.7%)
SBC Communications, Inc. ........     4,500         329,625
Sprint Corp. ....................    12,900         756,263
                                              --------------
                                                  1,085,888
                                              --------------
 TOTAL CREDIT SENSITIVE .........                 8,171,969
                                              --------------
DIVERSIFIED (2.2%)
MISCELLANEOUS (2.2%)
Tyco International Ltd. .........    19,100         860,694
                                              --------------
ENERGY (5.8%)
OIL--DOMESTIC (2.2%)
Exxon Corp. .....................     9,000         550,687
Mobil Corp. .....................     4,100         295,969
                                              --------------
                                                    846,656
                                              --------------
OIL--SUPPLIES & CONSTRUCTION (3.6%)
Halliburton Holdings Co. ........    14,000         727,125
Schlumberger Ltd. ...............     8,800         708,400
                                              --------------
                                                  1,435,525
                                              --------------
 TOTAL ENERGY ...................                 2,282,181
                                              --------------
TECHNOLOGY (15.4%)
ELECTRONICS (9.0%)
BMC Software, Inc.* .............     7,700         505,312
Computer Associates
 International, Inc. ............    13,400         708,525
HBO & Co. .......................    10,900         523,200
Microsoft Corp.* ................     7,100         917,675
Peoplesoft, Inc.* ...............    14,500         565,500
Texas Instruments, Inc. .........     8,000         360,000
                                              --------------
                                                  3,580,212
                                              --------------
OFFICE EQUIPMENT (2.6%)
Compaq Computer Corp. ...........     7,200         406,350
Dell Computer Corp.* ............     2,800         235,200
EMC Corp.* ......................    14,100         386,868
                                              --------------
                                                  1,028,418
                                              --------------
OFFICE EQUIPMENT SERVICES (0.6%)
Parametric Technology Corp.*  ...     5,500         260,563
                                              --------------
TELECOMMUNICATIONS (3.2%)
Ericsson Telecommunications,
 Class B (ADR) ..................     4,900         182,831
Lucent Technologies, Inc.  ......     4,500         359,438
Tele-Communications TCI Ventures
 Group, Class A* ................    12,100         342,581
Tellabs, Inc.* ..................     7,000         370,125
                                              --------------
                                                  1,254,975
                                              --------------
 TOTAL TECHNOLOGY ...............                 6,124,168
                                              --------------
TOTAL COMMON STOCKS (96.1%)
  (Cost $35,627,783) ............                38,166,175
                                              --------------

                                 PRINCIPAL       VALUE
                                  AMOUNT       (NOTE 1)
-----------------------------  ------------ -------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (6.3%)
J.P. Morgan Securities, Inc.
 6.25%, dated 12/31/97, due
 1/2/98, to be repurchased at
 $2,489,864, collateralized
 by $1,862,000 of U.S.
 Treasury Notes, 8.875% due
 2/15/19, valued at
 $2,543,736 ..................  $2,489,000    $ 2,489,000
                                            -------------
U.S. GOVERNMENT AGENCIES (2.5%)
Federal Home Loan
 Mortgage Corp.
 (Discount Note), 1/26/98  ...   1,000,000        996,007
                                            -------------
TOTAL SHORT-TERM DEBT SECURITIES (8.8%)
 (Cost/Amortized Cost
 $3,485,007) .................                  3,485,007
                                            -------------
TOTAL INVESTMENTS (104.9%)
 (Cost/Amortized Cost
 $39,112,790) ................                 41,651,182
OTHER ASSETS
 LESS LIABILITIES (-4.9%)  ...                 (1,956,576)
                                            -------------
NET ASSETS (100%) ............                $39,694,606
                                            =============

------------
*      Non-income producing
       Glossary:
       ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $43,488,056
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      7,975,596

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation    $ 2,852,253
Aggregate gross unrealized depreciation       (323,418)
                                          ------------
Net unrealized appreciation .............  $ 2,528,835
                                          ============
Federal income tax cost of investments  .  $39,122,347
                                          ============

At December 31, 1997 the Portfolio had loaned securities with a total value of $6,352,351, which was secured by collateral valued at $6,427,550.




























                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- ------------
COMMON STOCKS:
BASIC MATERIALS (10.6%)
CHEMICALS (5.5%)
Dow Chemical Co. .................    15,200    $ 1,542,800
Eastman Chemical Co...............     6,000        357,375
E.I. Du Pont de Nemours & Co. ....    14,900        894,931
Great Lakes Chemical Corp.  ......    16,300        731,462
Imperial Chemical Industries plc
 (ADR)............................     8,200        532,488
Lonrho plc........................    78,400        121,105
Nalco Chemical Co.................    11,900        470,794
Witco Corp........................    20,700        844,819
                                               ------------
                                                  5,495,774
                                               ------------
CHEMICALS--SPECIALTY (1.3%)
International Flavors &
 Fragrances, Inc. ................    18,800        968,200
Lubrizol Corp. ...................     9,500        350,312
                                               ------------
                                                  1,318,512
                                               ------------
METALS & MINING (1.2%)
Inco Ltd. ........................     9,500        161,500
Newmont Mining Corp...............    17,800        522,875
Reynolds Metals Co................     8,100        486,000
                                               ------------
                                                  1,170,375
                                               ------------
PAPER (2.2%)
Consolidated Papers, Inc..........     9,400        501,725
Georgia-Pacific Corp. (Timber
 Group)*..........................     4,900        111,169
International Paper Co............    11,700        504,562
Kimberly Clark Corp. .............     4,600        226,838
Union Camp Corp...................    16,100        864,369
                                               ------------
                                                  2,208,663
                                               ------------
STEEL (0.4%)
USX-U.S. Steel Group, Inc.........    11,300        353,125
                                               ------------
 TOTAL BASIC MATERIALS ...........               10,546,449
                                               ------------
BUSINESS SERVICES (4.8%)
ENVIRONMENTAL CONTROL (0.5%)
Waste Management, Inc. ...........    18,300        503,250
                                               ------------
PRINTING, PUBLISHING,
 BROADCASTING (3.6%)
Donnelley (R.R.) & Sons Co. ......    18,100        674,225
Dow Jones & Co., Inc..............    11,900        638,881
Dun & Bradstreet Corp. ...........    16,400        507,375
Knight Ridder, Inc................    16,400        852,800
McGraw Hill Cos., Inc. ...........     7,100        525,400
Readers Digest Association, Inc.,
 Class A (Non Voting) ............    15,900        375,638
                                               ------------
                                                  3,574,319
                                               ------------
PROFESSIONAL SERVICES (0.2%)
Deluxe Corp. .....................     5,700        196,650
                                               ------------
TRUCKING, SHIPPING (0.5%)
Alexander & Baldwin, Inc..........     8,100        221,231
Gatx Corp.........................     4,400        319,275
                                               ------------
                                                    540,506
                                               ------------
 TOTAL BUSINESS SERVICES .........                4,814,725
                                               ------------

                                     NUMBER       VALUE
                                    OF SHARES    (NOTE 1)
----------------------------------  ---------- ------------
CAPITAL GOODS (5.1%)
AEROSPACE (0.2%)
Allied Signal, Inc. ..............     6,300    $   245,306
                                               ------------
BUILDING MATERIALS & FOREST
 PRODUCTS (1.2%)
Armstrong World Industries, Inc. .     5,300        396,175
Georgia-Pacific Corp..............     4,900        297,675
PPG Industries, Inc...............     8,300        474,138
                                               ------------
                                                  1,167,988
                                               ------------
ELECTRICAL EQUIPMENT (2.6%)
AMP, Inc. ........................    15,000        630,000
Cooper Industries, Inc. ..........    10,200        499,800
General Electric Co...............    12,400        909,850
Hubbell, Inc., Class B............     9,700        478,331
Raytheon Co., Class A ............       657         32,391
                                               ------------
                                                  2,550,372
                                               ------------
MACHINERY (1.1%)
Pall Corp.........................    25,900        535,806
Tomkins plc.......................   124,000        592,970
                                               ------------
                                                  1,128,776
                                               ------------
 TOTAL CAPITAL GOODS .............                5,092,442
                                               ------------

CONSUMER CYCLICALS (6.2%)
APPAREL & TEXTILES (0.1%)
Unifi, Inc. ......................     1,600         65,100
                                               ------------
AUTO RELATED (1.1%)
Echlin, Inc.......................    11,500        416,156
Genuine Parts Co..................    21,200        719,475
                                               ------------
                                                  1,135,631
                                               ------------
AUTOS & TRUCKS (0.7%)
General Motors Corp...............    11,600        703,250
                                               ------------
FOOD SERVICES, LODGING (0.7%)
Hilton Hotels Corp................    10,900        324,275
ITT Corp. (New)*..................     4,600        381,225
                                               ------------
                                                    705,500
                                               ------------
HOUSEHOLD FURNITURE,
 APPLIANCES (0.8%)
Rubbermaid, Inc. .................     2,300         57,500
Whirlpool Corp....................    12,900        709,500
                                               ------------
                                                    767,000
                                               ------------
PHOTO & OPTICAL (1.3%)
Bausch & Lomb, Inc. ..............    12,800        507,200
Eastman Kodak Co. ................    13,100        796,644
                                               ------------
                                                  1,303,844
                                               ------------
RETAIL--GENERAL (1.5%)
J.C. Penny Co. ...................    16,600      1,001,187
May Department Stores Co..........     9,200        484,725
                                               ------------
                                                  1,485,912
                                               ------------
 TOTAL CONSUMER CYCLICALS ........                6,166,237
                                               ------------
CONSUMER NON-CYCLICALS (14.0%)
BEVERAGES (1.9%)
Anheuser-Busch Cos., Inc. ........    24,600      1,082,400
Brown-Forman Corp., Class B  .....    10,200        563,550
Cadbury Schweppes plc.............    24,500        247,001
                                               ------------
                                                  1,892,951
                                               ------------

                                       39

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- ------------
CONTAINERS (0.4%)
Tupperware Corp...................    14,700    $   409,763
                                               ------------
DRUGS (3.2%)
Abbott Laboratories...............     8,000        524,500
American Home Products Corp. .....    18,000      1,377,000
Amgen, Inc........................     6,100        330,162
Pharmacia & Upjohn, Inc...........    27,800      1,018,175
                                               ------------
                                                  3,249,837
                                               ------------
FOODS (3.9%)
General Mills, Inc. ..............    11,100        795,037
H.J. Heinz Co. ...................    12,800        650,400
McCormick & Co., Inc.
 (Non Voting) ....................    24,600        688,800
Quaker Oats Co....................    16,000        844,000
Sara Lee Corp.....................     7,500        422,344
Unilever N.V. (NY Shares).........     7,900        493,256
                                               ------------
                                                  3,893,837
                                               ------------
HOSPITAL SUPPLIES &
 SERVICES (1.7%)
Bard (C.R.), Inc..................     9,000        281,813
Baxter International, Inc.........     6,900        348,019
Smith & Nephew plc................   128,900        381,279
U.S. Surgical Corp................    24,800        726,950
                                               ------------
                                                  1,738,061
                                               ------------
SOAPS & TOILETRIES (0.2%)
Colgate Palmolive Co..............     2,700        198,450
                                               ------------
TOBACCO (2.7%)
Philip Morris Cos., Inc. .........    23,600      1,069,375
RJR Nabisco Holdings Corp.........    14,100        528,750
UST, Inc..........................    28,800      1,063,800
                                               ------------
                                                  2,661,925
                                               ------------
 TOTAL CONSUMER NON-CYCLICALS ....               14,044,824
                                               ------------
CREDIT SENSITIVE (34.9%)
BANKS (9.1%)
Banc One Corp. ...................    15,600        847,275
BankBoston Corp...................     6,300        591,806
Bankers Trust New York Corp. .....     7,800        877,013
Chase Manhattan Corp. ............     8,700        952,650
First Union Corp..................    11,360        582,200
Fleet Financial Group, Inc.  .....     9,200        689,425
J.P. Morgan & Co. ................     7,100        801,413
Mellon Bank Corp..................    31,000      1,879,375
Mercantile Bankshares Corp. ......    11,050        432,331
National City Corp................     8,000        526,000
PNC Bank Corp. ...................     6,800        388,025
Wells Fargo & Co. ................     1,600        543,100
                                               ------------
                                                  9,110,613
                                               ------------
FINANCIAL SERVICES (2.6%)
American Express Co...............     5,300        473,025
Fannie Mae........................    16,400        935,825
H&R Block, Inc....................    15,500        694,594
Transamerica Corp.................     4,900        521,850
                                               ------------
                                                  2,625,294
                                               ------------
INSURANCE (4.7%)
American General Corp.............    15,300        827,156
Exel Ltd..........................     9,700        614,737
Hilb, Rogal & Hamilton Co.  ......     2,900         56,006


                                    NUMBER        VALUE
                                   OF SHARES     (NOTE I)
---------------------------------- ----------- -------------
Lincoln National Corp. ...........     6,700    $   523,438
Safeco Corp.......................    11,000        536,250
St. Paul Cos......................     9,900        812,419
Travelers Group, Inc..............    11,800        635,725
USF&G Corp. ......................    18,800        414,775
Willis Corroon Group plc (ADR) ...    26,400        325,050
                                               ------------
                                                  4,745,556
                                               ------------
REAL ESTATE (1.4%)
Rouse Co. ........................     4,200        137,550
Security Capital Pacific Trust ...     7,300        177,025
Simon Debartolo Group, Inc. ......    26,000        849,875
Weingarten Realty Investors ......     5,300        237,506
                                               ------------
                                                  1,401,956
                                               ------------
UTILITY--ELECTRIC (8.3%)
Baltimore Gas & Electric Co. .....    11,200        381,500
Central & South West Corp.  ......    13,300        359,931
Dominion Resources, Inc. .........    12,600        536,288
DQE, Inc. ........................    14,800        519,850
Duke Energy Corp..................    16,600        919,225
Entergy Corp......................    12,800        383,200
FirstEnergy Corp..................    24,370        706,730
GPU, Inc. ........................     5,800        244,325
Houston Industries, Inc...........    19,500        520,406
Pacificorp........................    18,000        491,625
Peco Energy Co....................    17,400        421,950
PG&E Corp.........................    10,200        310,463
Public Service Enterprise Group,
 Inc. ............................    10,500        332,719
Southern Co. .....................    28,500        737,437
TECO Energy, Inc..................    12,400        348,750
Unicom Corp.......................    20,300        624,225
Western Resources, Inc............     9,500        408,500
                                               ------------
                                                  8,247,124
                                               ------------
UTILITY--GAS (0.5%)
Enron Corp. ......................    12,000        498,750
                                               ------------
UTILITY--TELEPHONE (8.3%)
Alltel Corp. .....................    31,900      1,309,894
AT&T Corp. .......................    29,700      1,819,125
Bell Atlantic Corp. ..............    10,000        910,000
Bellsouth Corp. ..................    12,500        703,906
GTE Corp..........................    19,500      1,018,875
SBC Communications, Inc...........    15,100      1,106,075
Southern New England
 Telecommunications Corp. ........     8,800        442,750
Sprint Corp.......................     9,100        533,488
U.S. West Communications Group ...     9,200        415,150
                                               ------------
                                                  8,259,263
                                               ------------
 TOTAL CREDIT SENSITIVE...........               34,888,556
                                               ------------
DIVERSIFIED (1.5%)
MISCELLANEOUS (1.5%)
Fortune Brands, Inc. .............    14,100        522,581
Minnesota Mining & Manufacturing
 Co...............................     3,400        279,013
Olin Corp. .......................    15,100        707,812
                                               ------------
 TOTAL DIVERSIFIED ...............                1,509,406
                                               ------------

                                       40

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- ------------
ENERGY (13.0%)
OIL--DOMESTIC (7.2%)
Amoco Corp. ......................     9,900    $   842,737
Atlantic Richfield Co. ...........    17,600      1,410,200
Chevron Corp......................    10,500        808,500
Exxon Corp........................    17,900      1,095,256
Mobil Corp........................    14,400      1,039,500
Occidental Petroleum Corp.........    21,400        627,288
Phillips Petroleum Co.............    11,900        578,637
Texaco, Inc. .....................    15,400        837,375
                                               ------------
                                                  7,239,493
                                               ------------
OIL--INTERNATIONAL (2.4%)
Amerada Hess Corp.................    11,000        603,625
British Petroleum Co. plc (ADR) ..     7,900        629,531
Repsol S.A. (ADR).................     9,400        400,088
Royal Dutch Petroleum Co.
 (NY Shares)......................    13,600        736,950
                                               ------------
                                                  2,370,194
                                               ------------
OIL--SUPPLIES &
 CONSTRUCTION (0.6%)
USX-Marathon Group, Inc...........    16,700        563,625
                                               ------------
RAILROADS (2.8%)
Burlington Northern Santa Fe
 Corp. ...........................     7,300        678,444
Norfolk Southern Corp.............    26,700        822,694
Union Pacific Corp................    21,000      1,311,187
                                               ------------
                                                  2,812,325
                                               ------------
 TOTAL ENERGY.....................               12,985,637
                                               ------------

TECHNOLOGY (1.0%)
TELECOMMUNICATIONS (1.0%)
BCE, Inc. ........................    16,100        536,685
Frontier Corp. ...................    17,500        421,094
                                               ------------
 TOTAL TECHNOLOGY.................                  957,779
                                               ------------
TOTAL COMMON STOCKS (91.1%) (Cost
 $85,559,610).....................               91,006,055
                                               ------------

                                  PRINCIPAL       VALUE
                                    AMOUNT      (NOTE 1)
-------------------------------  ----------- -------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (8.6%)
Ciesco L.P. 5.62%, 1/26/98
 Section + ...................... $  800,000  $    796,765
Coca Cola Co. 5.69%, 1/9/98 + ...  1,435,000     1,433,151
Golden Manager's Acceptance
 Corp. 5.86%, 1/23/98 + .........    699,000       696,497
Minnesota Mining &
 Manufacturing Co. 5.60%,
 1/9/98 + .......................  4,364,000     4,358,375
Sara Lee Corp. 6.00%, 1/7/98 + ..  1,322,000     1,320,678
                                             -------------
 TOTAL COMMERCIAL PAPER .........                8,605,466
                                             -------------
U.S. GOVERNMENT (1.5%)
U.S. Treasury Bill 1/22/98  .....  1,464,000     1,460,071
                                             -------------
U.S. GOVERNMENT AGENCIES (0.4%)
Federal Home Loan Mortgage
 Corp. (Discount Note),
 1/14/98.........................    447,000       446,077
                                             -------------
TOTAL SHORT-TERM DEBT SECURITIES (10.5%)
 (Cost/Amortized Cost
 $10,511,614)....................               10,511,614
                                             -------------
TOTAL INVESTMENTS (101.6%)
 (Cost/Amortized Cost
 $96,071,224) ...................              101,517,669
OTHER ASSETS
 LESS LIABILITIES (-1.6%)  ......               (1,570,359)
                                             -------------
NET ASSETS (100%) ...............             $ 99,947,310
                                             =============


------------
*      Non-income producing
ss     Illiquid security: is not actively traded.
+ Interest rates disclosed for Commercial Paper represent effective yields at December 31, 1997.
       Glossary:
       ADR--American Depositary Receipt

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------

At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1);

                                   LOCAL
                                 CONTRACT     COST ON      U.S.$
                                  AMOUNT     ORIGNATION   CURRENT     UNREALIZED
                                  (000'S)       DATE       VALUE    (DEPRECIATION)
                                ---------- ------------  --------- --------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/8/98      30        $51,613     $50,336      $(1,277)
                                                                   ==============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt
 securities....................................                 $88,872,144
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities....................................                   3,678,196

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .  $ 6,740,414
Aggregate gross unrealized depreciation .   (1,303,778)
                                          -------------
Net unrealized appreciation..............  $ 5,436,636
                                          =============
Federal income tax cost of investments ..  $96,081,033
                                          =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $25,415,218, which was secured by collateral valued at $25,901,210, of which $666,500 was in the form of U.S. Government securities.

For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $694 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer.

















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
---------------------------------  ------------ ------------
COMMON STOCKS, RIGHTS AND WARRANTS:
AUSTRALIA & NEW ZEALAND (2.1%)
AUSTRALIA (1.8%)
Australia & New Zealand Banking
 Group Ltd. ......................      8,000     $   52,846
Australian Gas & Light Co., Ltd. .     21,000        146,380
Brambles Industries Ltd. .........      2,000         39,673
Broken Hill Proprietary Ltd.  ....     13,192        122,463
Commonwealth Bank of Australia  ..     10,000        114,655
Fosters Brewing Corp. ............     27,000         51,360
John Fairfax Holdings Ltd.  ......     34,000         70,878
Lend Lease Corp. .................      5,032         98,343
National Australia Bank Ltd.  ....      5,126         71,562
News Corp., Ltd. .................     21,034        116,061
Publishing & Broadcasting Ltd.  ..     16,000         70,878
Sydney Harbour Casino Holdings*  .     45,200         42,843
Tabcorp Holdings Ltd. ............     15,000         70,356
Telstra Corp., Ltd.* .............     43,000         90,760
Westpac Banking Corp. ............     13,000         83,130
WMC Ltd. .........................      8,000         27,882
Woodside Petroleum Ltd. ..........     12,000         84,584
                                                ------------
                                                   1,354,654
                                                ------------
NEW ZEALAND (0.3%)
Air New Zealand Ltd., Class B  ...     21,000         42,068
Fletcher Challenge Building  .....     16,251         33,215
Fletcher Challenge Energy ........     14,000         49,018
Telecom Corp. of New Zealand  ....     20,000         96,969
                                                ------------
                                                     221,270
                                                ------------
 TOTAL AUSTRALIA & NEW  ZEALAND  .                 1,575,924
                                                ------------
CANADA (0.2%)
Alcan Aluminum Ltd. ..............      3,630        100,054
Royal Bank of Canada .............      1,250         66,109
                                                ------------
 TOTAL CANADA ....................                   166,163
                                                ------------
CHINA & KOREA (0.3%)
CHINA (0.3%)
Huaneng Power International, Inc.
 (ADR)* ..........................      8,000        185,500
                                                ------------
KOREA (0.0%)
Samsung Electronics Co. (Foreign)         280          6,343
                                                ------------
 TOTAL CHINA & KOREA .............                   191,843
                                                ------------
JAPAN (17.6%)
Advantest Corp. ..................      1,000         56,716
Alps Electric Co., Ltd. ..........      8,000         75,417
Amada Co., Ltd. ..................     17,000         63,192
Canon, Inc. ......................     36,000        838,781
Citizen Watch Co., Ltd. ..........     10,000         67,063
Daifuku Co., Ltd. ................      2,000          9,734
Daiichi Pharma Co., Ltd. .........     21,000        236,597
Dainippon Screen Manufacturing
 Co., Ltd. .......................     15,000         68,979
Daiwa House Industry Co., Ltd.  ..     21,000        111,056
DDI Corp. ........................         32         84,614
Denso Corp. ......................     31,000        558,345
East Japan Railway Co. ...........         59        266,342

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
----------------------------------  ------------ --------------
Fanuc ............................      4,900     $  185,522
Hitachi Ltd. .....................     35,000        249,473
Hitachi Zosen Corp. ..............     25,000         40,046
Honda Motor Co., Ltd. ............      2,000         73,424
Inax .............................      5,000         14,524
Ishihara Sangyo Kaisha* ..........      5,000          5,557
Ito Yokado Co., Ltd. .............      8,000        407,741
Kao Corp. ........................     16,000        230,542
Kokuyo ...........................      8,000        137,957
Komatsu Ltd. .....................     21,000        105,423
Komori Corp. .....................      7,000        104,081
Kumagai Gumi Co., Ltd. ...........      9,000          4,897
Kuraray Co., Ltd. ................     18,000        148,994
Kyocera Corp. ....................     11,000        499,099
Makita Corp. .....................     12,000        114,965
Marui Co., Ltd. ..................     22,000        342,288
Matsushita Electric Industries
 Co. .............................     35,000        512,359
Mitsubishi Corp. .................     21,000        165,779
Mitsubishi Heavy Industries Ltd. .     98,000        408,599
Mitsubishi Paper Mills ...........     11,000         15,428
Mitsui Chemicals Industries,
 Inc..............................      5,000          9,197
Mitsui Fudosan Co., Ltd. .........     51,000        492,508
Murata Manufacturing Co., Ltd.  ..     10,000        251,389
National House ...................      3,000         20,579
NEC Corp. ........................     62,000        660,510
Nippon Hodo ......................      2,000          6,438
Nippon Steel Corp. ...............    129,000        190,818
Nippon Telegraph & Telephone
 Corp. ...........................         27        231,769
Nomura Securities Co. ............     33,000        440,084
Pioneer Electric Corp. ...........     10,000        154,053
Sangetsu Co., Ltd. ...............      2,000         20,540
Sankyo Co. .......................     21,000        474,804
Sega Enterprises .................      2,500         45,219
Sekisui Chemical Co. .............     25,000        127,036
Sekisui House Ltd. ...............     15,000         96,455
Seven-Eleven Japan Co., Ltd.  ....      3,000        212,454
Sharp Corp. ......................     31,000        213,359
Shin-Etsu Chemical Co. ...........     17,000        324,430
Shiseido Co., Ltd. ...............      7,000         95,497
Sony Corp. .......................      7,900        702,357
Sumitomo Corp. ...................     36,000        201,418
Sumitomo Electric Industries  ....     48,000        654,838
Sumitomo Forestry Co. ............      8,000         38,935
TDK Corp. ........................      8,000        603,334
Teijin Ltd. ......................     40,000         83,694
Tokio Marine & Fire Insurance Co.       8,000         90,745
Tokyo Electron Ltd. ..............      4,000        128,147
Tokyo Steel Manufacturing ........      7,800         26,364
Toppan Printing Co., Ltd. ........     17,000        221,498
Uny Co., Ltd. ....................      8,000        109,753
Yurtec Corp. .....................      3,000         18,417
                                                ------------
 TOTAL JAPAN .....................                13,150,173
                                                ------------
LATIN AMERICA (5.0%)
ARGENTINA (0.9%)
Banco Frances Rio Plata (ADR) ....      2,220         60,772
Banco Galicia Y Bueno (ADR)  .....      2,180         56,135
Perez Companc S.A. ...............     16,498        117,816

                                       43

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
---------------------------------  ------------ ------------
Telefonica de Argentina (ADR)  ...       4,630    $  172,468
YPF S.A., Class D (ADR) ..........       8,361       285,842
                                                ------------
                                                     693,033
                                                ------------
BRAZIL (1.7%)
Eletrobras .......................   2,730,000       135,760
Pao de Acucar (ADR) ..............       2,000        38,750
Telebras S.A. (ADR) ..............       8,000       931,500
Uniao de Bancos Brasileiros  .....   1,675,000        69,038
USIMINAS S.A. (ADR) ..............       6,000        35,483
White Martins S.A. ...............       7,000        10,224
                                                ------------
                                                   1,220,755
                                                ------------
CHILE (0.3%)
Chilectra S.A. (ADR) +Section  ...       2,211        56,475
Chilgener S.A. (ADS) .............       1,094        26,803
CCU S.A. (ADS) ...................         649        19,064
Endesa Empresa S.A. (ADS) ........       2,841        50,250
Enersis S.A. (ADR) ...............       1,645        47,705
Santa Isabel S.A. (ADR) ..........         602        10,535
                                                ------------
                                                     210,832
                                                ------------
MEXICO (1.9%)
Cemex S.A.* ......................      10,000        53,102
Cemex S.A. (ADR)* ................      16,000       145,078
Cifra S.A., Class B (ADR) ........      21,149        49,066
Femsa S.A., Class B ..............      17,000       136,675
Gruma S.A. (ADS)* +Section  ......       3,411        51,165
Gruma S.A., Class B* .............      15,000        59,553
Grupo Financeiro Banamex, Class
 B* ..............................      22,000        65,918
Grupo Industrial Maseca S.A.,
 Class B .........................      26,000        26,064
Grupo Modelo S.A., Class C  ......       9,000        75,819
Grupo Televisa S.A. (GDR)*  ......       2,000        77,375
Kimberly Clark de Mexico,
 Class A .........................      23,000       109,293
Panamerican Beverages, Inc.,
 Class A .........................       5,000       163,125
Telmex, Class L (ADR) ............       6,000       336,375
TV Azteca S.A. (ADR)* ............       3,800        85,738
                                                ------------
                                                   1,434,346
                                                ------------
PANAMA (0.0%)
Banco Latinoamericano de
 Exportaciones S.A. ..............         387        16,012
                                                ------------
PERU (0.1%)
Credicorp Ltd. ...................         920        16,560
Telefonica de Peru S.A. (ADS)  ...       1,330        31,006
                                                ------------
                                                      47,566
                                                ------------
VENEZUELA (0.1%)
CANTV (ADR) ......................       2,059        85,706
                                                ------------
 TOTAL LATIN AMERICA .............                 3,708,250
                                                ------------
OTHER EUROPEAN COUNTRIES (34.6%)
BELGIUM (1.1%)
Credit Communal Holdings/Dexia  ..         445        59,752
Generale de Banque S.A. ..........         530       230,662
Kredietbank N.V. .................       1,220       512,024
UCB S.A. .........................           6        19,805
                                                ------------
                                                     822,243
                                                ------------

                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
----------------------------------  ----------  -------------
CZECH REPUBLIC (0.0%)
SPT Telecom A/S* .................         190    $   20,315
                                                ------------
FRANCE (7.5%)
Accor S.A. .......................         400        74,371
Alcatel Alsthom ..................       1,990       252,945
Assurances Ben de France .........       1,520        80,540
Canal Plus .......................         710       132,008
Carrefour S.A. ...................         251       130,953
Cie Generale des Eaux ............       7,000       976,988
Compagnie de Saint Gobain ........       2,560       363,679
Credit Commercial de France  .....       1,739       119,189
Dexia France .....................         264        30,574
Elf Aquitaine S.A. ...............       2,410       280,302
Groupe Danone ....................       1,310       233,987
Groupe GTM .......................         440        29,609
Guilbert S.A. ....................         660        94,090
Havas S.A. .......................         550        39,570
Lapeyre S.A. .....................       1,100        60,588
Legrand S.A. .....................         500        99,609
L'Oreal ..........................         270       105,649
LVMH (Moet Hennessy Louis
 Vuitton) ........................         287        47,639
Pathe S.A. .......................         390        75,687
Pinault-Printemps-Redoute S.A.  ..         980       522,851
Primagaz Cie Gaz .................         150        12,536
Sanofi S.A. ......................       3,298       367,145
Schneider S.A. ...................       5,559       301,848
Societe Generale Paris ...........       1,325       180,527
Sodexho Alliance S.A. ............         458       245,266
Television Francaise .............         450        45,983
Total S.A., Class B ..............       6,500       707,402
                                                ------------
                                                   5,611,535
                                                ------------
GERMANY (5.0%)
Allianz AG (Registered) ..........       1,450       373,996
Bayer AG .........................       6,852       254,243
Bayer Hypothecken Und Wechselbank
 AG ..............................       5,430       263,358
Bayerische Vereinsbank AG ........       3,733       240,712
Bilfinger & Berger BAU AG ........       1,640        51,781
Buderus AG .......................         110        49,346
Commerzbank AG ...................       2,240        87,162
Deutsche Bank AG .................       5,702       398,739
Deutsche Telekom AG ..............       6,220       115,137
Dresdner Bank AG* ................       1,900        86,395
Dresdner Bank AG*
 (Warrants)(expiring 4/30/02)  ...       4,238        75,386
Gehe AG ..........................       7,230       365,730
Hoechst AG .......................       2,030        70,302
Hornbach Baumarkt AG .............         260         7,443
Mannesmann AG ....................         220       110,431
Rhoen-Kilnikum AG ................       1,070       104,683
SAP AG ...........................       1,050       318,394
Siemens AG .......................       2,439       147,103
Veba AG ..........................       7,680       522,972
Volkswagen AG ....................         120        67,039
                                                ------------
                                                   3,710,352
                                                ------------
ITALY (3.6%)
Assicurazioni Generali S.p.A.  ...       9,000       221,057
Banca Commerciale Italiana  ......      14,000        48,672

                                       44

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
---------------------------------  ------------ ------------
Banca di Roma* ...................    161,000    $   162,456
Credito Italiano S.p.A. ..........    112,205        346,002
ENI S.p.A. (Registered) ..........     70,683        400,763
Gucci Group N.V. .................      1,729         72,402
Industrie Natuzzi S.p.A. (ADR)  ..      2,000         41,250
Instituto Mobiliare Italiano
 S.p.A. ..........................     14,000        166,196
Italgas S.p.A. ...................     15,000         61,899
La Rinascente S.p.A. .............      3,000         22,386
Mediolanum S.p.A. ................     10,000        188,242
Telecom Italia S.p.A. ............     62,665        400,291
Telecom Italia Mobile S.p.A.  ....    116,000        535,410
Telecom Italia Mobile S.p.A.
 (Savings Shares) ................     12,000         34,121
                                                ------------
                                                   2,701,147
                                                ------------
NETHERLANDS (9.0%)
ABN-Amro Holdings N.V. ...........     21,360        416,107
Akzo Nobel N.V. ..................        580        100,002
Baan Co., N.V.* ..................      3,136        102,695
Baan Co., N.V. (ADR)* ............      3,000         99,000
CSM ..............................      6,120        271,645
Elsevier N.V. ....................     46,997        760,240
Fortis Amev N.V. .................      7,400        322,620
ING Groep N.V. ...................     20,340        856,674
ING Groep N.V.*
 (Warrants)(expiring 3/15/01)  ...      3,244         33,981
Koninklijke Ahold N.V. ...........      3,838        100,131
Koninklijke PTT Nederland N.V. ...      1,950         81,360
Nutricia Verenigde Bedrijven N.V.       4,210        127,692
Otra N.V. ........................        730         10,441
Polygram N.V. ....................      3,850        184,179
Royal Dutch Petroleum Co. ........     28,820      1,581,962
Unilever N.V. ....................      9,560        589,352
Wolters Kluwer N.V. ..............      8,040      1,038,481
                                                ------------
                                                   6,676,562
                                                ------------
PORTUGAL (0.1%)
Jeronimo Martins & Filho .........      2,550         80,913
                                                ------------
RUSSIA (0.0%)
Gazprom (ADS)* ...................        591         13,859
LUKoil Holding (ADR)                      110         10,099
                                                ------------
                                                      23,958
                                                ------------
SPAIN (2.1%)
Argentina Corp. Banc .............      1,680        102,222
Banco Bilbao Vizcaya S.A. ........      2,990         96,755
Banco de Santander S.A. ..........      9,138        305,300
Banco Popular Espanol S.A.  ......      3,030        211,812
Endesa S.A. ......................     11,276        200,207
Gas Natural SDG S.A. .............      1,890         98,005
Iberdrola S.A. ...................     14,550        191,485
Repsol S.A. ......................      2,880        122,875
Telefonica de Espana S.A. ........      9,014        257,374
                                                ------------
                                                   1,586,035
                                                ------------
SWITZERLAND (6.2%)
ABB AG (Bearer) ..................        240        301,541
Adecco S.A. (Bearer) .............      1,050        304,468
CS Holdings ......................      1,140        176,405
Nestle S.A. (Registered) .........        620        929,257
Novartis AG (Registered) .........        820      1,330,640
Roche Holdings AG ................        100        993,153

                                       NUMBER       VALUE
                                     OF SHARES    (NOTE 1)
----------------------------------  ----------- ------------
Swiss Bank Corp. (Registered)  ...      1,150    $   357,480
Union Bank of Switzerland
 (Bearer) ........................        150        216,912
                                                ------------
                                                   4,609,856
                                                ------------
 TOTAL OTHER EUROPEAN  COUNTRIES                  25,842,916
                                                ------------
SCANDINAVIA (5.0%)
DENMARK (0.3%)
Den Danske Bank AS ...............      1,070        142,575
Tele Danmark A/S, Class B ........        240         14,886
Unidanmark A/S, Class A
 (Registered) ....................        930         68,272
                                                ------------
                                                     225,733
                                                ------------
NORWAY (1.6%)
Bergesen ASA, Class A ............        810         19,083
Norsk Hydro ASA ..................     11,850        576,793
Orkla ASA, Class A ...............      7,090        609,568
Saga Petroleum ASA, Class B  .....      1,250         18,955
                                                ------------
                                                   1,224,399
                                                ------------
SWEDEN (3.1%)
ABB AB, Class A ..................     14,590        172,730
Astra AB, Class B ................     33,273        559,452
Atlas Copco AB, Class B ..........      7,930        236,205
Electrolux AB, Class B ...........      4,230        293,546
Esselte AB, Class B ..............      1,890         38,324
Granges AB* ......................      1,115         17,484
Hennes & Mauritz AB, Class B  ....      8,490        374,249
Nordbanken AB* ...................     52,989        299,652
Sandvik AB, Class A ..............      2,330         66,321
Sandvik AB, Class B ..............      7,060        201,844
Scribona AB, Class B .............        940         10,477
                                                ------------
                                                   2,270,284
                                                ------------
 TOTAL SCANDINAVIA ...............                 3,720,416
                                                ------------
SOUTHEAST ASIA (3.0%)
HONG KONG (2.2%)
Cheung Kong Ltd. .................     10,000         65,492
China Light & Power Co. ..........     14,000         77,687
Dao Heng Bank Group Ltd. .........     30,000         74,913
Hong Kong Land Holdings ..........     96,000        184,320
Hutchison Whampoa Ltd. ...........     69,000        432,753
New World Development Co. ........     92,000        318,183
HSBC Holdings plc ................      2,800         69,015
Sun Hung Kai Properties Ltd.  ....     10,000         69,686
Swire Pacific Ltd., Class A  .....     38,000        208,414
Wharf Holdings Ltd. ..............     85,000        186,476
                                                ------------
                                                   1,686,939
                                                ------------
MALAYSIA (0.2%)
Berjaya Sports Toto Bhd. .........     36,000         92,094
Tanjong plc ......................     28,000         46,433
Time Engineering Bhd. ............      7,000          1,800
                                                ------------
                                                     140,327
                                                ------------
SINGAPORE (0.6%)
City Developments Ltd. ...........      6,000         27,833
Overseas Union Bank Ltd.
 (Foreign) .......................     15,000         57,538
Overseas-Chinese Banking Corp.
 (Foreign) .......................      3,200         18,650
Singapore Land Ltd. ..............     34,000         74,814
Singapore Press Ltd. (Foreign)  ..     13,000        163,128

                                       45

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
---------------------------------  ------------ ------------
United Overseas Bank Ltd.
 (Foreign) .......................      14,000   $    77,847
                                                ------------
                                                     419,810
                                                ------------
 TOTAL SOUTHEAST ASIA ............                 2,247,076
                                                ------------
SOUTHERN CENTRAL ASIA (0.1%)
INDIA (0.1%)
Mahanagar Telephone Nigam Ltd.
 (GDR)* ..........................       6,000        90,060
                                                ------------
UNITED KINGDOM (19.0%)
Abbey National plc ...............      29,000       519,925
Argos plc ........................      28,000       252,839
ASDA Group plc ...................      88,000       256,684
BG plc ...........................      27,529       123,955
British Petroleum Co. plc.........      23,000       302,368
Cable & Wireless plc .............      56,000       492,334
Cadbury Schweppes plc ............      40,000       403,267
Caradon plc ......................      63,100       183,536
Centrica plc* ....................      13,000        19,120
Compass Group plc ................      10,000       123,082
Electrocomponents plc ............      20,000       148,883
GKN plc ..........................       3,000        61,476
Glaxo Wellcome plc ...............      43,000     1,017,534
Diageo plc .......................     129,000     1,186,063
Heywood Williams Group plc  ......       4,000        13,738
Hillsdown Holdings plc ...........      16,000        38,913
John Laing plc, Class A ..........       9,000        47,771
Kingfisher plc ...................      62,000       863,984
Ladbroke Group plc ...............      39,000       169,195
National Westminster Bank ........     106,000     1,762,805
Rank Group plc ...................      42,000       233,974
Reed International plc ...........     110,000     1,102,657
Rio Tinto plc (Registered)  ......      28,000       344,634
Rolls-Royce plc ..................      17,000        65,650
Safeway plc ......................      52,000       293,100
Shell Transport & Trading Co.,
 plc (Registered) ................     149,000     1,077,350
Smith (David S) Holdings plc  ....      26,000        85,025
Smithkline Beecham plc ...........     138,800     1,421,005
Tesco plc ........................      41,000       333,509
T&N plc ..........................      27,000       113,142
Tomkins plc ......................     118,000       564,278
United News & Media plc ..........      46,000       523,853
                                                ------------
 TOTAL UNITED KINGDOM ............                14,145,649
                                                ------------
TOTAL COMMON STOCKS, RIGHTS
 AND WARRANTS (86.9%)
 (Cost $68,238,485) ..............                64,838,470
                                                ------------
PREFERRED STOCKS AND RIGHTS:
AUSTRALIA & NEW ZEALAND (0.1%)
AUSTRALIA (0.1%)
News Corp., Ltd. .................       8,124        40,190
                                                ------------

                                     NUMBER          VALUE
                                    OF SHARES       (NOTE 1)
---------------------------------- ------------  --------------
LATIN AMERICA (1.3%)
BRAZIL (1.3%)
Banco Bradesco S.A. ..............  10,149,000   $   100,030
Banco Bradesco S.A.*
 (Rights)(expiring 2/3/98) .......     433,920            --
Banco Itau S.A. ..................     103,000        55,374
Brahma ...........................      99,000        66,529
Brasmotor S.A. ...................     134,000        13,207
CEMIG ............................   4,206,000       182,742
Cia Cimento Portland Itau ........      70,000        13,485
Cia Tecidos Norte de Mina ........      56,000        20,071
Lojas Americanas S.A.
 (Registered) * ..................     795,000         3,704
Petrobras S.A. ...................     831,654       194,491
Telec do Rio Janeiro S.A. ........     290,536        30,198
Telecom de Sao Paulo S.A. ........     762,706       202,962
Telemig Class B* .................     284,930        35,998
USIMINAS S.A. ....................  11,450,300        67,714
                                                ------------
 TOTAL LATIN AMERICA .............                   986,505
                                                ------------
OTHER EUROPEAN COUNTRIES (0.3%)
GERMANY (0.3%)
Fielmann AG ......................         420         9,105
Fresenius AG .....................         290        52,714
Hornbach Holding AG ..............         770        53,076
SAP AG (Non Voting) ..............         270        87,681
                                                ------------
 TOTAL OTHER EUROPEAN  COUNTRIES                     202,576
                                                ------------
SCANDINAVIA (0.2%)
FINLAND (0.2%)
Nokia AB, Series A ...............       2,430       172,522
                                                ------------
TOTAL PREFERRED STOCKS AND RIGHTS
 (1.9%)
 (Cost $1,615,090) ...............                 1,401,793
                                                ------------
TOTAL INVESTMENTS (88.8%)
 (Cost $69,853,575) ..............                66,240,263
OTHER ASSETS
 LESS LIABILITIES (11.2%) ........                 8,331,706
                                                ------------
NET ASSETS (100%).................               $74,571,969
                                                ============

------------
*      Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $116,028 or 0.16% of net assets.
ss.    Illiquid security: is not actively traded.
       Glossary:
       ADR--American Depositary Receipt
       ADS--American Depositary Share
       GDR--Global Depositary Receipt

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

MARKET SECTOR DIVERSIFICATION
 (Unaudited)
As a Percentage of Total Equity Investments
Basic Materials .........................            2.5 %
Business Services .......................            6.3
Capital Goods ...........................            8.4
Consumer Cyclicals ......................           15.2
Consumer Non-Cyclicals ..................           20.4
Credit Sensitive
 Banks ..................................  13.3
 Financial Services .....................   3.2
 Insurance ..............................   1.9
 Real Estate ............................   2.2
 Utility--Electric ......................   3.0
 Utility--Gas ...........................   0.2
 Utility--Telephone .....................   6.7
                                          ------
Total Credit Sensitive ..................           30.5
Diversified .............................            2.2
Energy ..................................           11.0
Technology ..............................            3.5
                                                 -------
                                                   100.0%
                                                 =======

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                         LOCAL
                                       CONTRACT      COST ON       U.S.$      UNREALIZED
                                        AMOUNT     ORIGINATION    CURRENT    APPRECIATION/
                                        (000'S)       DATE         VALUE    (DEPRECIATION)
                                      ---------- -------------  ---------- ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/2/98  .....       322     $537,163     $528,893       $(8,270)
FOREIGN CURRENCY SALE CONTRACTS
Belgian Franc, expiring 1/5/98 ......     2,933       79,285       79,154           131
Canadian Dollar, expiring 1/5/98 ....        77       53,748       53,949          (201)
French Franc, expiring 1/30/98 ......     1,555      259,480      258,359         1,121
German Mark, expiring 1/6/98.........       273      152,104      151,643           461
Italian Lira, expiring 1/8/98 .......   427,349      242,481      241,576           905
Netherlands Guilder, expiring
 1/6/98..............................       784      387,699      386,884           815
Norwegian Krone, expiring 1/6/98 ....       622       84,376       84,159           217
Spanish Peseta, expiring 1/7/98 .....     4,859       31,987       31,895            92
Swedish Krona 1/7/98.................     1,383      174,308      174,135           173
Swiss Franc, expiring 1/6/98.........       443      304,387      303,491           896
                                                                           ---------------
                                                                                $(3,660)
                                                                           ===============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities.... $76,063,422
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities....   6,150,380

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .   $ 2,929,973
Aggregate gross unrealized depreciation .    (6,618,503)
                                          --------------
Net unrealized (depreciation) ...........   $(3,688,530)
                                          ==============
Federal income tax cost of investments  .   $69,928,793
                                          ==============

At December 31, 1997 the Portfolio had loaned securities with a total value of $77,695, which was secured by collateral valued at $81,200.

For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $2,279 as brokerage commissions with Fleming Martin/Robert Fleming Co. and $454 with Jardin Fleming, both affiliated broker/dealers.











                       See Notes to Financial Statements.

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                    NUMBER OF       VALUE
                                      SHARES      (NOTE 1)
---------------------------------  ----------- -------------
COMMON STOCKS:
BASIC MATERIALS (7.8%)
STEEL (7.8%)
Citation Corp.*...................   169,900     $ 2,760,875
Roanoke Electric Steel Corp. .....    30,100         801,413
Schnitzer Steel Industries, Inc.,
 Class A..........................    99,800       2,800,637
Universal Stainless & Alloy
 Products, Inc.*..................   213,700       3,098,650
                                               -------------
 TOTAL BASIC MATERIALS............                 9,461,575
                                               -------------
BUSINESS SERVICES (10.7%)
PRINTING, PUBLISHING,
 BROADCASTING (0.5%)
Gibson Greetings, Inc.............    25,500         557,812
                                               -------------
PROFESSIONAL SERVICES (3.8%)
Standex International Corp. ......   103,300       3,641,325
Thomas Group, Inc.*...............    75,400         942,500
                                               -------------
                                                   4,583,825
                                               -------------
TRUCKING, SHIPPING (6.4%)
Allied Holdings, Inc.* ...........   125,600       2,402,100
M.S. Carriers*....................    83,500       2,077,062
MTL, Inc.*........................    91,500       2,338,969
OMI Corp.*........................   102,400         940,800
                                               -------------
                                                   7,758,931
                                               -------------
 TOTAL BUSINESS SERVICES..........                12,900,568
                                               -------------
CAPITAL GOODS (19.7%)
AEROSPACE (1.9%)
Tracor, Inc.*.....................    77,400       2,351,025
                                               -------------
BUILDING & CONSTRUCTION (8.0%)
Avondale Industries, Inc.*........   130,000       3,859,375
Cavalier Homes, Inc...............   149,100       1,453,725
HomeUSA, Inc.*....................   170,800       1,409,100
Walter Industries, Inc.*..........   142,000       2,928,750
                                               -------------
                                                   9,650,950
                                               -------------
BUILDING MATERIALS & FOREST
 PRODUCTS (2.7%)
Triangle Pacific Corp.*...........    95,800       3,245,225
                                               -------------
ELECTRICAL EQUIPMENT (2.2%)
General Cable Corp................    75,200       2,721,300
                                               -------------
MACHINERY (4.9%)
Allied Products Corp..............   163,225       3,917,400
Gradall Industries, Inc.*.........   120,450       1,987,425
                                               -------------
                                                   5,904,825
                                               -------------
 TOTAL CAPITAL GOODS..............                23,873,325
                                               -------------
CONSUMER CYCLICALS (12.7%)
AUTO RELATED (1.3%)
Copart, Inc.* ....................    85,200       1,522,950
                                               -------------
FOOD SERVICES, LODGING (0.1%)
Fresh Choice, Inc.* ..............    33,700         109,525
                                               -------------
HOUSEHOLD FURNITURE,
 APPLIANCES (4.2%)
Home Products International,
 Inc.* ...........................   184,900       2,172,575

                                    NUMBER OF       VALUE
                                     SHARES       (NOTE 1)
---------------------------------- ----------- --------------
La-Z-Boy, Inc. ...................    40,900     $ 1,763,812
Zag Industries Ltd.*..............   132,900       1,179,488
                                               -------------
                                                   5,115,875
                                               -------------
LEISURE RELATED (1.4%)
SCP Pool Corp.* ..................    89,200       1,717,100
                                               -------------
RETAIL--GENERAL (5.7%)
Ann Taylor Stores Corp.*..........   117,800       1,575,575
Filene's Basement Corp.*..........   356,700       1,426,800
Fingerhut Cos., Inc...............   178,950       3,825,056
                                               -------------
                                                   6,827,431
                                               -------------
 TOTAL CONSUMER CYCLICALS.........                15,292,881
                                               -------------
CONSUMER NON-CYCLICALS (4.0%)
FOODS (0.7%)
J.M. Smucker Co., Class A.........    33,500         791,437
                                               -------------
SOAPS & TOILETRIES (3.3%)
American Safety Razor Co.*  ......   185,000       3,700,000
USA Detergents, Inc...............    37,950         308,344
                                               -------------
                                                   4,008,344
                                               -------------
 TOTAL CONSUMER
  NON-CYCLICALS ..................                 4,799,781
                                               -------------
CREDIT SENSITIVE (28.0%)
BANKS (5.0%)
Cullen/Frost Bankers, Inc.........        50           3,034
Quaker City Bancorp, Inc.*........   118,987       2,602,841
Texas Regional Bancshares, Inc.,
 Class A..........................   113,225       3,453,363
                                               -------------
                                                   6,059,238
                                               -------------
FINANCIAL SERVICES (1.0%)
Interstate/Johnson Lane, Inc. ....     5,200         137,800
Long Beach Financial Corp.*  .....    86,200       1,002,075
                                               -------------
                                                   1,139,875
                                               -------------
INSURANCE (15.2%)
Commerce Group, Inc...............   118,900       3,879,113
Delphi Financial Group, Inc.,
 Class A*.........................    82,418       3,708,810
Nac Re Corp.......................    71,750       3,502,297
National Western Life Insurance
 Co., Class A*....................    15,700       1,593,550
Pico Holdings, Inc.*..............   303,150       1,951,528
Terra Nova Bermuda Holdings Ltd.,
 Class A..........................   143,500       3,766,875
                                               -------------
                                                  18,402,173
                                               -------------
REAL ESTATE (6.8%)
Equity Inns, Inc..................   169,500       2,500,125
U.S. Restaurant Properties Master
 L.P..............................    66,200       1,584,662
Weeks Corp........................    72,300       2,313,600
Western Water Co.*................   170,050       1,849,294
                                               -------------
                                                   8,247,681
                                               -------------
 TOTAL CREDIT SENSITIVE...........                33,848,967
                                               -------------

                                       49

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                    NUMBER OF       VALUE
                                      SHARES      (NOTE 1)
---------------------------------  ----------- -------------
ENERGY (6.7%)
COAL & GAS PIPELINES (1.9%)
KCS Energy, Inc...................   108,900    $  2,259,675
                                               -------------
OIL--DOMESTIC (3.1%)
Forecenergy, Inc..................    24,800         649,450
Forest Oil Corp.*.................   192,600       3,177,900
                                               -------------
                                                   3,827,350
                                               -------------
OIL--SUPPLIES &
 CONSTRUCTION (1.7%)
Tokheim Corp.*....................    99,200       2,052,200
                                               -------------
 TOTAL ENERGY.....................                 8,139,225
                                               -------------
TECHNOLOGY (0.8%)
OFFICE EQUIPMENT SERVICES (0.8%)
EA Industries, Inc.*..............   131,000         908,813
                                               -------------
 TOTAL COMMON STOCKS (90.4%)
  (Cost $108,785,652).............               109,225,135
                                               -------------

                                    PRINCIPAL        VALUE
                                      AMOUNT       (NOTE 1)
--------------------------------  ------------- -------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (12.5%)
State Street Bank & Trust 5.75%,
 dated 12/31/97, due 1/2/98, to
 be repurchased at $15,184,849,
 collateralized by $15,240,000
 of U.S. Treasury Notes, 6.125%
 due 3/31/98, valued at
 $15,487,650 (Cost $15,180,000) .  $15,180,000   $ 15,180,000
                                                -------------
TOTAL INVESTMENTS (102.9%)
 (Cost $123,965,652).............                 124,405,135
OTHER ASSETS
 LESS LIABILITIES (-2.9%)........                  (3,525,461)
                                                -------------
NET ASSETS (100%)................                $120,879,674
                                                =============

------------
*      Non-income producing

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .. $133,392,374
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities ..   23,670,203

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation...........................  $  5,047,911
Aggregate gross unrealized
 depreciation...........................    (4,761,380)
                                         -------------
Net unrealized appreciation.............  $    286,531
                                         =============
Federal income tax cost of investments .  $124,118,604
                                         =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $12,071,964, which was secured by collateral valued at $12,318,628.
































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                        NUMBER        VALUE
                                       OF SHARES     (NOTE 1)
-----------------------------------  ------------ ------------
COMMON STOCKS AND WARRANTS:
CHINA & KOREA (2.7%)
KOREA (2.7%)
Korea Electric Power Corp.
 (Foreign)*.........................      10,400    $   96,331
Korea Fund, Inc.* ..................      64,800       429,300
Samsung Electronics Co. (Foreign)  .       2,557        57,928
                                                  ------------
 TOTAL CHINA & KOREA ...............                   583,559
                                                  ------------
LATIN AMERICA (21.5%)
ARGENTINA (2.4%)
Nortel Inversora (ADR)..............       1,500        38,250
Telecom Argentina (ADR) ............       3,202       114,472
Telefonica de Argentina (ADR)  .....       7,590       282,727
YPF S.A., Class D (ADR) ............       2,674        91,417
                                                  ------------
                                                       526,866
                                                  ------------
BRAZIL (6.8%)
Brahma (ADR) .......................      20,150       285,878
Cia Vale do Rio Doce (ADR) .........         420         8,449
Coteminas ..........................     136,400        48,887
Coteminas (ADR)* + .................       1,155        19,150
Lightpar ...........................      50,000        15,008
Telebras S.A. ......................     600,000        61,019
Telebras S.A. (ADR) ................       7,505       873,863
Unibanco (ADR)* ....................       4,295       138,245
                                                  ------------
                                                     1,450,499
                                                  ------------
CHILE (0.6%)
CCU S.A. (ADR) .....................       1,800        52,875
Enersis S.A. (ADR) .................       1,300        37,700
Santa Isabel S.A. (ADR) ............       2,200        38,500
                                                  ------------
                                                       129,075
                                                  ------------
MEXICO (10.8%)
Apasco S.A. ........................       5,000        34,429
Cemex S.A. CPO* ....................      35,925       162,688
Cifra S.A., Class C ................      17,239        38,713
Cifra S.A., Class V ................       6,050        14,877
Femsa S.A., Class B ................      70,290       565,111
Grupo Financeiro Banamex, Class B*        30,000        89,888
Grupo Financeiro Bancomer, Class B*      103,700        67,418
Grupo Televisa S.A. (GDR)* .........      10,285       397,901
Kimberly Clark de Mexico,
 Class A ...........................      61,940       294,330
Telmex, Class L (ADR) ..............       9,500       532,594
TV Azteca S.A. (ADS)* ..............       5,340       120,484
                                                  ------------
                                                     2,318,433
                                                  ------------
PERU (0.5%)
Telefonica de Peru S.A. (ADS)  .....       4,430       103,274
                                                  ------------
VENEZUELA (0.4%)
CANTV (ADR) ........................       1,897        78,963
                                                  ------------
 TOTAL LATIN AMERICA ...............                 4,607,110
                                                  ------------

                                       NUMBER        VALUE
                                      OF SHARES     (NOTE 1)
------------------------------------- ---------- -------------
NORTH AFRICA AND THE MIDDLE EAST (9.1%)
EGYPT (1.4%)
Commercial International Bank  .....       7,680    $  154,977
Helwan Portland Cement .............       2,485        50,028
Madinet Nasar Housing &
 Development* ......................       1,470        95,048
                                                  ------------
                                                       300,053
                                                  ------------
ISRAEL (2.5%)
Bank Hapoalim Ltd...................      46,000       110,411
Elbit Ltd. .........................      26,600       101,222
First International Bank of Israel,
 Class 5 ...........................          91        66,787
Koor Industries Ltd. (ADR) .........       7,700       168,919
Teva Pharmaceutical Industries
 (ADR) .............................       1,800        85,162
                                                  ------------
                                                       532,501
                                                  ------------
TURKEY (5.2%)
Arcelik A.S.........................     465,000        43,752
Ege Biracilik ......................   1,229,000       111,187
Eregli Demir Celik .................   1,308,000       201,959
Garanti Bankasi A.S. ...............   5,691,000       281,461
Vestel Elektronik Sanayi Ve Ticaret
 A.S. ..............................     192,000        15,749
Yapi Ve Kredi Bankasi A.S. .........  12,398,000       472,590
                                                  ------------
                                                     1,126,698
                                                  ------------
 TOTAL NORTH AFRICA AND THE MIDDLE
  EAST .............................                 1,959,252
                                                  ------------
OTHER EUROPEAN COUNTRIES (11.1%)
HUNGARY (1.2%)
Gedeon Richter .....................          59         6,710
Gedeon Richter (Registered)(GDS) ...       1,643       172,515
MOL Magyar Olaj-es Gazipari Rt.
 (GDR)(Registered) .................       3,393        82,789
                                                  ------------
                                                       262,014
                                                  ------------
POLAND (2.1%)
Agros Holdings S.A., Class C*  .....       6,090       126,119
Bank Inicjatyw Gospodar (GDS)* +  ..       3,000        44,043
Bank of Handlowy W Warszawie S.A.*         4,450        56,809
Big Bank Gdanski S.A. (GDR)* .......       8,350       129,425
Elektrim S.A. ......................       9,190        88,902
                                                  ------------
                                                       445,298
                                                  ------------
RUSSIA (7.8%)
LUKoil Holding (ADR) ...............       8,500       784,125
Moscow Energy (Registered)..........      64,300        81,596
Norilsk Nickel* (Registered)  ......       7,300        46,355
Rostelecom* ........................      22,700        80,585
Surgutneftgaz (ADR).................      51,930       530,787
Unified Energy System (GDR)*  ......       5,250       147,378
                                                  ------------
                                                     1,670,826
                                                  ------------
 TOTAL OTHER EUROPEAN COUNTRIES  ...                 2,378,138
                                                  ------------

                                       52

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                        NUMBER        VALUE
                                       OF SHARES     (NOTE 1)
-----------------------------------  ------------ ------------
SOUTHEAST ASIA (11.6%)
HONG KONG (1.7%)
Cheung Kong Ltd.  ..................     11,300      $ 74,006
China Light & Power ................     14,000        77,688
China Resources Enterprises Ltd. ...      7,200        16,074
HSBC Holdings plc (Registered) .....      2,600        64,086
NG Fung Hong Ltd. ..................     46,000        48,381
Shanghai Industrial Holdings Ltd. ..      7,000        26,016
Sun Hung Kai Properties Ltd.  ......      8,700        60,627
                                                  ------------
                                                      366,878
                                                  ------------
INDONESIA (2.1%)
Astra International ................    157,900        40,910
Bank International Indonesia
 (Foreign) .........................    117,700         6,955
Bank Negara Indonesia ..............    130,000        12,409
Bank Negara Indonesia (Foreign) ....    315,700        30,135
Barito Pacific Timber ..............      5,400         1,546
Bimantara Citra ....................      8,587         1,639
Citra Marga Nusaphala Persada  .....     15,200         1,658
Daya Guna Samudera .................      4,900         3,720
Gudang Garam .......................     66,300       100,957
HM Sampoerna .......................     17,500        13,205
Indah Kiat Paper & Pulp Co.  .......     30,300         5,371
Indofood Sukses Makmur .............     15,200         4,975
London Sumatra Indonesia ...........      2,200         1,250
Matahari Putra Prima ...............     84,000         6,873
Mayora Indah .......................    192,000        16,582
Tambang Timah ......................      3,600         3,862
Telekomunikasi, Class B ............     92,000        48,927
Telekomunikasi (ADR) ...............     13,800       152,662
                                                  ------------
                                                      453,636
                                                  ------------
MALAYSIA (2.1%)
AMMB Holdings Bhd.  ................      7,400         4,852
Commerce Asset Holding Bhd.  .......     15,000         7,173
Genting Bhd. .......................     23,800        59,661
Golden Hope Plantations Bhd.  ......     35,000        40,494
IOI Corp., Bhd. ....................     11,000         3,563
Kuala Lumpur Kepong Bhd. ...........      6,000        12,881
Magnum Corp. .......................     15,000         9,024
Malayan Banking Bhd. ...............     14,400        41,836
Malayan United Industries Bhd.  ....     14,000         2,448
Malaysian International Shipping
 Bhd. (Foreign) ....................      5,000         7,327
Malaysian Pacific Industries Bhd. ..      3,000         7,212
Malaysian Resources Corp. ..........     20,000         4,628
Nestle (Malaysia) Bhd. .............      4,000        18,511
New Straits Times Press Bhd.  ......      3,000         3,718
Perusahaan Otomobil Nasional Bhd.  .      6,000         5,862
Petronas Gas Bhd. ..................     14,000        31,855
Rashid Hussain Bhd. ................      5,000         3,882
Resorts World Bhd. .................      5,000         8,420
RHB Capital Bhd. ...................     23,000        11,117
Rothmans of Pall Mall Bhd. .........      1,600        12,444
Sime Darby Bhd. ....................     28,000        26,924
Technology Resources Industries
 Bhd. ..............................      9,000         5,322
Telekom Malaysia Bhd. ..............     17,000        50,263
Tenaga Nasional Bhd. ...............     20,000        42,679

                                        NUMBER       VALUE
                                       OF SHARES    (NOTE 1)
------------------------------------  ----------- ------------
United Engineers Ltd. ..............     18,000      $ 14,994
                                                  ------------
                                                      437,090
                                                  ------------
PHILIPPINES (1.6%)
Ayala Corp.  .......................    150,000        58,333
Ayala Land, Inc., Class B ..........     19,510         7,708
C&P Homes, Inc. ....................     32,660         1,903
Filinvest Land, Inc.* ..............     26,600         1,051
Manila Electronics Co., Class B  ...     14,790        48,935
Metro Pacific Corp. ................     17,400           481
Metropolitan Bank & Trust Co.  .....      1,690        11,371
Petron Corp. .......................     23,890         1,976
Philippines Long Distance Telephone
 Co. ...............................        490        10,647
Philippines Long Distance Telephone
 Co. (ADR) .........................      5,000       112,500
Philippine National Bank* ..........        840         1,846
San Miguel Corp., Class B ..........     35,470        43,352
SM Prime Holdings, Inc. ............    303,670        44,988
                                                  ------------
                                                      345,091
                                                  ------------
TAIWAN (2.8%)
Acer, Inc. (GDR)* ..................      8,000        57,000
Asustek Computer, Inc. (GDR)* ......      5,681        90,754
ROC Taiwan Fund ....................     47,600       386,750
Siliconware Percision Industries
 Co. (GDR)* ........................      5,200        66,690
                                                  ------------
                                                      601,194
                                                  ------------
THAILAND (1.3%)
Advance Agro PCL (Foreign)*# .......        700           585
Advanced Information Service PCL
 (Foreign)#.........................     16,100        76,906
Bangkok Bank PCL (Foreign) .........     18,500        46,106
Bangkok Expressway PCL (Foreign)*# .      1,400           778
Bank of Ayudhya Ltd.
 (Foreign)(Registered)..............        300           121
Electricity Generating PCL
 (Foreign) .........................      2,600         4,860
Industrial Finance Corp. of
 Thailand (Foreign)# ...............      2,600           400
                               53
Siam Cement Co., Ltd. (Foreign) ....        300           312
Siam Commercial Bank PCL (Foreign)#      42,000        47,975
Siam Commercial Bank PCL*
 (Warrants)(expiring 12/31/02)  ....     10,500            --
Telecomasia Corp. (Foreign)*  ......      1,400           267
Thai Farmers Bank PCL (Foreign)#  ..     49,900        90,680
Thailand Petrochemical PCL
 (Foreign)# ........................        700            67
United Communications Industry PCL
 (Foreign)# ........................     33,200        13,445
                                                  ------------
                                                      282,502
                                                  ------------
 TOTAL SOUTHEAST ASIA ..............                2,486,391
                                                  ------------
SOUTHERN CENTRAL ASIA (12.9%)
INDIA (8.9%)
Associated Cement Cos., Ltd. .......          1            35
Great Eastern Shipping Co. (GDR)  ..     30,245       162,567

                                       53

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                        NUMBER        VALUE
                                       OF SHARES     (NOTE 1)
-----------------------------------  ------------ ------------
Indian Petrochemicals Corp., Ltd.
 (GDS) .............................      16,870   $    80,133
ITC Ltd. (GDR) .....................      27,235       544,700
Mahindra & Mahindra
 (GDR)(Registered) .................      34,320       356,070
Morgan Stanley India Investment
 Fund, Inc.*++ .....................      11,200        93,800
Reliance Industries (GDR) ..........      11,580        99,878
State Bank of India (GDR) ..........      17,260       312,837
Tata Engineering & Locomotive Co.
 (GDS)(Registered)* ................      30,000       251,250
                                                  ------------
                                                     1,901,270
                                                  ------------
PAKISTAN (4.0%)
Fauji Fertilizer Co., Ltd.   .......      25,000        47,862
Hub Power Co.* .....................     281,000       365,889
Pakistan Telecommunications Corp.,
 Class A ...........................     297,000       224,407
Pakistan Telecommunications Corp.
 (GDS) .............................       2,970       220,020
                                                  ------------
                                                       858,178
                                                  ------------
 TOTAL SOUTHERN CENTRAL ASIA  ......                 2,759,448
                                                  ------------
SUB-SAHARAN AFRICA (6.2%)
SOUTH AFRICA (5.6%)
Amalgamated Banks of South Africa
 Group Ltd..........................      45,688       262,871
Barlow Rand Ltd. ...................      20,800       176,521
Ellerine Holdings Ltd. .............      29,000       187,116
Morgan Stanley Africa Investment
 Fund, Inc.++ ......................       1,700        19,550
Persetel Holdings Ltd. .............      13,400        73,519
Rembrandt Group Ltd. ...............      26,094       190,350
Sasol Ltd. .........................      18,000       188,267
Sasol Ltd. (ADR) ...................      10,000       105,625
                                                  ------------
                                                     1,203,819
                                                  ------------
ZIMBABWE (0.6%)
Meikles Africa Ltd..................     134,625       121,163
                                                  ------------
 TOTAL SUB-SAHARAN AFRICA ..........                 1,324,982
                                                  ------------
TOTAL COMMON STOCKS
 AND WARRANTS (75.1%)
 (Cost $19,020,308) ................                16,098,880
                                                  ------------
PREFERRED STOCKS AND RIGHTS:
LATIN AMERICA (7.2%)
BRAZIL (7.2%)
Banco Bradesco S.A..................  16,700,000       164,599
Banco Bradesco S.A.* (Rights)  .....     714,008            --
Banco Itau S.A. ....................     153,000        82,255
Brahma .............................      30,000        20,160
CEMIG ..............................   6,334,000       275,199
Cia Vale do Rio Doce ...............       5,000       100,578
CRT, Class A .......................     488,600       601,967
Lojas Renner S.A. ..................     430,000        13,485
Petrobras S.A. .....................     950,000       222,167
Telebras S.A. ......................     449,000        51,214
                                                  ------------
 TOTAL PREFERRED STOCKS
  AND RIGHTS (7.2%)
  (Cost $1,520,320) ................                 1,531,624
                                                  ------------

                                              VALUE
                                            (NOTE 1)
-------------------------                -------------
TOTAL INVESTMENTS (82.3%)
 (Cost $20,540,628) ......                 $17,630,504
OTHER ASSETS
 LESS LIABILITIES (17.7%)                    3,802,127
                                         -------------
NET ASSETS (100%) ........                 $21,432,631
                                         =============

MARKET SECTOR DIVERSIFICATION
 (UNAUDITED)
As a Percentage of Total
 Equity Investments
Basic Materials........            4.5%
Business Services......            3.9
Capital Goods..........            2.2
Consumer Cyclicals ....            6.0
Consumer
 Non-Cyclicals.........           10.0
Credit Sensitive
 Banks.................  14.9
 Financial Services ...   6.4
 Real Estate...........   1.1
 Utility--Electric ....   6.4
 Utility--Gas..........   0.2
 Utility--Telephone ...  19.1
                        ------
Total Credit
 Sensitive.............           48.1
Diversified............            8.3
Energy.................            9.7
Technology.............            7.3
                               -------
                                 100.0%
                               =======

------------
*       Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $63,193 or 0.30% of net assets.
++      The security is advised by the same Adviser as the Portfolio.
# Securities (totaling $230,836 or 1.08% of net assets) valued at fair value.
        Glossary:
        ADR--American Depositary Receipt
        ADS--American Depositary Share
        CPO--Certificate of Participation
        GDR--Global Depositary Receipt
        GDS--Global Depositary Share

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997
-----------------------------------------------------------------------------
Swap Agreements:

   The Portfolio had the following Total Return Swap Agreement open at December 31, 1997:

 NOTIONAL                                                                                               UNREALIZED
   AMOUNT                                          DESCRIPTION                                        (DEPRECIATION)
----------  ---------------------------------------------------------------------------------------- --------------
 $250,000   Agreement with Goldman Sachs International terminating November 30, 1998 the Portfolio      $(72,597)
            to pay 12 month USD-LIBOR minus 4.00% and to receive the THB SET Index converted into
            USD at the mid-market rate on October 30, 1998 +.

+   Illiquid security: is not actively traded.

    Glossary:
    LIBOR--London Interbank Offer Rate
    THB--Thai Baht
    USD--U.S. Dollar

Investment security transactions for the period from August 20, 1997 to December 31, 1997 were as follows:

 COST OF PURCHASES:
Stocks and long-term corporate debt
 securities....................................  $23,775,213
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities....................................    2,825,533

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation...........................   $   621,487
Aggregate gross unrealized
 depreciation...........................    (3,804,299)
                                         --------------
Net unrealized (depreciation)...........   $(3,182,812)
                                         ==============
Federal income tax cost of investments .   $20,813,316
                                         ==============

At December 31, 1997 the Portfolio had loaned securities with a total value of $77,695, which was secured by collateral valued at $84,000.

The Portfolio has a net capital loss carryforward of $70,373 which expires in the year 2005.













                       See Notes to Financial Statements.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

Note 1 Organization and Significant Accounting Policies

   EQ Advisors Trust (the "Trust") was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with fifteen diversified series portfolios and three non-diversified series portfolios (each a "Portfolio"). The diversified Portfolios include the Merrill Lynch Basic Value Equity Portfolio which commenced operations on May 1, 1997, MFS Emerging Growth Companies Portfolio which commenced operations on May 1, 1997, MFS Research Portfolio which commenced operations on May 1, 1997, EQ/Putnam Balanced Portfolio which commenced operations on May 1, 1997, EQ/Putnam Growth & Income Value Portfolio which commenced operations on May 1, 1997, EQ/Putnam International Equity Portfolio which commenced operations on May 1, 1997, EQ/Putnam Investors Growth Portfolio which commenced operations on May 1, 1997, T. Rowe Price Equity Income Portfolio which commenced operations on May 1, 1997, T. Rowe Price International Stock Portfolio which commenced operations on May 1, 1997, Warburg Pincus Small Company Value Portfolio which commenced operations on May 1, 1997, BT Equity 500 Index Portfolio which received initial capital on December 31, 1997, BT International Equity Index Portfolio which received initial capital on December 31, 1997, BT Small Company Index Portfolio which received initial capital on December 31, 1997, JPM Core Bond Portfolio which received initial capital on December 31, 1997 and the Lazard Large Cap Value Portfolio which received initial capital on December 31, 1997. The non-diversified Portfolios include the Merrill Lynch World Strategy Portfolio which commenced operations on May 1, 1997, Morgan Stanley Emerging Markets Equity Portfolio which commenced operations on August 20th, 1997 and the Lazard Small Cap Value Portfolio which received initial capital on December 31, 1997. The Portfolios that received initial capital on December 31, 1997, had no operations except for the issuance of shares of Class IB Common Stock.

   The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the period ended December 31, 1997, the Trust only had Class IB shares outstanding. The Class IB shares are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States ("Equitable"), a wholly-owned subsidiary of The Equitable Companies Incorporated.

   The investment objectives and certain investment policies of each Portfolio are as follows:

   Merrill Lynch Basic Value Equity Portfolio (advised by Merrill Lynch Asset Management, L.P.) -- Capital appreciation and, secondarily, income by investing in securities, primarily equities, that the Adviser (as defined below) of the Portfolio believes are undervalued and therefore represent basic investment value.

   Merrill Lynch World Strategy Portfolio (advised by Merrill Lynch Asset Management, L.P.) -- High total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.

   MFS Emerging Growth Companies Portfolio (advised by Massachusetts Financial Services Co.) -- Long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective. The Portfolio invests primarily in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises.

   MFS Research Portfolio (advised by Massachusetts Financial Services Co.) -- Long-term growth of capital and future income, by investing a substantial portion of its assets in common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   EQ/Putnam Balanced Portfolio (advised by Putnam Investment Management, Inc.) -- Balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

   EQ/Putnam Growth & Income Value Portfolio (advised by Putnam Investment Management, Inc.) -- Capital growth. Current income is a secondary objective. The Portfolio invests primarily in common stocks that offer potential for capital growth and may, consistent with the Portfolio's investment objective, invest in common stocks that offer potential for current income.

   EQ/Putnam International Equity Portfolio (advised by Putnam Investment Management, Inc.) -- Capital appreciation. The Portfolio is designed for investors seeking capital appreciation primarily through a diversified portfolio of equity securities of companies organized under the laws of a country other than the United States.

   EQ/Putnam Investors Growth Portfolio (advised by Putnam Investment Management, Inc.) -- Long-term growth of capital and any increased income that results from this growth, by investing primarily in common stocks that the Adviser believes afford the best opportunity for long-term capital growth.

   T. Rowe Price Equity Income Portfolio (advised by T. Rowe Price Associates, Inc.) -- Substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

   T. Rowe Price International Stock Portfolio (advised by Rowe Price-Fleming International, Inc.) -- Long-term growth of capital through investment primarily in common stocks of established non-United States companies.

   Warburg Pincus Small Company Value Portfolio (advised by Warburg Pincus Asset Management, Inc.) -- Long-term capital appreciation. The Portfolio invests primarily in equity securities of small capitalization companies (i.e. companies having market capitalizations of $1 billion or less at the time of initial purchase) that the Adviser considers to be relatively under-valued.

   Morgan Stanley Emerging Markets Equity Portfolio (advised by Morgan Stanley Asset Management, Inc.) -- Long-term capital appreciation. In pursuing its investment objective, the Adviser focuses on issuers in emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated.

   BT Equity 500 Index Portfolio (advised by Bankers Trust Co.) -- Replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") by allocating the Portfolio's investment among common stocks included in the S&P 500 in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the S&P 500's value.

   BT International Equity Index Portfolio (advised by Bankers Trust Co.) -- Replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index") by investing in a statistically selected sample of the securities of companies included in the EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time.

   BT Small Company Index Portfolio (advised by Bankers Trust Co.) -- Replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Small Stock Index ("Russell 2000 Index") by investing in a statistically selected sample of the 2,000 stocks included in the Russell 2000 Index.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   JPM Core Bond Portfolio (advised by J.P. Morgan Investment Management Inc.) -- High total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, all of the Portfolio's assets will, at the time of purchase, consist of investment grade securities rated BBB or better by Standard & Poor's Rating Service or Baa or better by Moody's Investors Service, Inc. or unrated securities of comparable quality.

   Lazard Large Cap Value Portfolio (advised by Lazard Asset Management) -- Capital appreciation by investing primarily in equity securities of companies with relatively large market capitalizations (i.e., companies having market capitalizations of at least $1 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

   Lazard Small Cap Value Portfolio (advised by Lazard Asset Management) -- Capital appreciation by investing primarily in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relating to the return on total capital or equity.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

   The following is a summary of the significant accounting policies of the
Trust:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price on the primary exchange for such securities or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale occurs during the day, at a bid price estimated by a broker.

   Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

   Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day's sale price is used. However, if the bid price is higher or the asked price is lower than the previous last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value as determined in good faith by the Board of Trustees.

   Long-term corporate bonds are valued at a price obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted bid prices.

   Foreign securities not traded directly, or in American Depositary Receipt
(ADR) or similar form in the United States, are valued at representative quoted bid prices from the primary exchange in the currency of the country of origin.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

   Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

   Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value as determined in good faith by the Board of Trustees.

   Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

   Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold.

   Expenses attributable to a single Portfolio are charged to that Portfolio. Expenses of the Trust not attributable to a single Portfolio are charged to each Portfolio in proportion to the average net assets of each Portfolio. Equitable pays substantially all operating expenses on behalf of the Trust for which Equitable is then reimbursed by the Trust.

   The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

   (i) market value of investment securities, other assets and liabilities -at the valuation date.

   (ii) purchase and sales of investment securities, income and expenses -at the date of such transactions.

   The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

   Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

   The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

tax treatments for deferred organization costs, foreign currency transactions, post-October losses, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddled transactions. In addition, each Portfolio will comply with the investment diversification requirements of Subchapter L of the Code applicable to segregated asset accounts.

   Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997 the following Portfolios incurred and elected to defer until January 1, 1998 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

                                                       NET         NET
                                                     CAPITAL     CURRENCY
                                                      LOSSES      LOSSES
                                                   ----------- ----------
Merrill Lynch Basic Value Equity Portfolio  ......  $   22,052   $    --
Merrill Lynch World Strategy Portfolio ...........     358,116        --
MFS Emerging Growth Companies Portfolio  .........     655,690     1,027
MFS Research Portfolio ...........................     583,491    18,652
EQ/Putnam Balanced Portfolio .....................      11,458        --
EQ/Putnam Growth & Income Value Portfolio  .......     248,858        --
EQ/Putnam International Equity Portfolio  ........      58,646        --
EQ/Putnam Investors Growth Portfolio .............     221,088        --
T. Rowe Price Equity Income Portfolio ............          --     1,734
T. Rowe Price International Stock Portfolio  .....     172,782    34,852
Warburg Pincus Small Company Value Portfolio  ....   1,313,006        --
Morgan Stanley Emerging Markets Equity Portfolio        35,416     5,249

   Costs incurred by the Trust in connection with its organization have been allocated equally to and capitalized by each of the initial twelve Portfolios and are deferred and amortized on a straight line basis over a 60-month period from the date the Portfolios commenced operations. On December 31, 1997 an additional $188,040 in organizational costs was capitalized and allocated evenly among the BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio in connection with their organization. Each of these Portfolios commenced operations on January 2, 1998.

   For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank Chase Manhattan Bank, N.A. ("Chase") acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders' fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. Chase will indemnify each Portfolio from any loss resulting from a borrower's failure to return a loaned security when due. Chase invests the cash collateral and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 1997, the cash collateral received by each Portfolio for securities loaned was invested by Chase in repurchase agreements in which each Portfolio has a pro rata interest equal to the amount of cash collateral contributed.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

Repurchase Agreements:

   Each Portfolio, except for the Merrill Lynch Basic Value Equity Portfolio and the Merrill Lynch World Strategy Portfolio, may enter into repurchase agreements with qualified and Board of Trustees approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

   All Portfolios (except for the MFS Research Portfolio and the Lazard Small Cap Value Portfolio) may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Each of the Portfolios (except for the MFS Research Portfolio, BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio) may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Futures Contracts, Forward Commitments and Forward Foreign Currency Exchange
Contracts:

   The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Each Portfolio (with the exception of the MFS Research Portfolio, the Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio) may buy or sell futures contracts for the purpose of protecting its portfolio securities against future changes in interest rates which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt. During the period the futures contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Each Portfolio (except the Warburg Pincus Small Company Value Portfolio) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficent to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

   Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and Lazard Small Cap Value Portfolio) may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the MFS Research Portfolio, BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. The Advisers, as defined below, may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Swaps:

   The Morgan Stanley Emerging Markets Equity Portfolio, JPM Core Bond Portfolio and BT International Equity Index Portfolio may each invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees.

Limitations on Market and Credit Risk:

   Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The contract amounts of these covered written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward commitments, forward foreign currency exchange contracts and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the forward commitments or forward foreign currency exchange contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

Note 2  Management of the Trust

   The Trust has entered into an investment management agreement (the "Management Agreement") with EQ Financial Consultants, Inc. (the "Manager"), an indirect wholly-owned subsidiary of Equitable. The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) select and contract with investment advisers ("Advisers") to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers' investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. For its services under the Management Agreement, the Manager will receive an annual fee as a percentage of average daily net assets, for each of the Portfolios, calculated daily and payable quarterly as follows: The fee is calculated based on an annual rate of 0.25% of average daily net assets of the BT Equity 500 Index Portfolio and the BT Small Company Index Portfolio; 0.35% of average daily net assets of the BT International Equity Index Portfolio; 0.45% of average daily net assets of the JPM Core Bond Portfolio; 0.55% of average daily net assets of the Merrill Lynch Basic Value Equity Portfolio, the MFS Emerging Growth Companies Portfolio, the MFS Research Portfolio, the EQ/Putnam Balanced Portfolio, the EQ/Putnam Growth & Income Value Portfolio, the EQ/Putnam Investors Growth Portfolio, the T. Rowe Price Equity Income Portfolio and the Lazard Large Cap Value Portfolio; 0.65% of average daily net assets of the Warburg Pincus Small Company Value Portfolio; 0.70% of average daily net assets of the Merrill Lynch World Strategy Portfolio and the EQ/Putnam International Equity Portfolio; 0.75% of average daily net assets of the T. Rowe Price International Stock Portfolio; 0.80% of average daily net assets of the Lazard Small Cap Value Portfolio; and 1.15% of average daily net assets of the Morgan Stanley Emerging Markets Equity Portfolio.

   On behalf of the Trust, the Manager has entered into investment advisory agreements ("Advisory Agreements") with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to:
(i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and
(iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

   The Trust has entered into an administrative agreement with Chase Global Funds Services Company ("Chase Global"), a subsidiary of The Chase Manhattan Bank, N.A., pursuant to which Chase Global provides certain fund accounting, compliance and administrative services to the Trust. For such services, Chase Global receives compensation at the annual rate of 0.0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion Chase Global receives: 0.0425 of 1% of the next $500 million of the total Trust assets; 0.035 of 1% of the next $2.0 billion of the total Trust assets; 0.025 of 1% of the next $1.0 billion of the total Trust assets; 0.015 of 1% of the next $2.5 billion of the total Trust assets; and 0.01 of 1% of the total Trust assets in excess of $8.0 billion; except that the annual fee payable to Chase Global with respect to any Portfolio which commences operation after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the rate of 0.0525 of 1% of the Portfolio's total assets plus $25,000. Chase Global agreed to waive all fees under this agreement, excluding out-of-pocket expenses, for the period from May 1, 1997, to October 31, 1997. Certain officers of the Trust are also officers of Chase Global.

Note 4 Custody Fees

   The Trust has entered into a Custody Agreement with Chase. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. Chase serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains and deposits in separate accounts, cash, securities and

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Concluded)
December 31, 1997

other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5 Distribution Plan

   The Trust has entered into distribution agreements with the Manager and Equitable Distributors, Inc. ("EDI"), an indirect wholly-owned subsidiary of Equitable (collectively, the "Distributors"), pursuant to which the Distributors will serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entiled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust's Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average net assets attributable to the Trust's Class IB shares. The Trust's Class IA shares will not be subject to such fees.

Note 6 Expense Limitation

   In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio are limited to:
0.55% of the BT Equity 500 Index Portfolio's average daily net assets; 0.60% of the BT Small Company Index Portfolio's average daily net assets; 0.80% of the respective average daily net assets of the BT International Equity Index and JPM Core Bond Portfolios; 0.85% of the respective average daily net assets of the Merrill Lynch Basic Value Equity, MFS Emerging Growth Companies, MFS Research, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth and T. Rowe Price Equity Income Portfolios; 0.90% of the respective average daily net assets of the EQ/Putnam Balanced and Lazard Large Cap Value Portfolios; 1.00% of the Warburg Pincus Small Company Value Portfolio's average daily net assets; 1.20% of the respective average daily net assets of the Merrill Lynch World Strategy, EQ/Putnam International Equity, T. Rowe Price International Stock and Lazard Small Cap Value Portfolios; and 1.75% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets.

   Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior two fiscal years provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. At December 31, 1997, under the Expense Limitation Agreement, the total amount reimbursable to the Manager, which includes waivers of investment management fees and reimbursements from the Manager, was $2,574,711.

Note 7 Trustees Deferred Compensation Plan

   A deferred compensation plan for the benefit of the unaffiliated Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.06
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.64
                                                                                         ----------
 Total from investment operations ......................................................      1.70
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.06)
 Distributions from realized gains......................................................     (0.05)
 Distributions in excess of realized gains .............................................     (0.01)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.12)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 11.58
                                                                                         ==========
Total return (b)........................................................................     16.99%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......................................................   $49,495
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.89%
Ratio of net investment income to average net assets after waivers (a) .................      1.91%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      0.87%
Portfolio turnover rate.................................................................        25%
Average commission rate paid............................................................   $0.0566
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.03

MERRILL LYNCH WORLD STRATEGY PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.08
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      0.39
                                                                                         ----------
 Total from investment operations.......................................................      0.47
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................................     (0.05)
 Dividends in excess of net investment income...........................................        --
 Distributions in excess of realized gains .............................................     (0.11)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.16)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 10.31
                                                                                         ==========
Total return (b)........................................................................      4.70%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......................................................   $18,210
Ratio of expenses to average net assets after waivers (a)...............................      1.20%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      3.05%
Ratio of net investment income to average net assets after waivers (a) .................      1.89%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      0.04%
Portfolio turnover rate.................................................................        58%
Average commission rate paid............................................................   $0.0299
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.08

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

MFS EMERGING GROWTH COMPANIES PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      2.21
                                                                                         ----------
 Total from investment operations.......................................................      2.23
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.02)
 Dividends in excess of net investment income...........................................        --
 Distributions from realized gains .....................................................     (0.18)
 Distributions in excess of realized gains .............................................     (0.11)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.31)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 11.92
                                                                                         ==========
Total return (b)........................................................................     22.42%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $99,317
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.82%
Ratio of net investment income to average net assets after waivers (a) .................      0.61%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.36)%
Portfolio turnover rate.................................................................       116%
Average commission rate paid............................................................   $0.0422
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.04

MFS RESEARCH PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................  $  10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.58
                                                                                         ----------
 Total from investment operations ......................................................      1.60
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.02)
 Dividends in excess of net investment income...........................................        --
 Distributions from realized gains......................................................     (0.01)
 Distributions in excess of realized gains .............................................     (0.09)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.12)
                                                                                         ----------
Net asset value, end of period .........................................................  $  11.48
                                                                                         ==========
Total return (b)........................................................................     16.07%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................  $114,754
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.78%
Ratio of net investment income to average net assets after waivers (a) .................      0.65%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.28)%
Portfolio turnover rate.................................................................        51%
Average commission rate paid............................................................  $ 0.0471
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................  $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

EQ/PUTNAM BALANCED PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.14
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.30
                                                                                         ----------
 Total from investment operations ......................................................      1.44
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.13)
 Dividends in excess of net investment income ..........................................     (0.01)
 Distributions from realized gains......................................................     (0.09)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.23)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 11.21
                                                                                         ==========
Total return (b)........................................................................     14.38%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $25,854
Ratio of expenses to average net assets after waivers (a)...............................      0.90%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.55%
Ratio of net investment income to average net assets after waivers (a) .................      3.19%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      1.54%
Portfolio turnover rate.................................................................       117%
Average commission rate paid............................................................   $0.0346
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.07

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................  $  10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.06
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.56
                                                                                         ----------
 Total from investment operations ......................................................      1.62
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.06)
 Dividends in excess of net investment income...........................................        --
 Distributions from realized gains......................................................     (0.01)
 Distributions in excess of realized gains .............................................     (0.03)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.10)
                                                                                         ----------
Net asset value, end of period .........................................................  $  11.52
                                                                                         ==========
Total return (b)........................................................................     16.23%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................  $150,260
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.75%
Ratio of net investment income to average net assets after waivers (a) .................      1.67%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      0.77%
Portfolio turnover rate.................................................................        61%
Average commission rate paid............................................................  $ 0.0376
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................  $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.03
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      0.93
                                                                                         ----------
 Total from investment operations ......................................................      0.96
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.02)
 Distributions from realized gains......................................................     (0.01)
 Distributions in excess of realized gains .............................................     (0.04)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.07)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 10.89
                                                                                         ==========
Total return (b)........................................................................      9.58%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $55,178
Ratio of expenses to average net assets after waivers (a)...............................      1.20%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.53%
Ratio of net investment income to average net assets after waivers (a) .................      0.74%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.59)%
Portfolio turnover rate.................................................................        43%
Average commission rate paid............................................................   $0.0153
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.05

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      2.45
                                                                                         ----------
 Total from investment operations ......................................................      2.47
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.03)
 Distributions from realized gains......................................................     (0.04)
 Distributions in excess of realized gains .............................................     (0.07)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.14)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 12.33
                                                                                         ==========
Total return (b)........................................................................     24.70%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $39,695
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.13%
Ratio of net investment income to average net assets after waivers (a) .................      0.58%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.70)%
Portfolio turnover rate.................................................................        47%
Average commission rate paid............................................................   $0.0338
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

T. ROWE PRICE EQUITY INCOME PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.10
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      2.11
                                                                                         ----------
 Total from investment operations ......................................................      2.21
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.09)
 Distributions from realized gains......................................................     (0.04)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.13)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 12.08
                                                                                         ==========
Total return (b)........................................................................     22.11%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $99,947
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.74%
Ratio of net investment income to average net assets after waivers (a) .................      2.49%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      1.60%
Portfolio turnover rate.................................................................         9%
Average commission rate paid............................................................   $0.0293
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.03

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................     (0.17)
                                                                                         ----------
 Total from investment operations ......................................................     (0.15)
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends in excess of net investment income...........................................        --
                                                                                         ----------
Net asset value, end of period .........................................................   $  9.85
                                                                                         ==========
Total return (b)........................................................................     (1.49)%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $69,572
Ratio of expenses to average net assets after waivers (a)...............................      1.20%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.56%
Ratio of net investment income to average net assets after waivers (a) .................      0.45%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.91)%
Portfolio turnover rate.................................................................        17%
Average commission rate paid............................................................   $0.0034
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................  $  10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.01
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.90
                                                                                         ----------
 Total from investment operations ......................................................      1.91
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.01)
 Dividends in excess of net investment income...........................................        --
 Distributions in excess of realized gains .............................................     (0.05)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.06)
                                                                                         ----------
Net asset value, end of period .........................................................  $  11.85
                                                                                         ==========
Total return (b)........................................................................     19.15%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................  $120,880
Ratio of expenses to average net assets after waivers (a)...............................      1.00%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.70%
Ratio of net investment income to average net assets after waivers (a) .................      0.26%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.44)%
Portfolio turnover rate.................................................................        44%
Average commission rate paid............................................................  $ 0.0545
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................  $   0.03

For the period from August 20, 1997** to December 31, 1997

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.04
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................     (2.06)
                                                                                         ----------
 Total from investment operations ......................................................     (2.02)
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.02)
                                                                                         ----------
Net asset value, end of period .........................................................   $  7.96
                                                                                         ==========
Total return (b)........................................................................    (20.16)%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $21,433
Ratio of expenses to average net assets after waivers (a)...............................      1.75%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.61%
Ratio of net investment income to average net assets after waivers (a) .................      1.96%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      1.10%
Portfolio turnover rate.................................................................        25%
Average commission rate paid............................................................   $0.0011
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.02

------------
**     Commencement of Operations
(a)    Annualized
(b)    Total return is not annualized.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees
and Shareholders of
EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting EQ Advisors Trust (the "Fund") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


February 23, 1998

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the fiscal period ended December 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Merrill Lynch Basic Value Equity Portfolio, the Merrill Lynch World Strategy Portfolio, the MFS Emerging Growth Companies Portfolio, the MFS Research Portfolio, the EQ/Putnam Balanced Portfolio, the EQ/Putnam Growth & Income Value Portfolio, the EQ/Putnam Investors Growth Portfolio, the T. Rowe Price Equity Income Portfolio, the Warburg Pincus Small Company Value Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio were 30.39%, 8.79%, 1.52%, 23.38%, 20.79%, 61.13%, 27.33%, 69.79%, 39.70%, and
100.00%, respectively.

Foreign taxes during the fiscal period ended December 31, 1997 for the EQ/Putnam International Equity Portfolio, T. Rowe Price International Stock Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio amounting to $29,283, $42,243, and $2,617, respectively, are expected to be passed through to the shareholders as foreign tax credits for the year ending December 31, 1997. These amounts are 100% allowable as a foreign tax credit. In addition, for the fiscal year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $221,578, $330,762 and $64,634 for the EQ/Putnam International Equity Portfolio, T. Rowe Price International Stock Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio.